As filed with the Securities and Exchange Commission on August 12, 2026

Securities Act File No. 333-[●]
Investment Company Act File No. 811-24207

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM N-2

________________________

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No.
Post-Effective Amendment No.

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No.

________________________

CVC-PSEC PRIVATE SECONDARIES FUND

(Exact name of Registrant as specified in Charter)

________________________

767 Fifth Avenue
New York, NY 10153
(Address of principal executive offices)
(212) 265-6222
(Registrant’s telephone number)

Joel Grossmark
767 Fifth Avenue
New York, NY 10153
(Name and address of agent for service)

Copy to:

Rajib Chanda, Esq. Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Bissie K. Bonner, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)
☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

Check each box that appropriately characterizes the Registrant:
☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

________________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus
Subject to Completion, dated August 12, 2026

CVC-PSEC PRIVATE SECONDARIES FUND

[Class S Shares
Class D Shares
Class I Shares]

________________________

[•]

CVC-PSEC Private Secondaries Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. The Fund’s investment manager is CVC Secondary Partners (U.S.), LLC (the “Adviser”).

The Fund’s investment objective is to generate attractive risk-adjusted investment returns, principally in the form of capital appreciation. The Fund pursues its investment objective through the acquisition, holding, financing, refinancing and disposition of a diverse portfolio of investments including buyout, growth capital, venture capital, special situations, turnaround, private debt, mezzanine, distressed opportunities, real estate and infrastructure assets on the secondary market.

The Fund’s investment exposure to these strategies will be implemented via a variety of investment types that primarily include the acquisition of shares, units and interests of: (i) established generalist and specialist private investment funds, including funds of funds, feeder funds and other similar structures (collectively, “Portfolio Funds”), primarily on the secondary market (each such investment, a “Fund Secondary”); and (ii) private equity structures or one or more portfolio companies through bespoke liquidity solutions (each such investment, a “GP-led Secondary” and together with Fund Secondaries, “Secondary Investments”).

“Secondary Investments” also include: (i) investments in Portfolio Funds that are actively fundraising but have already invested a portion of their capital commitments in private market investments (“Seasoned Investments”); (ii) Secondary Investments that are contingent upon a primary investment in a Portfolio Fund (a “Primary Investment”) to which the Secondary Investment is “stapled” (“Stapled Investments”) (and in such circumstances, the Adviser will treat the entire transaction (including the stapled Primary Investment) as a Secondary Investment when funded); (iii) Primary Investments in Portfolio Funds that are made in anticipation of, or with the intent to potentially make, a future Secondary Investment; (iv) co-investments in portfolio companies alongside sponsors of private market funds (a “Single Asset Deal”); and (v) privately placed debt securities and other yield-oriented investments (“Private Markets Debt Instruments”), including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans and restricted securities, acquired through transactions on the secondary market. The allocation among types of investments may vary from time to time.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Secondary Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Secondary Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Secondary Investments for purposes of its 80% policy.

i

Under normal market circumstances, the Fund may hold up to 20% of its assets in debt and other types of liquid securities, including but not limited to loans, debt securities, public equities, collateralized debt obligations, collateralized loan obligations, asset-backed securities, mortgage-backed securities and other securitized products, derivatives, money market instruments, cash and cash equivalents (“Debt and Other Securities”).

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares of beneficial interest of the Fund (“Shares”) designated as Class S, Class D and Class I. The Shares will generally be offered on the first business day of each month at the net asset value (“NAV”) per Share on that day. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

Simultaneous with the commencement of the Fund’s operations, [●] (the “Predecessor Fund”) is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Reorganization is subject to approval by the Board of Trustees (the “Board”) and the Predecessor Fund’s general partner and limited partners. In considering whether to approve the Reorganization, the Board will consider whether participation in the Reorganization is in the best interests of the Fund and whether the interests of the Fund’s existing shareholders will be diluted as a result of the Reorganization. There is no guarantee that the Reorganization will be approved by the Board or the Predecessor Fund’s general partner and limited partners or consummated. In the event the Reorganization is not consummated, the Fund will invest the proceeds from the sale of Shares in accordance with the investment objective and strategies of the Fund. See “APPENDIX A — LIST OF INVESTMENTS OF THE PREDECESSOR FUND” in this Prospectus for more information regarding the Predecessor Fund’s holdings.

	Per Class S Share	Per Class D Share	Per Class I Share
Public Offering Price(1)	Current NAV	Current NAV	Current NAV
Sales Load(2)	None	None	None
Proceeds to the Fund	Current NAV	Current NAV	Current NAV

(1)
Each class of the Fund’s Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class. [●] (the “Distributor”), an affiliate of the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Class S Shares, Class D Shares and Class I Shares are or will be continuously offered at a price per share equal to the NAV per share for such class. Each share class will initially be offered at $[●] per share. Generally, the stated minimum investment by an investor in the Fund is $25,000 with respect to Class S Shares and Class D Shares and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund is $10,000. The Fund may, in its sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[●] and incremental contributions are not less than $[●].
(2)
No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares. If you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [●]% cap on NAV for Class S Shares and Class D Shares. Financial intermediaries will not charge such fees on Class I Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The Fund intends to submit an application to the Securities and Exchange Commission (the “SEC”) for an exemptive order to permit the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. Until an exemptive order is granted, the Fund will only offer Class I Shares and will not issue Class S Shares or Class D Shares. The Fund may offer additional classes of Shares in the future.

Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•
The Fund has no operating history.
•
Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Adviser intends to recommend that, in normal market circumstances, the Fund’s Board conduct quarterly repurchase offers of no more than [5]% of the Fund’s net assets.
•
An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.
•
Shares are speculative and involve a high degree of risk, including the risks associated with leverage. See “Risks of Investing in private market investments” and “Other Investment Risks” below.
•
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”). See “Transfer Restrictions” starting on page 144 of the Prospectus.
•
The amount of distributions that the Fund may pay, if any, is uncertain.
•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds [or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.]
•
A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
•
The Fund invests in private market investments, including Portfolio Funds. Portfolio Funds are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “Risks of Investing in private market investments” and “Other Investment Risks” below. In connection with the Fund’s investments in Portfolio Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [●], containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s annual and semi-annual reports to shareholders (when available), and other information about the Fund by calling (212) 265-6222, by writing to the Fund at 767 Fifth Avenue, New York, New York 10153 or by visiting www.[●].com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[●] (the “Distributor”), an affiliate of the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [●].

v

Summary of Offering Terms

The following information is only a summary and does not contain all of the information that you should consider before investing in CVC-PSEC Private Secondaries Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information (as amended and/or restated from time to time, the “SAI”) and the Agreement and Declaration of Trust of the Fund (as amended and/or restated from time to time, the “Declaration of Trust”).

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. The Fund will sell its shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the commencement of the Fund’s operations, [●] (the “Predecessor Fund”) is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Reorganization is subject to approval by the Fund’s Board of Trustees (the “Board” and individually, the “Trustees”) and the Predecessor Fund’s general partner and limited partners. In considering whether to approve the Reorganization, the Board will consider whether participation in the Reorganization is in the best interests of the Fund and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Reorganization. There is no guarantee that the Reorganization will be approved by the Board or the Predecessor Fund’s general partner and limited partners or consummated. In the event the Reorganization is not consummated, the Fund will invest the proceeds from the sale of Shares in accordance with the investment objective and strategies of the Fund. See “—The Reorganization” below for additional information and “APPENDIX A — LIST OF INVESTMENTS OF THE PREDECESSOR FUND” in this Prospectus for more information regarding the Predecessor Fund’s holdings.

The Fund intends to submit an application to the Securities and Exchange Commission (the “SEC”) for an exemptive order to permit the Fund to offer multiple classes of shares. The Fund will offer three separate classes of shares of beneficial interest (“Shares”) designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. Until an exemptive order is granted, the Fund will only offer Class I Shares and will not issue Class S Shares or Class D Shares. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of [●] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

Investment Management

CVC Secondary Partners (U.S.), LLC serves as the investment adviser to the Fund (the “Adviser”) and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”), the Adviser is responsible for the overall management of the Fund’s activities, including managing investment decisions and the day-to-day management of the Fund’s assets, and performs administrative and management services necessary for the operation of the Fund.

Investment Objective and Strategy

The Fund’s investment objective is to generate attractive risk-adjusted investment returns, principally in the form of capital appreciation. The Fund pursues its investment objective through the acquisition, holding, financing, refinancing and disposition of a diverse portfolio of investments including buyout, growth capital, venture capital, special situations, turnaround, private debt, mezzanine, distressed opportunities, real estate and infrastructure assets on the secondary market.

The Fund’s investment exposure to these strategies will be implemented via a variety of investment types that primarily include the acquisition of shares, units and interests of: (i) established generalist and specialist private investment funds, including funds of funds, feeder funds and other similar structures (collectively, “Portfolio Funds”), primarily on the secondary market (each such investment, a “Fund Secondary”); and (ii) private equity structures or one or more portfolio companies through bespoke liquidity solutions (each such investment, a “GP-led Secondary” and together with Fund Secondaries, “Secondary Investments”).

“Secondary Investments” also include: (i) investments in Portfolio Funds that are actively fundraising but have already invested a portion of their capital commitments in private market investments (“Seasoned Investments”); (ii) Secondary Investments that are contingent upon a primary investment in a Portfolio Fund (a “Primary Investment”) to which the Secondary Investment is “stapled” (“Stapled Investments”) (and in such circumstances, the Adviser will treat the entire transaction (including the stapled Primary Investment) as a Secondary Investment when funded); (iii) Primary Investments in Portfolio Funds that are made in anticipation of, or with the intent to potentially make, a future Secondary Investment; (iv) co-investments in portfolio companies alongside sponsors of private market funds (a “Single Asset Deal”); and (v) privately placed debt securities and other yield-oriented investments (“Private Markets Debt Instruments”), including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans and restricted securities, acquired through transactions on the secondary market. The allocation among types of investments may vary from time to time.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Secondary Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Secondary Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Secondary Investments for purposes of its 80% policy.

The Fund’s Secondary Investments may include interests in private market, commingled Portfolio Funds managed, advised and/or operated by, or affiliated with, CVC and any other fund or separately managed account arrangement managed, advised and/or operated by, or affiliated with, CVC (collectively, “CVC Funds”) included in a pool or basket of interests in Portfolio Funds purchased from third-party sellers in a Fund Secondary (each, a “Pooled Fund Secondary”). The Fund may purchase interests in one or more CVC Funds in a Pooled Fund Secondary subject to the following conditions: (i) Pooled Fund Secondary investments will only be purchased from third-party sellers who are not affiliated persons of, promoters of or principal underwriters for, the Fund, and who are not affiliated persons of such persons; (ii) the Fund will not subscribe to CVC Funds on a principal basis; and (iii) inclusion of the CVC Fund in the Pooled Fund Secondary was proposed by the third-party seller and not requested by CVC or the Fund.

Under normal market circumstances, the Fund may hold up to 20% of its assets in debt and other types of liquid securities, including but not limited to loans, debt securities, public equities, collateralized debt obligations, collateralized loan obligations, asset-backed securities, mortgage-backed securities and other securitized products, derivatives, money market instruments, cash and cash equivalents (“Debt and Other Securities”). To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Fund may sell certain of its assets. For temporary defensive and/or liquidity management purposes (including, without limitation, to manage future capital calls in relation to Secondary Investments, Single Asset Deals and Primary Investments) or in connection with implementing changes in the Fund’s asset allocation, the Fund may hold a substantially higher amount of Debt and Other Securities.

The objective of the Debt and Other Securities portfolio is to maintain a high level of exposure to private market investments while meeting liquidity requirements and minimizing excess liquidity. The portfolio will seek to generate incremental return with prudent risk management to reduce the impact of cash drag attributable to excess liquidity. Excess liquidity is generally defined as current or anticipated short-term imbalances between sources and uses of capital. The Adviser will prioritize highly liquid and low-cost instruments, including the use of cash equitization strategies, to gain exposure to rate, credit and/or equity markets subject to risk considerations. The Adviser intends to actively monitor and manage of all sources and uses of liquidity to dynamically meet objectives. This process entails continuous cash flow planning regarding current and expected sources and uses of liquidity in private asset portfolio.

The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

The Adviser will manage the Fund’s asset allocation and investment decisions with a view towards managing liquidity and maintaining a high level of private market investments. The Fund’s asset allocation and amount of private market investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to private market investments in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). The Adviser may also take other anticipated cash flows into account, such as those relating to new subscriptions into the Fund, the repurchase of Shares through periodic tenders by holders of shares of the Fund’s beneficial interests (“Shareholders”) and any distributions made to Shareholders.

The Fund will not at any one time, directly or indirectly, invest and hold more than 20% of its net asset value (“NAV”) in securities of any single issuer, measured at the time of investment (the “20% Limit”). The 20% Limit is a non-fundamental policy of the Fund, and the Adviser may determine to hold a larger or smaller position in a single issuer in its discretion without Shareholder approval or prior notice to Shareholders, subject to applicable law.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Fund may directly or indirectly utilize leverage, incur indebtedness and provide other credit support for any purpose, including, without limitation, to fund all or a portion of the capital necessary for an investment to enhance returns and/or providing liquidity, including to pay costs and expenses, to fund all or a portion of the capital necessary for an investment and/or to enhance returns, in each case subject to the limitations under the 1940 Act. The Fund may incur leverage through a number of sources, including but not limited to, credit and other borrowings provided by financial institutions or other credit providers, as well as through financial and other instruments. See “Leverage” and “Risks—Leverage Risk.”

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund has received an order from the SEC granting an exemption from Section 17 of the 1940 Act, or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to apply for an exemptive order from the SEC that would expand the Fund’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms) (the “Co-Investment Order”). There is no guarantee that the Co-Investment Order will be granted to the Fund.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Principal Risk Factors

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.

The Fund’s investment program is speculative and entails substantial risks. See “Risks” for a complete description of the principal risk factors of the Fund. These considerations should be carefully evaluated before determining whether to invest in the Fund.

Distributor	[●], an affiliate of the Adviser, acts as distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investments

The Fund intends to submit an application to the SEC for an exemptive order to permit the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. Until an exemptive order is granted, the Fund will only offer Class I Shares and will not issue Class S Shares or Class D Shares. The Fund may offer additional classes of Shares in the future.

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class D Shares and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $1,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[●] and incremental contributions are not less than $[●].

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of CVC Capital Partners plc, Clear Vision Capital Fund SICAV-FIS S.A, and any form of entity which is controlled by, or under common control with CVC Capital Partners plc or Clear Vision Capital Fund SICAV-FIS S.A. from time to time and its affiliates (collectively, “CVC”) and vehicles controlled by such employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, CVC or the Distributor, the investor’s holdings in other funds affiliated with the Adviser or the Distributor, and such other matters as the Adviser, CVC or the Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, CVC or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, CVC or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

Eligible Investors

Although the Shares will be registered under the Securities Act, each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act.

The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

The Reorganization

Simultaneous with the commencement of the Fund’s operations (“Inception Date”), the Predecessor Fund with a portfolio of private investments is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. Neither the Adviser, CVC nor any of their affiliates will receive any compensation from the Fund or the Predecessor Fund in connection with the Reorganization.

In connection with the Reorganization, the Predecessor Fund and the Fund will follow the same procedures for determining their NAVs and the amount of Fund Shares to be issued in connection with the Reorganization and distributed pro rata to the holders of the Predecessor Fund. As a result, the Fund’s NAV per Share as of the close of business on its Inception Date will be the NAV per Share at which the Reorganization was effected. The Fund will also begin accepting initial subscriptions into the Fund on the Inception Date.

Purchasing Shares

The Fund expects to commence its continuous public offering on the Inception Date.

Shares will generally be offered for purchase as of the first business day of each calendar month at the NAV per share on that date. Fractions of Shares will be issued to one one-hundredth of a Share.

No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares. If you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [●]% cap on NAV for Class S Shares and Class D Shares. Financial intermediaries will not charge such fees on Class I Shares.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following month.

Prior to a purchase date, funds received from prospective investors will be placed in an account with [●] (“[●]”), the Fund’s transfer agent (the “Transfer Agent”). On the purchase date, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become shareholders by being admitted as Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Other Payments

Investors who purchase Shares of the Fund during an initial [●] period following the Fund’s commencement of investment operations, as such period may be extended by the Fund (the “Initial Offering Period”), will receive additional Shares over time (the “Additional Shares”) commensurate with the amount of their investment in the Fund during the Initial Offering Period. The Adviser and/or its affiliates intend to purchase Additional Shares on behalf of such investors (or deliver Additional Shares to such investors from the assets of the Adviser and/or its affiliates) that invest during the Initial Offering Period. As a result, neither the investor nor the Fund will use its own assets to purchase these Additional Shares. Investors that submit a subscription during the Initial Offering Period are deemed to have “purchased” such Shares during the Initial Offering Period, although the Fund may not fully accept the subscription or the subscription may not be fully funded due to eligibility, regulatory and other requirements in connection with such subscription. Such Shares will be valued as of the date of issuance. Additional Shares will have the same rights as other Shares.

Purchases by the Adviser and/or its affiliates may create an incentive for Shareholders to invest additional amounts in the Fund during the Initial Offering Period. Because the Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, any Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing these additional Shares. There is a risk that any such investors may submit their Shares for repurchase by the Fund, particularly after purchases of the additional Shares by the Adviser and/or its affiliates have ceased. As with repurchase requests by any Shareholder, such repurchase requests could have a significant negative impact on the Fund, including on the Fund’s liquidity. The Adviser may be deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the purchase of the Additional Shares. The Adviser, in its sole discretion, may terminate the Initial Offering Period at any time.

Distributions

The Fund intends to make distributions on an annual basis in aggregate amounts representing at least 90% of the Fund’s investment company taxable income (as defined below in “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a Regulated Investment Company”), if any, earned during the year. Distributions may also include net capital gains, if any.

Unless a Shareholder otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund in additional Shares of the corresponding class, which will be issued at the NAV per Share determined as of the ex-dividend date. See “Dividend Reinvestment Plan.”

Because the Fund intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes, RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Single Asset Deals and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by [●]. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [●]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [●] prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than [●]% of the Fund’s net assets on a quarterly basis. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine).

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $25,000 following such Share repurchase. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non‑discretionary rebalancing program. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d‑1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all Shareholders regardless of Share class. See “Repurchase of Shares.”

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Management Fee,” “Incentive Fee,” “Administrator” and “Distribution and Servicing Fee.”

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the Inception Date. The Fund’s organizational costs are expensed as incurred.

Management Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly management fee at an annual rate of [●]% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). The Adviser has contractually agreed to waive its Management Fee in full for a one-year term from the date the Fund commences operations (the “Fee Waiver Agreement”). Unless otherwise extended by the Adviser, the Management Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of [●]%.

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within [5 business days] after the completion of the net asset value computation for the quarter. Monthly installments for any period less than a full calendar month shall be prorated on the basis of the actual number of days in the period. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Adviser may pay all or any portion of the Management Fee to an affiliate of the Adviser.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Management Agreement.

Incentive Fee

The Adviser will be entitled to receive an Incentive Fee of up to [●]% of Total Return, subject to an [●]% annual Hurdle Amount and a High Water Mark with [●]% Catch-Up (each as defined below). Such allocation will be measured and allocated or paid annually and accrue monthly (subject to pro-rating for partial periods) based on the cumulative Total Return for the then-current Reference Period through the applicable month-end, after giving effect to any Loss Carryforward Amount as described below.

Specifically, for each Reference Period, the Adviser will be entitled to receive an Incentive Fee in an amount equal to:

•
First, if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, the “Excess Profits”), [●]% of such Excess Profits until the total amount allocated to the Adviser equals up to [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Adviser pursuant to this sub-paragraph (any such amount, the “Catch-Up”); and
•
Second, to the extent there are remaining Excess Profits, up to [●]% of such remaining Excess Profits.

The Adviser may elect to receive the Incentive Fee in cash or Shares. The Adviser may, in its sole discretion, elect to waive all or any portion of the Incentive Fee.

“Total Return” for any period since the end of the prior Reference Period (as defined below) shall equal the sum of:

(i)
all distributions accrued or paid (without duplication) on Shares of the Fund outstanding at the end of such period since the beginning of the then-current Reference Period; plus
(ii)
the change in aggregate NAV of such Shares of the Fund since the beginning of the Reference Period before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares of the Fund, (y) any accrual to the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses; minus
(iii)
all operating expenses of the Fund but excluding applicable expenses for the Distribution and Servicing Fee.

For the avoidance of doubt, the calculation of Total Return will include any appreciation or depreciation in the NAV of the Fund’s Shares issued during the then-current Reference Period, treat any withholding tax on distributions paid by or received by the Fund as part of the distributions accrued or paid on Shares of the Fund, exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during a Reference Period means that amount that results in an [●]% annualized internal rate of return on the NAV of Shares of the Fund outstanding at the beginning of the then-current Reference Period and all Fund Shares issued since the beginning of the then-current Reference Period, calculated in accordance with recognized industry practices and taking into account:

(i)
the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all operating expenses of the Fund but excluding applicable expenses for the Distribution and Servicing Fee; and
(ii)
all issuances of the Fund’s Shares over the period.

The ending NAV of Shares of the Fund used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fee. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase as described above.

Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares repurchased during the applicable Reference Period, which Shares will be subject to the Incentive Fee upon repurchase as described above. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark”.

“Reference Period” means each calendar month provided that the initial Reference Period shall be the period from the commencement of investment operations to the next calendar month end.

The Incentive Fee will accrue monthly and be paid annually to the Adviser. The Adviser may pay all or any portion of the Incentive Fee to one or more affiliates of the Adviser. See “Investment Management Agreement—Incentive Fee.”

The Adviser does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Carry Forward Amount and reduce future Incentive Fee payments.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

The Fund is seeking exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of its Management Fees and Incentive Fees in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash, which may dilute other Shareholders of the Fund.

Distribution and Servicing Fee

Class S and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S and Class D Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, if granted, which would permit the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class S Shares and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% and [●]%, respectively, based on the aggregate net assets of the Fund attributable to such class.

Class I Shares are not subject to a Distribution and Servicing Fee.
Expense Limitation Agreement

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed [●]% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than [●]% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of Shares in its public offering, with the written consent of the Board and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of Shares in its public offering, upon written notice to the Fund. “Specified Expenses” means all expenses incurred in the business of the Fund, including, among other things, organizational and offering expenses, professional fees, and fees and expenses of the Fund’s administrator, custodian and transfer agent, with the exception of (i) the Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) transaction-related costs, including, without limitation, costs related to unconsummated transactions and hedging and other derivatives transactions as well as interest and structuring costs for borrowings and line(s) of credit; (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vi) taxes; (vii) portfolio company expenses, joint-venture level expenses or intermediate entity expenses; (viii) ordinary corporate operating expenses (including costs and expenses related to hiring, retaining, and compensating officers of the Fund that may be recharged to the Fund); (ix) certain insurance costs; (x) extraordinary expenses (as determined in the sole discretion of the Adviser); (xi) valuation service providers; (xii) shareholder meetings expenses; and (xiii) litigation expenses.

Organizational and Offering Expenses

The Adviser has contractually agreed to limit the organizational and offering expenses incurred by the Fund to an aggregate amount of $[●] million. Any organizational and offering expenses incurred by the Fund in excess of such amount will be borne by the Adviser, not by the Fund, and will not be subject to recoupment by the Adviser.

Administrator

The Fund has retained [●] (the “Administrator”) to provide it with certain administrative services, including fund administration, fund accounting and transfer agency services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration and Accounting Services.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board or its delegate (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks—Risks of Investing in the Fund—Liquidity Risk.”

Taxes; RIC Status

The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify for treatment in each taxable year, as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to U.S. federal corporate income tax on its investment company taxable income and net capital gain, if any, that it distributes each year. It is anticipated that the Fund will principally recognize income from dividends and long-term capital gains and that dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders who are U.S. individuals at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains, although it is expected that a portion of such dividends will not so qualify.

In addition, because the Fund intends to qualify as a RIC, it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports

The Fund will provide to its Shareholders (through such Shareholders’ financial intermediary), after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary dividend income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal and Taxable Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Custodian and Transfer Agent	[●] serves as the Fund’s custodian, and [●] serves as the Fund’s transfer agent.
ERISA

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

Summary of Fees and Expenses

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending [●], and assumes that the Fund has net assets of $[●] as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class D Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	None	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares	Class D Shares	Class I Shares
Management Fee(3)	[●]%	[●]%	[●]%
Incentive Fee(4)	[●]%	[●]%	[●]%
Other Expenses(5)	[●]%	[●]%	[●]%
Distribution and Servicing Fee	[●]%	[●]%	[●]%
Acquired Fund Fees and Expenses(6)	[●]%	[●]%	[●]%
Interest Payments on Borrowed Funds	[●]%	[●]%	[●]%
Total Annual Expenses	[●]%	[●]%	[●]%
Fee Waiver and/or Expense Reimbursement(7)	([●])%	([●])%	([●])%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[●]%	[●]%	[●]%

(1)
No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares. If you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [●]% cap on NAV for Class S Shares and Class D Shares. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.
(2)
A 2.00% early repurchase fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one‑year anniversary of a Shareholder’s purchase of the Shares (on a “first in–first out” basis). An early repurchase fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non‑discretionary rebalancing program. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders.
(3)
The Fund pays the Adviser a quarterly Management Fee at an annual rate of [●]% based on value of the Fund’s net assets, calculated and accrued monthly as of the last business day of each month. For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to waive its Management Fee in full for a one-year term from the date the Fund commences operations (the “Fee Waiver Agreement”). Unless otherwise extended by the Adviser, the Management Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of [●]%. The reduction of the Management Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement described below.

(4)
The Adviser will be entitled to receive an Incentive Fee of up to [●]% of Total Return, subject to an [●]% annual Hurdle Amount and a High Water Mark with [●]% Catch-Up (each as defined below). Such allocation will be measured and allocated or paid annually and accrue monthly (subject to pro-rating for partial periods) based on the cumulative Total Return for the then-current Reference Period through the applicable month-end, after giving effect to any Loss Carryforward Amount as described below. For purposes of calculating Incentive Fees, such accruals are not deducted from net asset value. The Adviser will be entitled to receive an Incentive Fee in an amount equal to: (1) if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, the “Excess Profits”), [●]% of such Excess Profits until the total amount allocated to the Adviser equals up to [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Adviser pursuant to this sub-paragraph (any such amount, the “Catch-Up”); and (2) to the extent there are remaining Excess Profits, up to [●]% of such remaining Excess Profits. Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of operations. See “Investment Management Agreement.”
(5)
The Other Expenses include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. [The Adviser has contractually agreed to limit the organizational and offering expenses incurred by the Fund to an aggregate amount of $[●] million. Any organizational and offering expenses incurred by the Fund in excess of such amount will be borne by the Adviser, not by the Fund, and will not be subject to recoupment by the Adviser.] The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(6)
The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Fund intends to invest. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Portfolio Funds may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of [●]% to [●]%, and generally charge between [●]% and [●]% of net profits as a carried interest allocation, subject to a clawback, although the amount of such fees and carried interest may vary over market cycles. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of Portfolio Funds in which the Fund expects to invest, which may change substantially over time. The Acquired Fund Fees and Expenses reflects operating expenses of the Portfolio Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds) and does not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind. As such, fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds.
(7)
Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed [●]% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than [●]% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of Shares in its public offering, with the written consent of the Board and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of Shares in its public offering, upon written notice to the Fund. “Specified Expenses” means all expenses incurred in the business of the Fund, including, among other things, organizational and offering expenses, professional fees, and fees and expenses of the Fund’s administrator, custodian and transfer agent, with the exception of (i) the Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) transaction-related costs, including, without limitation, costs related to unconsummated transactions and hedging and other derivatives transactions as well as interest and structuring costs for borrowings and line(s) of credit; (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vi) taxes; (vii) portfolio company expenses, joint-venture level expenses or intermediate entity expenses; (viii) ordinary corporate operating expenses (including costs and expenses related to hiring, retaining, and compensating officers of the Fund that may be recharged to the Fund); (ix) certain insurance costs; (x) extraordinary expenses (as determined in the sole discretion of the Adviser); (xi) valuation service providers; (xii) shareholder meetings expenses; and (xiii) litigation expenses.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

		1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]

Example 2

		1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $25,000 Class S Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]
You would pay the following expenses on a $25,000 Class D Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]
You would pay the following expenses on a $25,000 Class I Shares investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

Financial Highlights

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance is available. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

The Fund

The Fund is a newly organized Delaware statutory trust formed on [●], 2026 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. The Fund’s principal executive office is located at 767 Fifth Avenue, New York, NY 10153, and its telephone number is (212) 265‑6222.

Simultaneous with the commencement of the Fund’s operations, the Predecessor Fund is expected to Reorganize into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

Use of Proceeds

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable. It is anticipated that proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. After receipt of such proceeds, however, the Fund may be delayed up to an additional three months depending on market conditions, the timing and availability of suitable investments and capital inflows into the Fund. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering, primarily after the Inception Date, to certain investments, principally certain Secondary Investments and Single Asset Deals, due to the nature of those investments. Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private markets transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for a Portfolio Fund Adviser to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market funds, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

Investment Objective and Strategy

The Fund’s investment objective is to generate attractive risk-adjusted investment returns, principally in the form of capital appreciation. The Fund pursues its investment objective through the acquisition, holding, financing, refinancing and disposition of a diverse portfolio of investments including buyout, growth capital, venture capital, special situations, turnaround, private debt, mezzanine, distressed opportunities, real estate and infrastructure assets on the secondary market.

The Fund’s investment exposure to these strategies will be implemented via a variety of investment types that primarily include the acquisition of shares, units and interests of:

(i) established generalist and specialist private investment funds, including funds of funds, feeder funds and other similar structures (collectively, “Portfolio Funds”), primarily on the secondary market (each such investment, a “Fund Secondary”); and

(ii) private equity structures or one or more portfolio companies through bespoke liquidity solutions (each such investment, a “GP-led Secondary” and together with Fund Secondaries, “Secondary Investments”).

“Secondary Investments” also include: (i) investments in Portfolio Funds that are actively fundraising but have already invested a portion of their capital commitments in private market investments (previously defined as “Seasoned Investments”); (ii) Secondary Investments that are contingent upon a primary investment in a Portfolio Fund (previously defined as a “Primary Investment”) to which the Secondary Investment is “stapled” (previously defined as “Stapled Investments”) (and in such circumstances, the Adviser will treat the entire transaction (including the stapled Primary Investment) as a Secondary Investment when funded); (iii) Primary Investments in Portfolio Funds that are made in anticipation of, or with the intent to potentially make, a future Secondary Investment; (iv) co-investments in portfolio companies alongside sponsors of private market funds (previously defined as a “Single Asset Deal”); and (v) privately placed debt securities and other yield-oriented investments (previously defined as “Private Markets Debt Instruments”), including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans and restricted securities, acquired through transactions on the secondary market. The allocation among types of investments may vary from time to time.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Secondary Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Secondary Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Secondary Investments for purposes of its 80% policy.

The Fund’s Secondary Investments may include interests in private market, commingled Portfolio Funds managed, advised and/or operated by, or affiliated with, CVC and any other fund or separately managed account arrangement managed, advised and/or operated by, or affiliated with, CVC (collectively, “CVC Funds”) included in a pool or basket of interests in Portfolio Funds purchased from third-party sellers in a Fund Secondary (each, a “Pooled Fund Secondary”). The Fund may purchase interests in one or more CVC Funds in a Pooled Fund Secondary subject to the following conditions: (i) Pooled Fund Secondary investments will only be purchased from third-party sellers who are not affiliated persons of, promoters of or principal underwriters for, the Fund, and who are not affiliated persons of such persons; (ii) the Fund will not subscribe to CVC Funds on a principal basis; and (iii) inclusion of the CVC Fund in the Pooled Fund Secondary was proposed by the third-party seller and not requested by CVC or the Fund.

Under normal market circumstances, the Fund may hold up to 20% of its assets in debt and other types of liquid securities, including but not limited to loans, debt securities, public equities, collateralized debt obligations, collateralized loan obligations, asset-backed securities, mortgage-backed securities and other securitized products, derivatives, money market instruments, cash and cash equivalents (“Debt and Other Securities”). To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Fund may sell certain of its assets. For temporary defensive and/or liquidity management purposes (including, without limitation, to manage future capital calls in relation to Secondary Investments, Single Asset Deals and Primary Investments) or in connection with implementing changes in the Fund’s asset allocation, the Fund may hold a substantially higher amount of Debt and Other Securities.

The objective of the Debt and Other Securities portfolio is to maintain a high level of exposure to private market investments while meeting liquidity requirements and minimizing excess liquidity. The portfolio will seek to generate incremental return with prudent risk management to reduce the impact of cash drag attributable to excess liquidity. Excess liquidity is generally defined as current or anticipated short-term imbalances between sources and uses of capital. The Adviser will prioritize highly liquid and low-cost instruments, including the use of cash equitization strategies, to gain exposure to rate, credit and/or equity markets subject to risk considerations. The Adviser intends to actively monitor and manage of all sources and uses of liquidity to dynamically meet objectives. This process entails continuous cash flow planning regarding current and expected sources and uses of liquidity in private asset portfolio.

The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

The Adviser will manage the Fund’s asset allocation and investment decisions with a view towards managing liquidity and maintaining a high level of private market investments. The Fund’s asset allocation and amount of private market investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to private market investments in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). The Adviser may also take other anticipated cash flows into account, such as those relating to new subscriptions into the Fund, the repurchase of Shares through periodic tenders by holders of shares of the Fund’s beneficial interests (“Shareholders”) and any distributions made to Shareholders.

The Fund will not at any one time, directly or indirectly, invest and hold more than 20% of its NAV in securities of any single issuer, measured at the time of investment (previously defined as the “20% Limit”). The 20% Limit is a non-fundamental policy of the Fund, and the Adviser may determine to hold a larger or smaller position in a single issuer in its discretion without Shareholder approval or prior notice to Shareholders, subject to applicable law.

The Fund may directly or indirectly utilize leverage, incur indebtedness and provide other credit support for any purpose, including, without limitation, to fund all or a portion of the capital necessary for an investment to enhance returns and/or providing liquidity, including to pay costs and expenses, to fund all or a portion of the capital necessary for an investment and/or to enhance returns, in each case subject to the limits under the 1940 Act described below. The Fund may incur leverage through a number of sources, including but not limited to, credit and other borrowings provided by financial institutions or other credit providers, as well as through financial and other instruments. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness. This means that at the time the borrowing is made, the value of the Fund’s borrowings may not exceed one-third the value of the Fund’s total assets (including such borrowings), or 50% of the Fund’s net assets. See “Leverage.” None of the foregoing 1940 Act requirements apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

The Fund may make investments directly or indirectly through one or more wholly-owned Subsidiaries. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a manner intended to enable it to comply with certain U.S. federal income tax requirements or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

If the Fund’s Subsidiaries make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries are wholly owned, they have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries will be consolidated subsidiaries of the Fund and the Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser will comply with the provisions of the 1940 Act relating to investment advisory contracts as an investment adviser to the Fund and to each of the Subsidiaries under Section 2(a)(20) of the 1940 Act. The Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act.

Types of Secondary Investments Strategies

In pursuing the Fund’s investment objective, the Adviser expects to invest principally in Fund Secondaries and GP-led Secondaries and, to a lesser degree, in Seasoned Investments, Stapled Investments, Single Asset Deals, Private Markets Debt Instruments and Primary Investments, although the allocation among those types of investments may vary from time to time.

Fund Secondary and GP-led Secondary Investments

Secondary Investments typically refer to investments in either existing private investment funds or individual operating companies, projects or properties through the acquisition of an existing interest by one investor from another in a negotiated transaction, which are often referred to as limited partner-led secondaries or fund secondaries. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions.

There is also a growing general partner-led secondary market, which has evolved toward strip sales and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame.

Single Asset Deals

The Adviser seeks to identify Single Asset Deals that it believes can generate returns for the Fund by making equity co-investments in deals alongside private equity sponsors, primarily in U.S. and European companies. Single Asset Deals may include, without limitation, management buyouts, management buy-ins, acquisitions, recapitalizations, structured financings, growth equity, “PIPE” (private investments in public equity), and related transactions. Single Asset Deals will principally be in equity and equity-related instruments but may include other securities such as debentures, convertible loan stock, options, warrants or debt instruments which are not equity-related (whether secured or unsecured and whether or not subordinated). The Fund may also make non-traditional co-investments, such as secondary co-investments, follow-on investments, distressed and restructurings, and mezzanine debt. In structuring co-investments, the Adviser’s strategy is to provide the Fund with exposure to deals alongside leading private equity sponsors on a diverse basis at reduced fees and carry versus traditional primary fund investing.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund has received an order from the SEC granting an exemption from Section 17 of the 1940 Act, or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to apply for an exemptive order from the SEC that would expand the Fund’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms) (previously defined as the “Co-Investment Order”). There is no guarantee that the Co-Investment Order will be granted to the Fund.

While this Prospectus contains generalized discussions about the Adviser’s current expectations with respect to the make-up of the portfolio of the Fund, many factors may contribute to changes in emphasis in the construction of the portfolio, including changes in market or economic conditions or regulations as they affect various industries and sectors and changes in the political or social situations in particular jurisdictions. The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.

Private Markets Debt Instruments

For the primary purpose of managing portfolio liquidity while maintaining exposure to private markets investments, the Fund reserves the flexibility to have exposure to privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans and restricted securities, acquired through transactions on the secondary market. The Fund may invest in investment grade and below investment grade fixed-income instruments (commonly known as “high yield” or “junk” instruments). The Fund may invest in Private Markets Debt Instruments directly or indirectly through investment vehicles, including but not limited to mutual funds and exchange-traded funds.

Seasoned, Stapled and Primary Investments

Seasoned Investments are investments made after a Portfolio Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). Seasoned Investments share many characteristics with, and are evaluated by the Fund in a similar manner as, secondary purchases because Seasoned Investments are made later in a Portfolio Fund’s lifecycle. As Seasoned Investments are made later in a Portfolio Fund’s lifecycle than typical primaries, these investments, like secondary purchases, may receive earlier distributions, and the investment returns from these investments may exhibit to a lesser degree the delayed cash flow and return “J-curve” performance associated with primary investments. In addition, Seasoned Investments may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical primaries. In certain cases, the Fund may make a secondary investment that is contingent upon a Primary Investment to which the Secondary Investment is “stapled,” and in such circumstances, the Adviser will treat the entire transaction as a Secondary Investment when funded. The Adviser believes that Seasoned Investments and Stapled Investments are likely to enhance the Adviser’s ability to source other secondary investment opportunities for the Fund.

The Adviser also expects to invest in Primary Investments in newly formed Portfolio Funds where the Portfolio Fund’s underlying investments are not known as of the time of the Fund’s commitment. Primary Investments are characterized by a gradual deployment of capital. Primary Investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Portfolio Fund and utilized to finance its investments in portfolio companies during a predefined period. A private equity fund’s NAV will typically exhibit a “J-curve,” undergoing a decline in the early portion of the fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment’s portfolio investments.

The Adviser expects to make limited use of Seasoned Investments, Stapled Investments and Primary Investments in its portfolio construction.

CVC Platform

Established in 1981, CVC believes that it is one of the global leaders in the private equity marketplace, with a geographically diverse and long-established office network. As of [June 30, 2025], CVC’s international network is comprised of [30] local offices, with [21] office locations throughout Europe, the Americas, and the Middle East, and nine in the Asia-Pacific region. CVC believes that the breadth and depth of this global platform provides it with a strong competitive advantage to originate investment opportunities and bring to bear its collective resources for the benefit of its funds and their portfolio company investments.

In 2021, CVC established a strategic partnership with Glendower Capital, a private equity firm focused on secondary markets globally. Established in 2003, Glendower Capital is a mid-sized secondaries manager, focusing on buyout and cash flow generative assets with potential for near-term liquidity. Since the acquisition, the partnership operates under the brand CVC Secondary Partners.

Leverage

The Fund may directly or indirectly utilize leverage, incur indebtedness and provide other credit support for any purpose, including, without limitation, to fund all or a portion of the capital necessary for an investment to enhance returns and/or providing liquidity, including to pay costs and expenses, to fund all or a portion of the capital necessary for an investment and/or to enhance returns, in each case subject to the limitations under the 1940 Act described below. The Fund may incur leverage through a number of sources, including but not limited to, credit and other borrowings provided by financial institutions or other credit providers, as well as through financial and other instruments. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the Preferred Shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares. See “Risks—Leverage Risk.”

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Credit Facility

The Fund may establish one or more credit lines to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds and Single Asset Deals, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital, to otherwise satisfy Fund obligations for investment purposes.

Derivative Transactions

To the extent the Fund enters into derivative transactions that have leverage embedded in them, the Fund must comply with Rule 18f-4 under the 1940 Act, which, among other things, requires the Fund to either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Risks—Risks Related to an Investment in the Fund—Hedging and Derivatives.”

Risks

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. AS THE FUND’S INVESTMENT PROGRAM DEVELOPS AND CHANGES OVER TIME, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO ADDITIONAL AND DIFFERENT RISK FACTORS. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Most of the following risk factors apply both to the Fund and to any of the Portfolio Funds in which the Fund may invest and references to “investments” shall be understood to include investments made by the Portfolio Funds, where applicable. Therefore, prospective investors should assume references to the Fund herein include references to the Portfolio Funds as well, to the extent the Fund is invested in such Portfolio Funds, unless the context indicates otherwise. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

[Risks Related to an Investment in the Fund

Lack of Operating History; Prior Track Record

As of the date of this Prospectus, the Fund has not commenced operations and has no operating history. Therefore, prospective investors will have no or limited track record or history upon which to base their investment decision.

The size and type of investments to be made by the Fund could differ from the Adviser’s and its affiliates’ prior investments. Valuations are prepared on the basis of certain qualifications, assumptions, estimates and projections, and there is no assurance that the projections or assumptions used, estimates made or procedures followed by the Adviser or any third-party valuation advisor are correct, accurate or complete. In addition, the Fund is subject to all of the business risks and uncertainties associated with any new fund, including the risk that it will not achieve its investment objectives and that the value of a Share in the Fund could decline substantially. The Adviser cannot provide assurance that it will be able to choose, make, and realize any investment by the Fund. There can be no assurance that any investor will receive any capital accumulation of their investment in the Fund. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Non-Diversified Status; Risk of Limited Number of Investments

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer.

The Fund can participate in a limited number of investment opportunities, asset classes, vintages, industries or geographic regions, subject to compliance with applicable law, and, as a consequence, the aggregate return of the Fund may be substantially affected by the unfavorable performance of even a single investment. Furthermore, although the Fund could make an acquisition with the intent to refinance all or syndicate a portion of the capital invested (directly or by selling assets), there is a risk that any such planned refinancing or syndication may not be completed, which could result in the Fund holding a larger percentage of the Fund’s NAV in a single investment and asset type than desired and could result in lower overall returns. Other than these restrictions and others set forth in this Prospectus, investors have no assurance as to the degree of diversification in the Fund’s investments, either by strategy, vintage, sponsor, asset type, industry, geographic region or sector.

Changes to the Fund’s Investment Objective and Strategies Without Shareholder approval

The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Suitability of Investment

An investment in the Fund is not suitable for all investors. Investing in the Fund is suitable only for investors who have the financial ability and experience to understand, the willingness to accept, and the financial resources to withstand, the extent of their exposure to the risks and lack of liquidity inherent in an investment in the Fund. Investors may lose some or all of their invested capital and should not subscribe unless they can readily bear the consequences of such loss. Investors with any doubts as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting, regulatory and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

Investors acknowledge that CVC is not advising investors on their participation in the Fund. No representative of CVC is entitled to lead investors to believe otherwise.

Other Statements

The Adviser and its employees have, subject to applicable law, made, and may in the future make, oral and written statements or expressions of intent or expectation to investors in the Fund or their affiliates or acknowledge statements by such persons (“Other Statements”) regarding the Fund’s or the Adviser’s activities. These may include, for example, the anticipated or expected allocation of investment opportunities to the Fund generally and other topics. Although such Other Statements are not legally binding, such Other Statements may influence allocation and other decisions of CVC and its employees with respect to the operations and investment activities of the Fund and may influence a prospective investor’s decision as to whether to invest in the Fund.

Nature of Investment

An investment in the Fund is speculative and requires a medium to long-term commitment with no certainty of return. The value of Shares in the Fund (and the distributions in respect of it) can fluctuate and may go down as well as up, and an investor may not be repaid the total amounts invested in the Fund. Returns generated by the Fund’s investments may be insufficient to compensate investors adequately for the business and financial risks that must be assumed.

The Fund’s investments will involve a high degree of business and financial risk which can result in substantial losses, including the loss of an investor’s entire investment in the Fund.

In addition, any forward-looking statements (including, without limitation, projections of future earnings or value) contained in this Prospectus are subject to known and unknown risks (such as general economic and political conditions which may affect the Fund), uncertainties and other factors which may cause actual results to be materially different from those contemplated by such statements. Actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.

Investments and acquisitions are by their nature subject to risk. While the Fund intends to make investments which have estimated returns commensurate with the risks undertaken, there can be no assurance of success.

Investors will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the Fund.

The Fund may invest in companies that are underperforming, with the aim of reversing such underperformance. There can be no guarantee such underperformance will be overcome, and, as a result, such underperformance may lead to a loss of some or all of the Fund’s investments.

No Assurance of Repurchase Offers in a Particular Period

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that, in normal market circumstances, the Board authorize the Fund to conduct quarterly repurchase offers of no more than [●]% of the Fund’s net assets. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open‑end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. Moreover, one or more feeder vehicles will be formed to facilitate indirect investments in the Fund by certain investors. Requests by these investors to withdraw their interests in a feeder vehicle are expected to result in tenders by the feeder vehicle in a tender offer by the Fund and could contribute to an over-subscription of a particular tender offer. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the [●] full quarter of Fund operations (or such earlier or later date as the Board may determine).

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchase of Shares.”

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Individual Investor Performance Information

Performance for individual investors in the Fund may vary from the Fund’s overall performance as a result of the timing of an investor’s investment to the Fund; the repurchase or increase of any part of an investor’s participation in the Fund and the class in which the investor invests (including as a result of different fees and expenses specific to a particular class).

Competition with Other Parties

The Fund will be competing for investment opportunities with other parties. It is possible that competition for appropriate investment opportunities may also increase. Such competition may reduce the number of opportunities available and/or adversely affect the terms upon which the investments can be made by the Fund, including by requiring the Fund to assume a greater degree of risk than would otherwise be the case in the absence of such competition by, e.g., agreeing to more limited covenants, undertakings and/or warranties from sellers in respect of proposed investments to be made by the Fund. Such competition may therefore reduce investment returns and contractual protections afforded to the Fund when acquiring investments. There can be no certainty that the Adviser will identify a sufficient number of attractive investment opportunities for the Fund. There may also be increased competition for service providers necessary to implement the investment objectives of the Fund. As a result, the Fund may experience difficulty in asset creation, asset expansion and other construction and development activities. To the extent that the Fund encounters significant competition in connection with any aspects of acquiring, constructing, operating and/or disposing of its investments, returns to investors may decrease.

Leverage Risk

The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

•
the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;
•
the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;
•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and
•
leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Execution Risk; Trade Error

The Adviser’s trading activity for the Fund will involve multiple instruments, multiple brokers and counterparties and multiple strategies. Further, the execution of the trading and investment strategies employed by the Adviser for the Fund may require a high volume of trades, complex trades, difficult to execute trades, use of negotiated terms with counterparties such as in the use of derivatives, the execution of trades on execution facilities and the execution of trades involving less common or novel instruments. The Adviser has trained the trading and operational staff devoted to executing, settling and clearing such trades. However, in light of the foregoing, some slippage, trade errors and miscommunications with brokers and counterparties may occur and may result in losses to the Fund. The Adviser endeavors to detect trade errors quickly and correct and/or mitigate them in an expeditious manner as determined under the Adviser’s policies in effect from time to time. To the extent an error is caused by a counterparty, such as a broker, the Adviser will attempt to recover any loss associated with such error from such counterparty. Given the large volume of transactions expected to be executed by the Adviser on behalf of the Fund, investors should assume that trading errors (and similar errors) will occur and that the Fund may be responsible for any resulting losses. Any costs or losses resulting from trade errors or order errors are generally borne by the Fund unless such errors are due to actions by the Adviser for which the Adviser would not be entitled to indemnification pursuant to the Investment Management Agreement. Where a single error or a series of related errors result in multiple transactions in a client account, gains and losses on these transactions may be netted to determine the net impact of a trade error. Calculating the exact amount owed to the Fund would involve discretion and the Adviser will seek to calculate the amount owed in good faith. The Adviser has adopted a formal trade error policy covering its practices. The Adviser has a conflict of interest in determining whether a trade error is indemnifiable.

Currency Risk; Investment Level

Investments are likely also to be made and realized in other currencies than the U.S. dollar. Changes in rates of exchange may have an adverse effect on the value, price or income of the investments in the Fund, and in addition the Fund will incur costs in converting investment proceeds from one currency to another. In addition, certain countries in which the Fund may invest have implemented or may implement strict controls on foreign exchange which may result in artificially pegged exchange rates that may distort the results of and returns on investments in such countries. The value of an investment may fall substantially as a result of fluctuations in the currency of the country in which such investment is made against the U.S. dollar. The Adviser may (but is not obliged to) endeavor to manage currency exposures into the U.S. dollar, by using appropriate hedging techniques (with the consequences described under “—Hedging” below) where available and appropriate. The Fund may incur costs related to currency hedging arrangements and use of such arrangements are subject to the 1940 Act and Rule 18f-4 thereunder. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis or that any such hedging arrangements will be successful in managing currency exposures.

Movements in the foreign exchange rate between the U.S. dollar and the currency applicable to a particular investor may have an impact upon such investor’s returns in their own currency of account.

Hedging and Derivative Transactions

The Adviser may employ hedging techniques on a selective and discretionary basis to seek to reduce the risks to the Fund’s portfolio (see in particular “—Currency Risk; Investment Level” above) arising from adverse movements in interest rates, securities prices and currency exchange rates or other relevant parameters. There can be no assurance that hedging techniques will be employed with respect to any or all such risks or at the relevant times, or that the techniques employed will be effective in reducing the risks in question. Also, any hedging transactions may themselves entail risks. Among other things, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into hedging transactions.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund treats purchase price deferrals as unfunded commitment agreements for purposes of Rule 18f-4. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to be announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Portfolio Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

[The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f 4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f 4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f 4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value at risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.]

Valuation Risks

A substantial portion of the Fund’s assets are expected to consist of Portfolio Funds and other investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The valuation methodologies used to value certain of the Fund’s investments may change over time and have subjective elements. Valuations are subject to determinations, judgements, opinions, and will, in certain circumstances, not be accurate, and other third parties or investors may disagree with such valuations. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuation methodologies may permit reliance on a prior period valuation of particular investments. Ultimate realization of the value of an investment depends to a great extent on economic, market and other conditions beyond the Adviser’s control. Accordingly, the carrying value of an investment may not reflect the price at which such investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. There will be no retroactive adjustment in the valuation of such assets, the net asset value per Share, the price that the fund paid to redeem Shares, NAV-based fees, fees it paid, directly or indirectly, to the Adviser or amounts allocated to the Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s investments or the value as set out in financial statements issued subsequent to such valuation. While the Adviser believes that the NAV calculation methodologies are consistent with standard industry practices, there are other methodologies available to calculate NAV of the Adviser (and its constituent entities).

Please see also “—Changes in Valuation”, “—Limitations of NAV”, “—Valuations of Portfolio Funds” and “Net Asset Valuation” below.

Changes in Valuation

When the Adviser determines the fair value of investments, it updates the prior valuation by incorporating the latest available financial data for such investments, as well as any cash flow activity related to the investments during the relevant period of time. The Adviser will value investments utilizing the valuation methodology it deems most appropriate and consistent with widely recognized valuation methodologies and market conditions. Accordingly, the NAV per Share between two Determination Dates (as defined below) may materially differ as a result of the incorporation of the latest valuations of investments in the subsequent Determination Date. There will be no retroactive adjustment of the NAV per Share reported for the previous period as a result of these changes in valuation of investments. Therefore, because a new valuation may differ materially from the prior valuation, the adjustment to take into consideration the new valuation may cause the NAV per Share to increase or decrease, and such increase or decrease will only occur in the period the adjustment is made.

Limitations of NAV

The Adviser’s determination, under the supervision of the Board, of the Fund’s monthly NAV per Share will be based in part on valuations of each of the Fund investments, as adjusted each month to incorporate the latest available financial data for such investments, including any cash flow activity related to such investments. As a result, the Fund’s published NAV per Share in any given month may not fully reflect any or all changes in value that may have occurred since the most recent valuation.

The Adviser will review valuation reports and monitor the Fund’s investments and may engage and notify independent valuation advisors in respect of the occurrence of any investment-specific or market-driven event it believes may cause a material impact on the Fund’s NAV as a whole and may, but is under no obligation to, adjust the valuation of any investment based on such events, subject to the review and confirmation for reasonableness by one or more independent valuation advisors selected by the Adviser. Any adjustments in the value of the Fund’s investments will be estimates of the market impact of specific events as they occur, based on assumptions and judgments that may or may not prove to be correct, and may also be based on the limited information readily available at that time. In general, the Fund expects that any adjustments to valuations will be calculated promptly after a determination that a material change has occurred and the financial effects of such change are quantifiable by the Adviser. As a result, the NAV per Share may not reflect a material event until such time as sufficient information is available and analyzed, and the financial impact is fully evaluated, such that the Fund’s NAV may be appropriately adjusted in accordance with the Valuation Policy (as defined below). Depending on the circumstance, the resulting potential disparity in the Fund’s NAV may be in favor or to the detriment of either investors who tender their Shares for repurchase, or investors who subscribe to new Shares, or existing investors.

Additionally, errors may occur in calculating the Fund’s NAV, which could impact the price at which the Fund sells and redeems its Shares and the amount of the Management Fee and the Incentive Fee (if any) incurred. The Adviser has implemented certain policies and procedures to address such errors in NAV calculations. If such errors were to occur, the Adviser depending on the circumstances surrounding each error and the extent of any impact the error has on the price at which the Fund’s Shares were sold or redeemed or on the amount of the Management Fee and the Incentive Fee (if any), may determine in its discretion to take certain corrective actions in response to such errors, including, subject to the Adviser’s policies and procedures, making adjustments to prior NAV calculations. Investors should carefully review the disclosure of the Valuation Policy and how the Fund’s NAV will be calculated.

Deployment of Capital

In light of the nature of the Fund’s continuous offering in relation to the Fund’s investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if the Fund has difficulty identifying and investing in investments on attractive terms, there could be a delay between the time it receives net proceeds from the issue of Shares in this offering and the time the Fund invests the net proceeds. The Fund may also from time to time hold cash pending deployment into investments, subject to its 80% investment policy, or have less than its targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when the Fund is receiving high amounts of proceeds for issuing Shares and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of investors that may be invested in money market accounts or other similar temporary investments, each of which are subject to the Management Fee (where such cash is committed for investment but not yet deployed) and Incentive Allocation (to the extent applicable).

In the event the Fund is unable to find suitable investments, such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for an investor’s investment to realize its full potential return and could adversely affect the Fund’s performance. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event the Fund fails to timely invest the net proceeds of the issuance of Shares or does not deploy sufficient capital to meet its targeted leverage, the Fund’s results of operations and financial condition may be adversely affected.

Suspension of the Fund’s NAV

A suspension of the NAV of the Fund may occur under the circumstances set forth under “Net Asset Valuation” and would suspend subscriptions and repurchases to the Fund. While any suspension of the NAV of the Fund is expected to be temporary, there can be no assurance that such suspension will not become permanent if the grounds for such suspension continue to persist. A temporary or permanent suspension of the Fund’s NAV could have a material adverse effect on the performance of the Fund, the Fund’s ability to raise capital and the ability of the Fund to achieve its investment objectives.

Effect of Repurchase Requests

Economic events affecting the global economy, such as general negative performance could cause investors to seek to have their Shares repurchased at a time when such events are adversely affecting the performance of the Fund’s investments. The Adviser intends to recommend that, in normal market circumstances, the Fund’s Board conduct quarterly repurchase offers of no more than [●]% of the Fund’s net assets. If the Fund determines to sell assets to satisfy repurchase requests, it may not be able to realize the return on such assets that it may have been able to achieve had is sold at a more favorable time, and the Fund’s results of operations and financial condition, including, without limitation, breadth of its portfolio investment, could be materially adversely affected.

Liquidity Risk

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed‑end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open‑end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed‑end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s investments in private market assets will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Distributions

There can be no assurance that the Fund will be profitable or that cash from investments and operations will be available for distribution to its investors. Subject to the requirements applicable to the Fund with respect to its qualification and taxation as a RIC, the Fund has not established a minimum distribution payment level, and the Fund’s ability to make distributions to its Shareholders may be adversely affected by a number of factors, including the risk factors described in this Prospectus. The Board will make determinations regarding distributions based upon, among other factors, the Fund’s financial performance, debt service obligations, debt covenants, tax requirements and capital expenditure requirements. Among the factors that could impair the Fund’s ability to make distributions to its Shareholders are:

•
the inability to invest the proceeds from sales of Shares on a timely basis;
•
the inability to realize attractive risk-adjusted returns on investments;
•
the high levels of expenses or reduced revenues that reduce the Fund’s cash flow or non-cash earnings; and
•
defaults in the Fund’s investment portfolio or decreases in the value of investments.

As a result, the Fund may not be able to make distributions to its Shareholders at any time in the future, and the level of any distributions the Fund does make to Shareholders may not increase or even be maintained over time, any of which could materially and adversely affect the value of Shareholders’ investment in the Fund.

The Fund may not generate sufficient cash flow from operations to fully fund distributions to Shareholders, particularly during the early stages of the Fund’s operations. Therefore, the Fund may fund distributions to Shareholders from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds (including from the issuance of Shares). The extent to which the Fund pays distributions from sources other than cash flow from operations will depend on various factors, including how quickly the Fund invests its proceeds and the performance of the investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of the offering will result in the Fund having less funds available to acquire investments. As a result, the return Shareholders realizd on their respective investment in the Fund may be reduced. Doing so may also negatively impact the Fund’s ability to generate cash flows. The Fund may be required to continue to fund the Fund’s regular distributions from a combination of some of these sources if investments fail to perform, if expenses are greater than the Fund’s revenues or due to numerous other factors. The Fund has not established a limit on the amount of its distributions that may be paid from any of these sources.

To the extent the Fund borrows funds to pay distributions, it would incur borrowing costs and these borrowings would require a future repayment. The use of these sources for distributions and the ultimate repayment of any liabilities incurred could adversely impact the Fund’s ability to pay distributions in future periods, decrease the Fund’s NAV, decrease the amount of cash the Fund has available for operations and new investments and adversely impact the value of the Shareholders’ investment in the Fund.

In-Kind Repurchases and Distributions to Investors

In certain circumstances the Fund may distribute securities and other assets to investors that are not freely traded on an exchange or are otherwise illiquid, including in connection with repurchase proceeds. The risk of losses in respect of any such assets or securities (including as a result of any delay in liquidating such assets or securities) will be borne by the investors receiving such assets or securities, with the result that investors could receive less cash than was reflected in the fair value of such assets or securities as determined pursuant to this Prospectus. In addition, when investments are distributed to investors in-kind, such investors could then become minority holders in, or lenders to, the relevant investments (or former investments) of the Fund and might be unable to protect their interests effectively. Assets or securities are expected to be distributed to all tendering Shareholders on a proportional basis.

Operational Risk

The Fund depends on the Adviser to have appropriate systems and procedures to control operational risk. Operational incidents arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, may cause the Fund to suffer financial losses, the disruption of its business, liability to the investors or third parties, regulatory intervention or reputational damage. The Fund’s business may be highly dependent on its ability to process transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolio.

Force Majeure Risk

The Fund and its investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fires, floods, earthquakes, hurricanes, tornadoes, landslides, explosions, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events in any country in which the Fund targets investments could have a material adverse effect on the economy in such country or globally and/or the business operations of portfolio companies in which the Fund may invest. Force majeure events could adversely affect the ability of the Fund, a Portfolio Fund, a portfolio company or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund, a Portfolio Fund or a portfolio company. In addition, the cost to investments or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be material. Certain force majeure events, such as war, earthquakes, fires or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy and international business activity generally, or in any of the countries in which the Fund may invest specifically, thereby affecting the Fund and the Adviser. Additionally, a major governmental intervention into an industry in light of a force majeure event or otherwise, including the nationalization of an industry or the assertion of control over one or more investments or its assets, could result in a loss to the Fund if an investment or portfolio company is affected (including if its investment is cancelled, unwound or acquired), and any compensation provided by the relevant government may not be what the Adviser believes to be adequate. Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Minority Shareholder Risk

In accordance with the 1940 Act and the Declaration of Trust, shareholders may be required to vote to take decisions in relation to the Fund, including, but not limited to amending the Declaration of Trust. As such votes are governed by the 1940 Act and/or the Declaration of Trust, it may happen that a decision taken by a vote of shareholders will not be in the interest of some of the shareholders who have not voted (or have abstained from voting) in favor of such a decision.

Amendment of Declaration of Trust and Fund Terms

Unless otherwise stated therein and/or required by applicable law or the Declaration of Trust, the terms of the Fund described in this Prospectus (including, but not limited to, the investment guidelines and restrictions applicable to the Fund) may be amended from time to time by the Board without the consent of any investor. In circumstances where this Prospectus or the Declaration of Trust are amended, investors will not necessarily receive advance notice of such amendments (unless required by applicable laws and regulations) and will have no right to object to the implementation of such amendments.

Interpreting the Provisions of the Declaration of Trust, this Prospectus and Other Legal Requirements

The Declaration of Trust, this Prospectus, the Investment Management Agreement and other constitutional documents and agreements of the Fund are detailed agreements that establish complex arrangements among the investors, the Fund, the Adviser and other entities and individuals, as applicable. Questions may arise from time to time under these agreements regarding the parties’ rights and obligations in certain situations, many of which may not have been contemplated at the time of the agreements’ drafting and execution. In these instances, the operative provisions of the agreements, if any, may be broad, general, ambiguous or conflicting, and may permit more than one reasonable interpretation. At times there may not be a provision directly applicable to the situation. While the Adviser will construe the relevant agreements in a manner consistent with its legal obligations and fiduciary duties, the interpretations that CVC adopts may not be, and need not be, the interpretations that are the most favorable to the investors.

Indemnification

Subject to the 1940 Act and the terms of the Declaration of Trust and the Investment Management Agreement, as applicable, each person who is or was a Trustee, officer, employee or other agent of the Fund, among others, and the Adviser, including each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser, shall be entitled to indemnification from the Fund for performing their responsibilities under the Declaration of Trust and the Investment Management Agreement, as applicable. Such liabilities may be material. The Fund may also indemnify third party service providers and counterparties. The indemnification obligations of the Fund would be payable from the assets of the Fund and may impact the NAV per Share. Such indemnification obligations of the Fund may impair the financial condition of the Fund and its ability to acquire assets or otherwise achieve its investment object or meets its obligations.

Reliance on CVC Executives

Given the Fund is structured without a fixed term for making and realizing investments, investors should expect changes in personnel at the level of the Adviser and its affiliates. Furthermore, a bankruptcy, change of control, restructuring or other significant event relating to the Adviser could cause the Adviser to have difficulty in retaining personnel.

Loss of any key personnel at the level of the Adviser or its affiliates could have a material adverse effect on the performance of the Fund.

CVC Capital Partners plc as a Public Company

As a consequence of CVC Capital Partners Plc’s status as a public company, the officers, directors, members, managers and personnel of the Adviser and CVC Entities (as defined below) may take into account certain considerations and other factors that would not necessarily be taken into account if CVC Capital Partners Plc were not a public company, including, for example, the need for the CVC Capital Partners Plc board to generate value and returns for its shareholders. As a public company, CVC Capital Partners Plc is subject to certain disclosures and reporting requirements which may necessitate the disclosure and/or reporting of information in a manner or timeframe which would otherwise not apply, and such disclosure or reporting could adversely affect the interests of CVC Capital Partners Plc, the Adviser and other CVC Entities (and indirectly, the interests of the Fund) as well as the interests of the Fund and its investors to a greater extent than would otherwise be the case. While management of the Fund is conducted independently from CVC Capital Partners Plc, circumstances could arise in which decisions are taken by the CVC Capital Partners Plc board in the interests of its shareholders which may indirectly or directly impact upon the Fund and/or its activities and which, more generally, do not necessarily align with the interests of the Fund.

Tax Treatment of Investors

The tax position of the investors may vary according to their particular financial and tax situation. The structuring of the Fund and/or its investments may not be tax-efficient for a particular prospective investor. No undertaking is given that amounts distributed or allocated to the investors will have any particular characteristics or that any specific tax treatment will apply. Further, no assurance is given that any particular investment structure in which the Fund has a direct or indirect interest will be suitable for all investors and, in certain circumstances, such structures may lead to additional costs or reporting obligations for some or all of the investors.

Prospective investors should consider their own tax position in relation to subscribing for, purchasing, owning and disposing of Shares, and consult their own tax advisors as appropriate. None of the Fund and its affiliates, or any officer, director, member, partner, employee, advisor or agent thereof can take responsibility in this regard.

Taxation in Foreign Jurisdictions

Investors, the Fund and/or any vehicle in which the Fund has a direct or indirect interest may be subject to tax in jurisdictions in which the investors, the Fund or any such vehicles are incorporated, organised, controlled, managed, have a permanent establishment or permanent representative, or are otherwise located and/or in which investments are made and/or with which investments have a connection.

Moreover, taxes such as withholding tax or similar taxes may be imposed on profits of, or proceeds received by, the Fund from investments in such jurisdictions, and such taxes may not be creditable to, or deductible by, the Fund or the investors in their respective jurisdictions.

Changes in Tax Law, Practice and Interpretation

Applicable law and any other rules or customary practice relating to or affecting tax, or the interpretation of these in relation to the investors, the Fund and its investments may change during the life of the Fund (possibly with retroactive effect). In particular, both the level and the basis of taxation may change. Additionally, the interpretation and application of tax law, rules and customary practice by any taxation authority or court may differ from that anticipated by the Fund and its advisors. This could significantly affect returns to the Fund and the investors.

Risks Related to the Management of the Fund

Broad Strategy

The Adviser is expected to implement on behalf of the Fund such strategies or discretionary approaches within its broad mandate which the Adviser believes frosm time to time may be best suited to prevailing market conditions. There can be no assurance that the Adviser will be successful in applying any strategy or discretionary approach to the Fund’s trading or investment activities. The investment strategies of these entities may involve risks that are not described in this Prospectus. Such risks could prove substantial and therefore investments in the Fund are suitable only for investors that are able to bear the potential loss of their entire investment in the Fund.

Dynamic Investment Strategy

While the Adviser generally seeks to generate returns through the investment strategy described in this Prospectus, the Adviser may modify or depart from the Fund’s initial investment strategy, investment process or investment techniques to the extent it determines such modification or departure to be appropriate and consistent with the Prospectus.

Risks Relating to Due Diligence of Investments

Before making investments, the Adviser will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances known at that time. Due diligence may entail evaluation of important and complex business, financial, tax, accounting, sustainability and legal issues. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources available to it, including information provided by the counterparty and, in some circumstances, third-party investigations. However, representations made by a counterparty could be inaccurate, and third-party investigations may not uncover risks. As a result, due diligence investigations conducted with respect to any investment opportunity may not reveal or highlight all relevant facts necessary or helpful to make the investment decision. Moreover, such an investigation will not necessarily result in an investment being successful. There can be no assurance that attempts to provide downside protection with respect to an investment, including pursuant to risk management procedures, will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. There can be no assurance that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence phase or during its efforts to monitor an investment on an ongoing basis or that any risk management procedures implemented by the Adviser will be adequate.

Consultants, legal advisors, appraisers, accountants, investment banks and other third parties may be involved in the due diligence process and/or the ongoing operation of the Fund’s investments to varying degrees. For example, certain asset management, finance, administrative and other similar functions may be outsourced to a third-party service provider whose fees and expenses will be borne by the investee companies or the Fund and will not offset the Management Fee, any Incentive Fee and/or any other similar entitlements. Such involvement of third-party advisors or consultants may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. In addition, if the Adviser is unable to timely engage third-party providers, its ability to evaluate and acquire more complex targets could be adversely affected.

Limited Access to Information

Investors will have limited rights to information regarding the Fund and its investments. It is anticipated that the Adviser and its affiliates will obtain material information regarding investments that will not be disclosed to investors. In addition, certain investors may request information from the Adviser relating to the Fund and its investments and the Adviser may provide such investors with the information requested (subject to availability, confidentiality obligations, applicable law and other similar considerations). Furthermore, at certain times the Adviser may be restricted from disclosing to investors material non-public information regarding any investments.

Accounting, Disclosure and Regulatory Standards

Accounting, auditing, financial and other reporting standards, practices and disclosure requirements in certain countries in which the Fund may invest are not equivalent to those in the U.S. and certain Western European countries and may differ in fundamental ways. Accordingly, information available to the Fund, including both general economic and commercial information and information concerning specific enterprises or assets, may be less reliable and less detailed than information available in more economically sophisticated countries and less information may be available to investors. In addition, in certain instances, the Fund may not have access to all available information to determine fully the origination, credit appraisal and underwriting practices utilized with respect to the investments or the manner in which investments have been operated. As a result, the Fund’s due diligence activities may provide less information than due diligence reviews conducted in more developed countries. The lower standards of due diligence in certain countries will increase the risk related to investments in these countries. While the Adviser expects that it will endeavor to conduct appropriate due diligence in connection with each investment, no guarantee can be given that they will obtain the information or assurances that an investor in a more sophisticated economy would obtain before proceeding with an investment.

Third-Party Advice

The Fund and the Adviser will make extensive use of external advisers and consultants for technical, sustainability, regulatory, financial, legal advice and various other services. The Fund and the Adviser generally rely upon such advisers for their professional judgment with respect to matters concerning their area of expertise. Nevertheless, there exists a risk that such advisers may provide incorrect advice from time to time. Neither the Fund nor the Adviser will, generally, have any liability to investors for any reliance upon such advice.

Dealing Transactions

The Fund has engaged [•] as the Transfer Agent. Among other responsibilities, the Transfer Agent will assist the Fund with the processes for subscriptions, repurchases and other types of dealing transactions in connection with the Fund. There is a risk that procedures relating to such dealing transactions may not be performed as expected by investors and that errors, delays and/or other negative events may occur in connection with such dealing transactions. In such circumstances, investors will, to the extent legally permissible, not have any recourse against the Fund, the Board, the Adviser, the Transfer Agent or any of their respective affiliates, each of which, to the extent legally permissible, bears no liability to resolve or procure the resolution of such errors, delays and/or other negative events and disclaims liability to investors, prospective investors and, if applicable, their financial intermediaries for any loss in connection with any such errors, delays and/or other negative events which occur in connection with such dealing transactions.

Where an investor or prospective investor is required to submit documentation or information in connection with any dealing transaction (including, without limitation, subscriptions, repurchases and transfers of Shares), the onus is on the investor or the prospective investor, as applicable, to ensure such documentation and/or information is sufficient, complete and correct for its purpose including (without limitation), in relation to the number of Shares, the monetary amount, the identity of the investor or prospective investor (as applicable) and bank account details, in each case involved in relation to such dealing transaction. The Fund, the Board, the Adviser, the Transfer Agent and their affiliates bear no liability in relation to such documentation not being sufficient, complete and correct for its purpose.

Risks Related to Investments in Portfolio Funds

Investments in Portfolio Funds – General Risks

The Fund may invest in Portfolio Funds as a means to achieve its investment objectives and/or to gain exposure to investments. Such investments may represent a substantial portion of the Fund’s overall portfolio, particularly in the early stages of its operations. The Fund will bear carried interest, management fees or other compensation allocated to CVC, managers, general partners and/or operators of the Portfolio Funds or any of their affiliates with respect to the Fund’s investments into the Portfolio Funds. The Fund will also indirectly bear its pro-rata share of other expenses of the Portfolio Funds, including all investment-related expenses, expenses paid to affiliates of the sponsor of such Portfolio Fund and administrative expenses.

Performance Risk

The performance of the Portfolio Funds may not meet their target return. CVC does not guarantee any level of return to the investors or the repayment of capital from the Portfolio Funds. The Portfolio Funds will make investments based on estimates or projections of internal rates of return and current returns, which in turn will be based on, among other considerations, assumptions regarding the performance of the Portfolio Funds’ assets, the amount and terms of available financing and the manner and timing of dispositions, including possible asset recovery and remediation strategies, all of which are subject to significant uncertainty. In addition, events or conditions which have not been anticipated may occur and may have a significant effect on the actual rate of return received on Portfolio Funds’ investments. The assumptions made by the managers, general partners and/or operators of the Portfolio Funds may not prove to be valid, and may be based in part upon projections of future events which are difficult to predict and beyond the control of the Portfolio Funds and their managers, general partners and/or operators. The investors have no assurance that actual internal rates of return and current returns will equal or exceed the projected rates of return or that any capital will be returned to them.

Poor performance by a few of the Portfolio Funds’ investments could substantially affect the total return to the investors. The Portfolio Funds may, directly or indirectly, invest in private equity businesses which are believed to be sound and offer good prospects for growth. Such businesses may have little or no operating history. There can be no assurance that any business in which a Portfolio Fund invests will perform to expectations.

Risks Related to Subscriptions to Portfolio Funds

Investors in a Portfolio Fund make capital commitments and become limited partners. The Fund will be treated as a single limited partner in such Portfolio Fund for purposes of commitments to such Portfolio Fund. The Portfolio Funds generally drawdown commitments on an as-needed basis. Pending capital calls, the Fund may use committed capital to make other investments, however, the Fund, subject to its 80% investment policy, may need to make more investments in liquid assets than it otherwise would in order to be able to quickly raise proceeds to meet capital calls for its commitments to a Portfolio Fund, which could adversely impact the Fund’s total return. There is no guarantee that the Fund’s capital commitments to a Portfolio Fund will be called on an efficient basis or at all.

No Direct Interest in a Portfolio Fund

The offering of Shares does not constitute a direct or indirect offering of interests in the Portfolio Funds. Investors will not be limited partners in the Portfolio Funds, will have no direct interest in the Portfolio Funds and will have no voting rights in, or standing or recourse against, any such Portfolio Funds. Moreover, none of the investors will have the right to participate in the control, management or operations of any Portfolio Fund or have any discretion over its management by reason of their investment in the Fund.

Dilution from Subsequent Closings

Where an investor acquires interests in a Portfolio Fund after the first closing date of such Portfolio Fund, it will participate in existing investments of such Portfolio Fund, diluting the interests of existing investors therein, which may include the Fund. Although the investors in the Portfolio Fund will contribute their pro rata share of prior drawdowns (plus interest), there can be no assurance that this payment will reflect the fair value of the Portfolio Fund’s existing investments at the time such additional interests are subscribed for, and existing investors in the Portfolio Fund, which may include the Fund, may therefore suffer significant dilution of value, which is not fully compensated by the subsequent investors in the Portfolio Fund.

Concentration of Portfolio Funds – Limited Number of Investments

Whilst the governing documents of certain Portfolio Funds may have concentration limits aimed at ensuring diversification of their underlying portfolios, there is no certainty that diversification will be obtained and a Portfolio Fund could potentially end up with relatively few investments. In addition, because of the time it may take to source appropriate investments, a Portfolio Fund’s portfolio will not necessarily be diversified from the outset. One risk of having a limited number of investments is that the aggregate returns realized by investors in such Portfolio Funds may be substantially adversely affected by the unfavorable performance of a small number of such investments. If certain investments perform unfavorably, for a Portfolio Fund to achieve above-average returns, one or a few of its investments must perform very well. There are no assurances that this will be the case. Furthermore, prospective investors will have no assurance as to the degree of diversification of a Portfolio Fund’s portfolio, either by geographic region, industry or asset type. To the extent that a Portfolio Fund concentrates investments in a particular industry, asset type or geographic region, its investments will become more susceptible to fluctuations in value resulting from adverse economic or business conditions with respect thereto.

If a Portfolio Fund concentrates on businesses in basic service industries, rather than investments across a full range of industry sectors, any economic downturn in such service industries may impact such Portfolio Fund’s value.

Following its initial investment in a given portfolio company, a Portfolio Fund may have the opportunity to increase its investment in such portfolio company. There is no assurance that such Portfolio Fund will make follow-on investments or that such Portfolio Fund will have sufficient funds to make all or any such investments. Any decision by such Portfolio Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a portfolio company in need of such an investment, may result in a lost opportunity for such Portfolio Fund to increase its participation in a successful portfolio company, may result in such Portfolio Fund’s investment in the relevant portfolio company becoming diluted and in circumstances where the follow-on investment is offered at a discount to market value, may result in a loss of value for such Portfolio Fund and the Fund.

Difficulty and Cost of Locating Suitable Investments in Relation to Portfolio Funds

Where the Fund invests into Portfolio Funds, it will be relying on the ability of the general partners, managers and/or operators of the Portfolio Funds to select the investments to be made by the Portfolio Funds.

The general partners, managers and/or operators of the Portfolio Funds will generally expend significant resources and incur significant costs in relation to potential investments for the Portfolio Funds. Such costs will generally be charged to the Portfolio Funds and will typically not be recoverable.

The management buyout and private equity investment industry in which the Portfolio Funds will be engaged is highly competitive. There can be no certainty that the general partners, managers and/or operators of the Portfolio Funds will identify a sufficient number of attractive investment opportunities to enable the full amount of capital committed to the Portfolio Funds to be invested. To the extent that any Portfolio Fund encounters competition from other strategic buyers and investors engaged in activities similar to those of such Portfolio Funds, such competition may have the effect of increasing acquisition and other costs and the length of time required to fully invest such Portfolio Fund, thereby reducing investment returns. A failure by the general partners, managers and/or operators of the Portfolio Funds to identify attractive investment opportunities, develop new relationships and maintain existing relationships with joint venture partners and other industry participants would adversely impact such Portfolio Funds and the Fund. The Portfolio Funds compete for investment opportunities and potential joint venture partners with other investment funds, individuals, companies, financial institutions (such as investment and mortgage banks and pension funds), sovereign wealth funds and other investors. New competitors constantly enter the market, and in some cases existing competitors combine in a way that increases their strength in the market. It is possible that competition for appropriate investment opportunities may increase, which may also require the Portfolio Funds potentially to participate in auctions more frequently. The outcome of these auctions cannot be guaranteed, thus potentially reducing the number of investment opportunities available to the Portfolio Funds and potentially adversely affecting the terms, including price, upon which investments by the Portfolio Funds can be made. The general partners, managers and/or operators of the Portfolio Funds intend to be selective in their approach to targeting investments, and there is no guarantee that investments meeting the Portfolio Funds’ investment criteria will be available or all of the Portfolio Funds’ investments will meet such criteria.

Certain Portfolio Funds may have an investment strategy focused on investments in emerging countries. Particular competing investment funds domiciled in such emerging countries may have a competitive advantage with respect to investment opportunities in such countries because regulatory and governmental approvals may not be necessary for their investments or they may face fewer difficulties in obtaining regulatory or other approvals for investments if and to the extent a governmental authority perceives a locally managed and invested fund to be a preferable investor. Moreover, such funds are not normally subject to certain foreign investment and ownership limitations, generally or with respect to a particular industry, that may exist from time to time.

Valuations of Portfolio Funds

The Portfolio Funds in which the Fund may invest face similar risks with respect to valuation as the Fund. While the Adviser generally intends to value the Portfolio Funds at the most recent reported value of such Portfolio Fund (i.e., by relying on the valuation made by the sponsor of such Portfolio Fund), the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust the reported value of such Portfolio Fund to reflect a premium or discount in the reported value of such Portfolio Fund in accordance with its valuation policy (i.e., adjusted net asset value of a Portfolio Fund) (see also “Valuation Risks” above).

Furthermore, investors should note that the most recent reported value of Portfolio Funds generally used to calculate the Fund’s NAV may be as of a date several months earlier than the date as of which the Fund’s NAV is calculated and, as a result, the Fund’s NAV will often not incorporate the current NAV per unit, share or interest, as applicable, of the relevant Portfolio Funds in which it is invested.

Liquidity Risk in Relation to Portfolio Funds

Where the Fund invests in Portfolio Funds, the Fund will be a passive investor and will have no ability to influence or dictate the timing of any sales or exits of investments held by these Portfolio Funds which could generate liquidity for the Fund. Determinations as to any sales and/or exits of investments held by these Portfolio Funds, will be made by the managers, operators and/or general partners of such Portfolio Funds. Investments may be difficult to value and dispositions of such investments may require a lengthy time period. Prompt realization of investments may not be possible. Consequently, the timing of cash distributions to the Fund from realizations is uncertain and unpredictable. Investors will have no opportunity to control the day-to-day operations of the Fund, including investment and disposition decisions and the Fund will not have the ability to control or influence any investment and disposition decisions made with respect to any Portfolio Funds.

Borrowing at Portfolio Funds’ Portfolio Level

The Portfolio Funds in which the Fund may invest may make use of debt by having a portfolio company incur debt for its own operations. The leveraged capital structure of portfolio companies will increase the exposure of the Portfolio Funds’ investments to any deterioration in a company’s condition or industry, competitive pressures, an adverse economic environment or rising interest rates and could accelerate and magnify declines in the value of the Portfolio Funds’ investments in the leveraged portfolio companies in a down market. In the event any portfolio company cannot generate adequate cash flow to meet debt service, the Portfolio Funds may suffer a partial or total loss of capital invested in the portfolio company, which could adversely affect the returns of the Portfolio Funds. Furthermore, should the credit markets be unfavorable at the time a Portfolio Fund determines that it is desirable to sell all or a part of a portfolio company, the Portfolio Fund may not achieve an exit multiple or enterprise valuation consistent with its forecasts. Moreover, the companies in which the Portfolio Funds will invest generally will not be rated by a credit rating agency, which may make the valuations of the debt component of the capital structure of a portfolio company difficult.

The securities in which the Portfolio Funds will invest will typically be among the most junior in a portfolio company’s capital structure and thus subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

The sponsor of a Portfolio Fund will generally establish the capital structure of companies in which such Portfolio Fund invests on the basis of financial projections prepared by such companies’ management. Projected operating results will normally be based primarily on management judgements. All of these projections are only estimates of future results that are based upon, among other considerations, assumptions made at the time that the projections are developed, including assumptions regarding the performance of such Portfolio Fund’s investments, the amount and terms of available financing and the manner and timing of dispositions, all of which are subject to significant uncertainty. There can be no assurance that the projected results will be obtained and actual results may vary significantly from the projections. General economic conditions and other events, which are not predictable, may not have been anticipated and are outside the control of the sponsor of the Portfolio Fund, can have a material adverse impact on the reliability of projections and ultimately the Fund’s returns. Moreover, other experts may disagree regarding the feasibility of achieving projected returns. A Portfolio Fund will make investments which may have different degrees of associated risk. The actual realized returns on unrealized investments may differ materially from the returns projected at the time of a portfolio company’s acquisition.

Status of Debt Markets and Availability of Financing

In recent years, disruptions in the debt markets have caused a significant decrease in the availability of financing, an increase in interest rates and a tightening of lending and underwriting standards for investments in general. Such conditions may impair a Portfolio Fund’s ability to obtain financing or refinancing to fund the acquisition of investments, or such financing may be available to a Portfolio Fund on less favorable terms. In addition, because purchasers of investments held directly or indirectly by a Portfolio Fund typically require acquisition financing to fund a portion of the purchase price, these conditions may adversely affect the availability of favorable exit opportunities for such investments. This could have a serious adverse effect on a Portfolio Fund’s ability to implement its investment strategy and generate returns. The continuation or worsening of the disruptions in the debt markets could have an adverse impact on the availability of credit to businesses generally. Under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and under other international bank regulatory frameworks, such as Basel III, banking organizations and other financial institutions are required to hold additional regulatory capital and to meet more stringent liquidity, leverage and other similar tests. The timing, scope and cumulative effect of these regulatory developments is not fully known, but they may result in lenders being less willing and able to extend credit to borrowers like the Portfolio Funds and/or increased costs to lenders, which are passed on to borrowers such as the Portfolio Funds.

Use of Leverage by Portfolio Funds

The incurrence of indebtedness may impair a Portfolio Fund’s ability to finance its future operations and capital needs. The leveraged capital structure will increase the exposure of a Portfolio Fund’s investments to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in the condition of an underlying portfolio entity or its industry. Moreover, any rise in interest rates may significantly increase the underlying borrower’s interest expense, causing losses and/or the inability to service its debt obligations. If such an entity cannot generate adequate cash flow to meet debt obligations, the Portfolio Fund may suffer a partial or total loss of capital invested in its investments.

A Portfolio Fund may need to refinance its outstanding debt as it matures. There is a risk that the Portfolio Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as terms of the existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Portfolio Fund’s financial condition, cash flows and returns on its investments.

To the extent that a Portfolio Fund co-invests with any vehicles managed or advised by the manager of such Portfolio Fund, the Portfolio Fund may incur indebtedness and guarantee obligations together with such vehicles on a joint and several or cross-collateralized basis (which may be on an investment-by-investment or portfolio-wide basis). While such arrangements may be joint and several with respect to the Portfolio Fund, such arrangements may not necessarily impose reciprocal joint and several obligations on such other vehicles. As a result of the incurrence of indebtedness on a joint and several or cross-collateralized basis, the Portfolio Fund may be required to contribute amounts in excess of its pro rata share, including additional capital to make up for any shortfall if such vehicles are unable to repay their pro rata share of such indebtedness. Moreover, the Portfolio Fund could also risk its interests in performing investments in the event such performing investments are cross-collateralized with poorly performing or non-performing investments.

Borrowings by a Portfolio Fund may be secured by (a) the manager, general partner or operator of such Portfolio Fund’s pledge of the assets of the Portfolio Fund, which may include investments, capital commitments and any accounts in the name of the Portfolio Fund in which capital contributions may be deposited and (b) collateral assignment or other security interest granted to any lender of the right to issue drawdown notices and other related rights, titles, interests, remedies, powers and privileges of the Portfolio Fund and/or its manager, general partner or operator with respect to the capital commitments and capital contributions which may include giving such lender or credit party the right to issue drawdown notices, receive capital contributions directly and enforce the rights of a Portfolio Fund against a defaulting investor. The Fund may be required to execute an investor acknowledgment for the benefit of the lenders under a credit facility and may be required to acknowledge their obligations to pay their share of indebtedness up to its unfunded capital commitment. The manager, general partner or operator of a Portfolio Fund may, in its sole discretion, waive these requirements for certain investors, which may have an adverse effect on the Portfolio Fund’s ability to obtain such credit facility and/or the terms thereof. Furthermore, distributions to the Fund may be subordinated in the event of a default under any credit facility of the Portfolio Fund or its related entities.

The Portfolio Funds may guarantee (including guarantees with respect to completion, recourse, creditworthiness, misconduct, environmental matters capital contributions to a participating co-investment vehicle) or collateralize loans or other extensions of credit made to, or obligations of, any special purpose vehicle of the Portfolio Fund, any vehicle formed for co-investors, other persons through which investments are effected or any current or prospective portfolio investment (or any subsidiary thereof) or any vehicle formed to effect the acquisition thereof.

In addition, one or more holding vehicles of a Portfolio Fund may incur asset-backed indebtedness that may be recourse or non-recourse to the Portfolio Fund and is secured by such holding vehicles’ direct or indirect interests in one or more subsidiaries. Such indebtedness will not be taken into account for the purposes of the subscription facility leverage limitations included in the partnership agreement of such Portfolio Fund. If any such holding vehicle cannot satisfy its debt obligations in connection with any such indebtedness as a result of, for example, one or more underlying investments of such holding vehicle underperforming, the holding vehicle could be required to assign to the lender(s) part or all of its interests in the relevant subsidiary(ies) notwithstanding the favorable performance of any of the holding vehicle’s other investments, and thus the Portfolio Fund may lose part or all of its capital invested in the assets of such holding vehicle.

Disclosure of Confidential Information

CVC, other CVC Entities and certain investors in the Portfolio Funds may be required by law or otherwise to disclose certain confidential information relating to a Portfolio Fund or an actual or potential portfolio company. Such disclosure may alter the Portfolio Fund’s competitive advantage in finding attractive investment opportunities, limit the ability of the Portfolio Fund to realize its investment in any such portfolio company, affect the price that the Portfolio Fund is able to obtain upon any subsequent realization or may otherwise adversely affect the Portfolio Fund and the Fund.

Governing Law, Jurisdiction and Sovereign Immunity

Certain investors in the Portfolio Funds in which the Fund invests may enjoy sovereign or other immunities and privileges under U.S. or foreign law or may claim to be or insist on being restricted in their ability to submit to the jurisdiction of particular courts and tribunals, including those designated in the partnership agreements constituting a Portfolio Fund. These factors may make it substantially more difficult for the manager, general partner or operator of such Portfolio Fund or the other parties to the relevant partnership agreement to enforce the contractual obligations of such investor, if necessary, by obtaining a judgment or arbitration award and by enforcing that judgment or award against the investor’s assets in the U.S. or elsewhere. In addition, certain investors may, as a matter of local law applicable to them, require that legal proceedings be brought against them in certain foreign jurisdictions or before arbitral tribunals and the sponsor of a Portfolio Fund may agree to submit to such jurisdictions when required to by applicable law. Accordingly, there may be circumstances in which a Portfolio Fund submits to the jurisdiction of courts (or arbitral tribunals) outside of the U.S.. This may increase the risks, costs and expenses of any litigation significantly which may impact the performance of such Portfolio Fund and the Fund’s returns. In certain cases, these other jurisdictions may operate in a manner and under legal doctrines that increase the risks to the Portfolio Fund. For example, some foreign courts have the ability to impose damages in excess of losses incurred. In such a case, a court would have the ability to increase any awards payable by the Portfolio Fund to account for punitive or other non-economic damages. In addition, foreign courts may have commercial disputes determined by a jury, which can lead to unpredictable results.

Certain Organizational Expenses of Parallel Partnerships

Organizational expenses of the Portfolio Fund in which the Fund may invest and any parallel partnerships that form part of such Portfolio Fund (including organizational expenses of any related feeder funds and the respective general partners, managers or operators of such partnerships and any related feeder funds) will be aggregated and allocated between the partnership in which the Fund invests and any such parallel partnerships based on the relative capital commitments of the partners of such partnerships (unless the general partners of such partnerships determine in good faith that a different share is appropriate). Accordingly, the Portfolio Fund in which the Fund invests may bear certain organizational expenses of a parallel partnership that form part of such Portfolio Fund and vice versa. In the event that any such parallel partnership does not close on any third-party capital commitments, the Portfolio Fund in which the Fund invests will bear all the organizational costs of any such parallel partnership and any related feeder funds that form part of such Portfolio Fund. In the event that any such parallel partnership has a closing with third-party capital commitments, but any related feeder fund does not close on any third-party capital commitments, then the Portfolio Fund in which the Fund may invest and any parallel partnership that form part of such Portfolio Fund will bear the organizational costs of such related feeder fund pro rata based on the relative capital commitments of the partners of such partnerships (unless the general partners of such partnerships determine in good faith that a different share is appropriate).

Multiple Levels of Fees and Expense versus Direct Investment

Where the Fund invests in Portfolio Funds, the Fund will generally bear its pro rata share of certain expenses and management costs incurred directly or indirectly by such Portfolio Funds and/or co-investment vehicles in which it invests in addition to the direct expenses and management costs of the Fund. This would result in more expenses being borne (indirectly) by investors than if the investors were able to invest directly in the Portfolio Funds and/or co-investment vehicles.

When the Fund invests in Portfolio Funds and/or co-investment vehicles, there will be organizational and operating expenses associated with such investments of which the Fund will bear a portion. These various levels of costs and expenses will be charged whether or not the performance of the Fund generates positive returns. As a result, the Fund, and indirectly the investors, may bear multiple levels of expenses, which in the aggregate would exceed the expenses which would typically be incurred by an investment in a single fund investment, and which would offset the Fund’s profits. In addition, because of the fees and expenses payable by the Fund pursuant to such investments, its returns on such investments will be lower than the returns to a direct investor in the Portfolio Funds and/or co-investment vehicles.

Placement Agents

One or more parties may act as placement agents (each, a “Placement Agent” and, together, the “Placement Agents”) for interests in a Portfolio Fund and, in that capacity, act for the sponsor of such Portfolio Fund and in such capacity would not act as investment advisers to prospective investors in connection with the offering of the interests of such Portfolio Fund. The sponsor of a Portfolio Fund may pay each Placement Agent a placement fee based upon the amount of interests committed by investors in such Portfolio Fund that each such Placement Agent introduces to the general partner of such Portfolio Fund. At various times, the Placement Agents may act as placement agents for other fund sponsors and funds which may offer interests that are similar to the interests in a Portfolio Fund. Those sponsors may pay placement fees on terms that are different from the fees that the Placement Agents will receive from the sponsor of the Portfolio Fund in connection with the offering, and this difference in fees may influence the Placement Agents decision to introduce or not introduce prospective investors to the general partner of the Portfolio Fund. Furthermore, certain Placement Agents may seek to provide non-placement agent services with, and earn fees or commissions from, other investment funds and their portfolio companies and their respective affiliates. Examples of such services may include, without limitation, provision or financing or other investment banking services, lending or arranging credit, and provision of prime brokerage services.

Over-commitment Risk

In recognition of private market strategies often not being fully invested by the end of their term and the Adviser’s aim to optimize the Fund’s level of invested capital, there may be circumstances where the Fund makes a capital commitment greater than it otherwise would have made to a Portfolio Fund in anticipation of such Portfolio Fund not drawing down the entirety of the Fund’s capital commitment. Utilizing such a strategy could result in insufficient cash and cash equivalents being available to satisfy capital calls from Portfolio Funds and could have negative impacts on the Fund, including an adverse impact on the Fund’s ability to service redemptions and/or meet expenses of the Fund. If the Fund fails to satisfy capital calls from a Portfolio Fund in a timely manner and thereby defaults on its obligations, the Fund, and indirectly, the investors, will generally be subject to significant penalties, including the complete forfeiture of the Fund’s interest in such Portfolio Fund. Moreover, any failure by the Fund to satisfy these capital calls in a timely manner may (i) impair the Fund’s ability to pursue its investment strategy, (ii) force the Fund to borrow (and therefore incur interest liability), or (iii) otherwise impair the value of the Fund’s investments (which could result in a devaluation of the Fund).

Risks Related to Clawback and Recall Obligations

Portfolio Funds and/or co-investment vehicles may make distributions to the Fund that are subject to clawback or recall arrangements with such Portfolio Funds and/or co-investment vehicles. Generally, clawback arrangements are used for the purpose of meeting unforeseen liabilities of the relevant Portfolio Fund and/or co-investment vehicle and may, but will not necessarily, be limited in time and quantum. In addition Portfolio Funds and/or co-investment vehicles may set up arrangements such that they are able to recall distributions made to their investors (or possibly withhold such distributions from being made) for the purpose of making further investments and/or meeting fees, costs, expenses and liabilities. Accordingly, the Fund may: (i) not receive distributions it otherwise would have assuming no such clawback or recall arrangements, (ii) set aside and retain amounts that it could otherwise reinvest or distribute to investors in anticipation of any such clawback or recall obligations being invoked, and/or (iii) engage one or more lenders (which may include one or more CVC Entities) to provide the Fund with a credit facility which can be utilized, in each case for the purpose of making such clawback or recall payments pending amounts otherwise becoming available to satisfy such payments. Amounts set aside to fund clawback or recall payments will reduce the amount of funds available for distribution to investors or additional investments by the Fund, as well as reducing liquidity and amounts available to meet redemption requests assuming no such clawback or recall arrangements existed. Amounts utilized from a credit facility would likely incur fees, costs, expenses and liabilities for the Fund that would not have if such credit facility was not utilized.

Default and Forfeiture of Interest

Investors in a Portfolio Fund are generally required to fund capital calls and provide certain information within a specified amount of time (for example, 10 business days) and, where an investor does not comply with one or more of these requirements, the sponsor of such Portfolio Fund may treat such investor as being in default. The penalties of being in default include the defaulting investor paying an amount of interest during such time that the investor is in default and forfeiture or redemption of the defaulting investor’s interest in such Portfolio Fund without adequate compensation. Consequently, where the Fund is an investor in a Portfolio Fund and is treated as being in default, investors should be aware of the risk of additional costs and loss of investment by the Fund that may be incurred by the Fund in connection with being in default and of the Fund’s interest in such Portfolio Fund being forfeited or redeemed. Any such default events may adversely affect the value of the Fund’s portfolio and therefore its NAV per Share.

Furthermore, if another investor in a Portfolio Fund in which the Fund is invested defaults on its obligation to make required contributions or is excused from an investment, it may be difficult for the relevant Portfolio Fund to make up the shortfall from other sources. The other investors, including the Fund, may be required to make additional contributions to replace such shortfall, thereby reducing the diversification of their investments. Any default or excused investment by one or more investors in a Portfolio Fund in which the Fund is invested could have an adverse effect on such Portfolio Fund, on its assets and the interests of the other investors (including the Fund) in such Portfolio Fund.

Default

The Portfolio Funds in which the Fund may invest will contain default provisions and associated remedies that may be applied against the Fund in the event that it fails to pay any amounts due in accordance with the terms of the governing documents for such Portfolio Fund. Such default remedies may include (but will not be limited to) forfeiting or redeeming the entire interest of the Fund in such Portfolio Fund for a nominal sum (which may be as little as 1 Euro or U.S. dollar, and therefore considerably less than the actual value of the Fund’s interest in such Portfolio Fund), or requiring the full amount of the Fund’s commitment to the Portfolio Fund to be paid-up in full (rather than being paid on an “as-needed” basis, as with other investors in such Portfolio Fund). In this regard, investors should note that the ability of the Fund to meet its contractual obligations to a Portfolio Fund will be dependent on the Fund having sufficient amounts available to meet drawdown requests in the time-frame required under the governing documents for the relevant Portfolio Fund. This, in turn, will depend on the ability of CVC to successfully manage cash-flows and liquidity for the Fund across its various commitments and investments, and investors will be reliant on CVC and its advisors in doing so. There can be no guarantees that CVC will be able to successfully manage cash-flows and liquidity at all times in order to meet the Fund’s commitments and cash-flow needs more generally. The Fund may make capital commitments to Portfolio Funds and/or in respect of co-investments where, at the specific time a capital commitment is made, amounts are not necessarily available for the Fund to meet such capital commitment assuming all or part of such committed amounts were to be called by the relevant Portfolio Fund and/or in respect of co-investments, including (without limitation) in circumstances where, at the time of making a capital commitment, it is anticipated that the Fund will receive further subscription proceeds or proceeds from investments. Any such commitments that are made pending amounts becoming available to meet such commitments increases the Fund’s exposure to a risk of a default on its commitments to Portfolio Funds and/or in respect of co-investments.

Portfolio Fund Representation, Warranty and/or Indemnification Risk

The Fund may agree to indemnify certain of the Portfolio Funds and co-investment vehicles and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of such Portfolio Funds and co-investment vehicles. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondary interests in established Portfolio Funds may be required as a condition to purchasing such securities.

In addition, the Fund may be required to give representations and/or warranties in its subscription documentation and/or pursuant to governing documents for a Portfolio Fund or a co-investment vehicle. In such circumstances, the Fund may incur a liability if the Fund commits a breach in respect of such representations and/or warranties or makes a misrepresentation. Such liability may be material and the assets of the Fund may be used to discharge such liability, adversely impacting the NAV of the Fund, the price per Share and the Fund’s ability to acquire assets or otherwise achieve its investment objective or meet its obligations.

Change of Control of Portfolio Funds

While the sponsor of a Portfolio Fund will intend for the Portfolio Fund to be managed by such sponsor, investors in the Portfolio Fund may cause a change in management of the Portfolio Fund. Although as a condition of making an investment, CVC expects that appropriate rights generally will be sought to protect the Fund’s interests in a Portfolio Fund, there can be no assurance that such rights will be available or that such rights will provide sufficient protection of the Fund’s rights in case of a change of management of a Portfolio Fund. In such cases, the Fund will typically be significantly reliant on the other existing investors of the Portfolio Fund who may not be affiliated with the Fund and whose interests may conflict with the interests of the Fund.

Secondary Market Purchases

The overall performance of the Fund’s Secondary Investments in established Portfolio Funds will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain such secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that CVC considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s governing documents (e.g. limited partnership agreements) or otherwise negotiate the economic terms of the interests being held. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to making new capital commitments to a Portfolio Fund.

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Co-investment Risks, Counterparty Risks and Investments via Other Entities

A Portfolio Fund may make investments via other entities and in a joint venture, co-investment or partnership arrangement with other parties. This may involve alternative investment vehicles (where the Portfolio Fund may cause the Fund to transfer a portion of its capital commitment to such entities), partnerships, joint ventures, companies, trusts or other entities. Such arrangements may involve additional risks (such as the risk that the manager, general partner or operator of the Portfolio Fund will not be as familiar with the operation of such entities, or the risk of higher costs associated with their formation, structuring or operation, or relationships with co-venturers deteriorating) and the Portfolio Fund’s investment via such entities may be impacted by other parties if made on a joint venture, co-investment or partnership basis (e.g., where a co-venturer, co-investor or partner defaults on its funding obligations, or is in a position to take action contrary to the Portfolio Fund’s objectives due to having economic or business interests or goals that are not consistent with those of the Fund, or where the Portfolio Fund is liable for actions of such co-venturer, co-investor or partner). Additionally, to the extent that a co-venturer, co-investor or partner operates a project, the Portfolio Fund will bear the risk of actions or omissions by such co-venturer, co-investor or partner. While the manager, general partner or operator of the Portfolio Fund will seek to limit the extent to which such factors can affect the Portfolio Fund, such actions or omissions may not be sufficient to protect the Portfolio Fund from loss. There is a risk that co-venturers, co-investors, partners or counterparties may default on their contractual obligations to the Portfolio Fund’s investments. Any such default would likely have an adverse effect on the value of the Portfolio Fund’s investments and on the returns to the Fund. In addition, a Portfolio Fund may co-invest with other parties through partnerships, joint ventures or other entities. Under such circumstances, there is the possibility that the entity in which the Portfolio Fund’s investment is made or such co-investor may have economic or business interests or goals that are not entirely consistent with those of the Portfolio Fund. In addition, the Portfolio Fund may, in certain circumstances, be liable for actions of its co-investors.

Contingent Liabilities Associated with Portfolio Fund Interests Acquired in Secondary Transactions

Where the Fund acquires an interest in a Portfolio Fund in a Secondary Investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obliged to return monies equivalent to such distributions to the Portfolio Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the Portfolio Fund, there can be no assurances that the Fund would prevail on such claim.

Minority Positions

The Portfolio Funds in which the Fund may invest may hold minority positions in certain portfolio companies or acquire securities that are subordinated vis-à-vis other securities as to economic or management rights or other attributes. The Portfolio Funds may therefore have limited ability to protect their positions in, or liability arising from, such companies and might not always be in a position to protect their interests effectively, particularly if such portfolio companies pursue objectives which are inconsistent with those of the Portfolio Funds.

Recourse to All Assets

The assets of a Portfolio Fund, including any investments made by the Portfolio Fund, are available to satisfy all liabilities and other obligations of the Portfolio Fund. If a Portfolio Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Portfolio Fund’s assets generally and not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. This may result in the Portfolio Fund disposing of assets it holds in order to satisfy liabilities arising from other assets.

Expedited Transactions

Investment analyses and decisions by the manager of a Portfolio Fund may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the manager of the Portfolio Fund at the time of an investment decision may be limited, and the manager of the Portfolio Fund may not have access to detailed information regarding the investment opportunity. Therefore, no assurance can be given that the manager of the Portfolio Fund will have knowledge of all relevant circumstances that may adversely affect an investment. In addition, the manager of the Portfolio Fund may rely upon independent consultants in connection with its evaluation of proposed investments; however, no assurance can be given that these consultants will accurately evaluate such investments, and the Portfolio Fund may incur liability as a result of such consultants’ actions.

Reliance on Portfolio Fund Management and Portfolio Company Management

Where the Fund invests into a Portfolio Fund, it will expect that the sponsor of such Portfolio Fund will devote such time as shall be necessary to conduct the business affairs of such Portfolio Fund in an appropriate manner. However, the investment professionals of such Portfolio Fund may also have certain responsibilities in respect of other Portfolio Funds, may work on other projects, serve on other committees and have other responsibilities. These activities will generally require a commitment of time and resources which might otherwise be devoted to their activities in respect of the Portfolio Fund, and therefore conflicts are expected to arise in the allocation of personnel and personnel’s time.

Control over the operation of the Portfolio Funds’ day-to-day activities and management will be vested entirely with the general partners, managers and/or operators of the Portfolio Funds. The Portfolio Funds’ (and therefore the Fund’s) future profitability will depend largely upon the business and investment acumen of the professionals of such Portfolio Fund’s sponsor. The Fund generally has no right or power to take part in the management of any Portfolio Fund, and as a result, the investment performance of the Fund will depend significantly on the actions of the sponsor managing the Portfolio Funds and the skill and expertise of its personnel.

Investing in new or expanding companies normally involves a greater involvement as a shareholder on the part of a Portfolio Fund than is the case with investments in public companies. It is typical of a private equity investor to have a seat on the supervisory board or board of directors of a portfolio company as a non-executive in a supervisory role which would enhance its ability to efficiently supervise and monitor its investment. Although a representative of a Portfolio Fund may serve in such a role, it will generally be in a non-executive capacity and each portfolio company will be managed by its own officers who will generally not be associated with such Portfolio Fund. Although the managers, general partners and/or operators of the Portfolio Funds will be responsible for monitoring the performance of each investment, it will primarily be the responsibility of such portfolio company’s officers and management team to operate the portfolio company on a day-to-day basis. Although the Fund generally intends to invest in Portfolio Funds which invest in assets and companies with strong management, there can be no assurance that the existing management of such assets and companies will continue to operate as successfully as intended or in accordance with the Portfolio Fund’s plans or that the management team of a portfolio company on the date an investment is made will remain the same throughout the period the investment is held by the Fund. Additionally, there can be no assurance that portfolio companies will be able to attract, develop, integrate and retain suitable members of its management team and, as a result, such investment and the Fund may be adversely affected thereby. The activity of identifying and implementing potential operating improvements of portfolio companies entails a high degree of uncertainty and there can be no assurance that such improvements will be able to be successfully implemented. To the extent that there are failings in the management of portfolio companies held by the Fund and/or the Portfolio Funds, any such failings may adversely affect the other returns and more generally the performance of the Fund.

Investors will not have the opportunity to evaluate the management teams and service providers engaged with respect to any investments held directly or indirectly (via the Portfolio Funds) by the Fund, or the relevant economic, financial and other information which will be utilized by the Portfolio Fund in selecting, structuring, monitoring and disposing of investments.

Use of Subscription Lines

A Portfolio Fund may utilize one or more credit facilities or equity bridges for, among other things, making investments, paying management fees and other fund expenses, satisfying other liabilities of the Portfolio Fund and/or returning proceeds from investments to their limited partners. In connection therewith, to the extent that the Fund becomes a limited partner of any of the Portfolio Fund’s, it may be required to execute an investor acknowledgement for the benefit of the lenders to the relevant Portfolio Fund under the subscription credit facility and may be required to acknowledge its obligations to pay its share of indebtedness up to the Fund’s undrawn commitments of such Portfolio Fund. If a Portfolio Fund in which the Fund has invested defaults on indebtedness secured by an investment, the lender may issue a drawdown notice for the purpose of repaying the secured indebtedness, depending on its terms. The exercise by any lenders of their drawdown right under a subscription credit facility would reduce the amount of capital otherwise available to a Portfolio Fund for making investments and may negatively impact such Portfolio Fund’s ability to make investments or achieve its investment objectives. In connection with one or more subscription credit facilities entered into by a Portfolio Fund in which the Fund has invested, distributions to its limited partners, including the Fund, may be subordinated to payments required in connection with any indebtedness contemplated thereby.

Controlling and Non-Controlling Investment Stakes

The Adviser expects that in certain instances the Fund will, indirectly or directly alongside a Portfolio Fund, co-invest alongside other partners and invest in minority equity positions and/or hybrid and debt instruments. In such cases, the Fund and such Portfolio Fund may not have control over their investments and may have to follow decisions of other investors. Although as a condition of making an investment, CVC expects that appropriate rights generally will be sought to protect the Fund’s interests, there can be no assurance that such rights will be available or that such rights will provide sufficient protection of the Fund’s rights. In such cases, the Fund will typically be significantly reliant on the other shareholders of such companies and/or investors of such projects, who may not be affiliated with the Fund and whose interests may conflict with the interests of the Fund.

More generally, the use of joint ventures and similar arrangement may limit the degree of control that a Portfolio Fund can exercise with respect to certain portfolio companies.

Cash-Drag Risk

As the Fund may invest in Portfolio Funds which are not fully funded and are eligible to make new investments, the Fund will be required from time to time to fund capital calls of the Portfolio Fund, in some cases during the course of several years. Generally, the Fund will have limited notice to fund such capital calls and will be liable for significant penalties to the extent it defaults on any capital calls (potentially including the forfeiture of its interest in the relevant Portfolio Fund). As a result, the Fund may maintain a sizeable cash and cash equivalent position in anticipation of satisfying capital calls in respect of its investments. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.

No Established Market for Secondaries Investments

There is no established market for Secondary Investments, and although there has been an increasing volume of sales of Secondary Investments, no liquid market is expected to develop for Secondary Investments. Moreover, the market for Secondary Investments has been evolving and is likely to continue to evolve. It is expected that the Fund may acquire interests in Portfolio Funds and direct private equity investments in portfolio companies on an opportunistic basis from existing investors in such funds (and not from the issuers of such interests) and from existing holders of direct investments (and not from the portfolio companies directly). There can be no assurance that the Fund or such Portfolio Fund will be able to identify sufficient Secondary Investment opportunities or that they will be able to acquire sufficient Secondary Investments on attractive terms.

Currency Risks – Portfolio Funds

Although the principal currency of a Portfolio Fund may be U.S. dollars, the base currency of the partnership in which the Fund invests may be Euro and capital commitments of the limited partners in such partnership will be denominated, and drawdowns and distributions made, in Euro. However, the Portfolio Fund may make and realize investments in currencies other than Euro and, as a result, the value of investments may go up or down solely as a result of changes in currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time. They are generally determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, or by currency controls or political developments.

A Portfolio Fund will incur costs in connection with conversions between various currencies. The manager, general partner or operator of each Portfolio Fund will attempt to maximize U.S. dollar revenues and sales proceeds, and a Portfolio Fund and its underlying investments may engage in hedging transactions to reduce currency risk where reasonably available and appropriate. There can be no assurance, however, that adequate hedging transactions will be available on an economically viable basis, or that such hedging arrangements will achieve the desired effect. As a result, a Portfolio Fund may become unhedged or partially hedged and the Adviser may not be able to manage foreign exchange risk in relation to all investments. Moreover, hedging transactions themselves may involve additional risks and result in transaction costs.

There is a risk of loss to the Portfolio Funds through the use of currency and other derivatives. These risks include:

•
price risk - the risk that a price change in the market underlying a derivative contract, or in the derivative contract itself, is adverse to the derivative position held;
•
leveraging risk - due to the nature of derivatives, it is possible to create greater exposure to a market than the assets backing the position, thus potentially magnifying the risk of loss;
•
liquidity risk - the risk that a derivative position cannot be reversed; and
•
default risk - the risk that the party on the other side of a derivative contract defaults on payments under the contract.

If an investor in a Portfolio Fund’s reference currency is a currency other than U.S. dollars, its investment in the Portfolio Fund may be adversely affected by any reduction in the value of the U.S. dollar relative to its reference currency. Further, there may be foreign exchange regulations applicable to investments in foreign currencies in certain jurisdictions where this Prospectus is being issued. The fees, costs and expenses incurred by an investor in a Portfolio Fund (including the Fund) in converting their local currency to Euro (if applicable) in order to meet drawdowns will be borne solely by such investor and will be in addition to the amounts required by such drawdowns (and will not be part of or otherwise reduce their capital commitments and/or remaining capital commitments, as applicable). Such investor may also incur the further transaction costs of converting Euro into another currency.

Hedging techniques employed by the Adviser may be entered into whether the hedged currency is declining or increasing in value relative to the base currency of the partnership in which the Fund has invested. Although these techniques are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, the precise matching of amounts with respect to the hedging techniques employed and the value of the underlying securities or other assets will not generally be possible. For example, precise matching of forward foreign exchange contract amounts generally is not possible; various factors may impact this matching, including, but not limited to, differing interest rates between currencies and defaults by borrowers. Therefore, the successful execution of a hedging strategy which matches exactly the profile of the underlying investments and other assets cannot be assured.

A Portfolio Fund may from time to time be required to post collateral and make margin, settlement or other payments in connection with the use of certain hedging transactions. A Portfolio Fund may utilize cash reserves or commitments in order to facilitate such hedging activity and the level required will depend on prevailing market conditions from time to time. As a result, it may not be possible for a Portfolio Fund to fully deploy committed capital, and hedging in this manner will likely result in the partnerships comprising such Portfolio Fund investing in different proportions into each investment that the Portfolio Fund makes. To the extent that a Portfolio Fund does not have sufficient cash reserves or commitments to post collateral or meet a margin call or settlement or other required payment, the Portfolio Fund may be unable to comply with its contractual obligations. If a Portfolio Fund defaults on any of its contractual obligations, its investors (including the Fund) may be adversely affected.

Costs and expenses in connection with these hedging techniques shall be borne by the Portfolio Fund and may, in aggregate, be substantial. In practice, such costs and expenses will therefore operate as a drag on performance for the Portfolio Fund and will reduce the amount of proceeds that are available for distribution to its investors (including the Fund).

Hedging Transactions in relation to Portfolio Fund

Hedging techniques could involve a variety of derivative transactions, including transactions in forward contracts and swaps. A Portfolio Fund may utilize a variety of financial instruments, including swaps and forward contracts, both for investment purposes (for example currency hedging, as further described in “Currency Risks” above) and for risk management purposes. No hedging transaction is perfect. For instance, while a Portfolio Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance and increased (rather than reduced) risk for the Portfolio Fund than if it had not engaged in any such hedging transactions. Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties).

Venture Capital Investments

The Fund may invest in shares in a Portfolio Fund devoted to early stage venture capital investments, which is a segment of the venture capital business with the highest degree of investment risk. Typically, the portfolio companies in which such Portfolio Funds invest have no operating history, unproven technology, untested management and unknown future capital requirements. These companies often face intense competition, often from established companies with much greater financial, manufacturing and technical resources, more marketing and service capabilities, and a greater number of qualified personnel. To the extent there is a public market for the securities of these companies, they may be subject to abrupt and erratic market price movements. The investment of the Fund in such Portfolio Funds focused on investments of this type will be highly speculative and may result in the loss of the Portfolio Fund’s entire capital contributions in respect of such investments. There can be no assurance that any such losses will be offset by gains (if any) realized in other portfolio companies of the Portfolio Fund.

Pooled Secondary Investments

In many cases, it is expected that Portfolio Funds will have the opportunity to acquire a portfolio of investment funds or direct investments from a seller on an “all or nothing” basis. Certain of the investment funds or direct investments in the portfolio may be less attractive than others, and certain of the sponsors of such investment funds (or in some cases, the controlling investors in the portfolio companies) may be more familiar to the Portfolio Fund than others, or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Portfolio Fund to carve out from such purchases those investments which the Portfolio Fund considers (for commercial, tax, legal or other reasons) to be less attractive.

Investments in Third-Party Portfolio Funds

The Fund will invest in Portfolio Funds which are not managed, advised or operated by the Adviser or its affiliates. In such circumstances, the Adviser will not be responsible for the results of the third-party pooled Portfolio Funds and third-party fund managers, advisers and/or operators thereof. The following paragraphs set out some of the key potential risks in connection with investments by the Fund in any such third-party Portfolio Funds.

The management of third-party Portfolio Funds (including managers, operators and/or advisers (as applicable)) may make business, financial or management decisions with which CVC does not agree or such management may take risks or otherwise act in a manner that does not serve the Fund’s interests. The returns of the Fund’s investments in such third-party Portfolio Fund will depend largely on the performance of unrelated third-party fund managers, operators and/or advisers (as applicable) and could be substantially adversely affected by the unfavorable performance and/or practices and policies of such third-party fund managers, operators and/or advisers (as applicable). A third-party Portfolio Fund and its managers, operators and/or advisers (as applicable) may also rely on the services of a limited number of key individuals, the loss of whom could significantly adversely affect such third-party fund manager’s, operator’s and/or adviser’s (as applicable) performance.

Third-party fund managers, operators and/or advisers (as applicable) may enter into new lines of business not anticipated by the Fund at the time the Fund invests in such third-party Portfolio Funds. Third-party fund managers, operators and/or advisers (as applicable) may also have the ability to change their investment objectives and strategies and economic and other terms after the Fund has made its investments in such third-party Portfolio Funds and such change in the investment objectives and strategies may be different from the objectives expected at the relevant time by the Adviser. The Fund would likely not have the ability to prevent third-party fund managers, operators and/or advisers (as applicable) from taking such action and decisions by such third-party fund managers, operators and/or advisers (as applicable) may negatively impact the performance of the Fund.

It is expected that third-party fund managers, operators and/or advisers (as applicable) would implement leverage arrangements to the Fund with respect to their third-party Portfolio Funds, which would increase the overall indirect leverage applicable to the Fund’s investments. The third-party fund managers, operators and/or advisers (as applicable) may obtain leverage at the “fund” level. The exercise by any lenders of their remedy under a subscription facility to issue drawdown notices to investors in the relevant third-party Portfolio Fund would reduce the amount of capital otherwise available to such third-party pooled investment vehicle for making investments and may negatively impact its ability to make investments or achieve its investment objectives. In addition, such borrowings may limit the ability of the Fund to use its interests in the relevant third-party Portfolio Fund as collateral for other indebtedness of the Fund.

In addition, the Fund would likely incur initial and ongoing fees, costs, expenses and liabilities in connection with investments by the Fund in third-party Portfolio Funds. In such circumstances the Fund is not expected to have the benefit of any “offset” arrangement and investors should expect to bear initial and ongoing fees, costs, expenses and liabilities at the level of the Fund and, in connection with the Fund’s investment in a third-party Portfolio Fund, at the level of the third-party Portfolio Fund.

A third-party Portfolio Fund may make distributions to the Fund that are subject to clawback or recall arrangements with the relevant third-party fund manager, operator and/or adviser or third-party pooled investment vehicle (as applicable). Accordingly, the Fund may set aside amounts that it could otherwise reinvest or distribute to investors for the purpose of making clawback or recall payments. Amounts set aside to fund clawback or recall payments will reduce the amount of funds available for distribution to investors or additional investments by the Fund. In addition, the Fund may make commitments to third-party pooled investment vehicles in excess of the Fund’s total capital. As a result, the Fund may need to retain distributions or take other measures (e.g., borrowing) if the Fund does not generate sufficient cash flow from its investments to meet these commitments.

Difficulty in Allocating Purchase Price Among Investments

The Fund will typically acquire Secondary Investments as part of a pool of secondary interests in Portfolio Funds, where the Fund’s acquisition price has been negotiated on a pool-wide basis. To the extent that CVC Funds and other CVC managed vehicles are investing alongside the Fund are only allocated a sub-set of those assets (e.g. due to the differing investment strategies of those CVC Funds and other CVC managed vehicles), CVC may be required to determine the value of individual Secondary Investments that were originally acquired and priced on a pool-wide basis. While CVC will use its normal valuation methodologies for making such determination, there can be no assurance that the result will accurately reflect the fair value of an individual secondary investment.

Complex Nature of Due Diligence and Valuation Process for GP-Led Secondaries

In traditional Secondary Investments, secondaries investors typically provide liquidity to primary investors in private equity funds, and secondaries investors are able to rely on conducting due diligence on financial statements and periodic company updates originated by the relevant manager. By contrast, because many portfolios of direct investments (including Portfolio Funds’ interests, where applicable) being targeted by the Fund may be collections of the private equity assets (or Portfolio Funds’ interests, as applicable) of a seller other than private equity funds managed by a common manager, many GP-led secondaries may lack the benefit of financial statements and periodic company updates that would be originated by a common manager. This may affect the ability of the Fund to conduct fundamental due diligence on the portfolio companies comprising such investment portfolios and/or the Fund’s ability to conduct due diligence on the managers of such Portfolio Funds (as well as such Portfolio Fund’s underlying investment), as applicable.

Risks of Investing on a Secondary Basis in Real Estate and Real Estate-Related Assets

Secondary Investments in Portfolio Funds that invest in real estate and real estate-related assets are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in the availability or terms of financing, changes in interest rates, exchange rates, real estate tax rates and other operating expenses, environmental laws and regulations, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain property types or the availability of purchasers to acquire properties, risks due to dependence on cash flow, risks and operating problems arising out of the presence of certain construction materials, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes, volcanoes or floods and other factors which are beyond the control of an investor.

Portfolio Funds Invest Independently

The Portfolio Funds in which the Fund will invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that such Portfolio Fund holds such positions, considered as a whole they may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the sponsor of such Portfolio Fund may be compensated based on the performance of its investments. Accordingly, there may often be times when a particular manager may receive incentive compensation in respect of its investments for a period even though the overall value of such underlying Portfolio Funds depreciated during such period.

Regulatory Compliance Obligations of Portfolio Funds

Underlying funds of the Portfolio Funds may be subject to industry-specific or other regulatory regimes, or may generally face increased levels of legal, regulatory and compliance obligations applicable to industries or jurisdictions in which they operate. For example, certain underlying funds may need to be registered as investment companies under the 1940 Act (see “—Investments in Other Registered Investment Companies” above), or registered or authorized under other relevant legislation. Such regimes and obligations may result in restrictions as to the activities which may be undertaken by the affected underlying funds of the Portfolio Funds, as well as increased compliance costs or additional capital expenditures, both of which would reduce the distributions received by the Portfolio Funds from the affected underlying funds. Prior to making any portfolio investment, the Portfolio Funds will seek to complete due diligence on the compliance by the relevant underlying fund with statutory, regulatory and compliance requirements and obligations. However, no assurance can be given that any underlying fund will be, and will continue to be, compliant with all such requirements and obligations. Any non-compliance by an underlying fund with applicable requirements and obligations could subject such underlying fund to fines or other sanctions or could otherwise adversely affect its financial and other performance, and therefore the distributions received by the Portfolio Fund from such underlying fund.

Investing Alongside Other Accounts

Given the nature of Secondary Investments, it is possible that a Portfolio Fund will acquire an interest in an underlying investment fund in a secondaries or other transaction in which another investment vehicle, client or separate account sponsored, advised or managed by the manager of such Portfolio Fund or its affiliates (each, an “Other Account”) already has or will have an interest. In such cases, the manager of such Portfolio Fund will act in accordance with the partnership agreement constituting such Portfolio Fund, including, but not limited to, the requirement to act in good faith judgment as to the best interests of the Portfolio Fund. The foregoing notwithstanding, neither the manager of the Portfolio Fund nor its affiliates shall generally be under any obligation to cause the Portfolio Fund or an Other Account to dispose of their respective interests in an underlying fund or other investment on the same terms or at the same time.

Investments in Other Accounts

A Portfolio Fund may hold, and the manager of such Portfolio Fund may identify or be offered the opportunity for the Portfolio Fund to acquire, interests in one or more Other Accounts. Such Other Accounts will likely impose management fees and administrative costs, expenses and performance allocations on the Portfolio Fund, notwithstanding its affiliate relationship, and the Portfolio Fund shall bear all such management fees, costs and expenses. Any such management fees, costs or expenses shall not constitute fee income in respect of the Portfolio Fund’s investments and, accordingly, shall not be offset against the management fee payable to the manager of the Portfolio Fund.

In addition, in the event that a Portfolio Fund is considered to be an “affiliated partner” or equivalent pursuant to the governing document of the relevant Other Account, the Portfolio Fund may have reduced voting, governance or transfer rights as a result of such affiliation than it would otherwise benefit from as a limited partner in such Other Account. In particular, the Portfolio Fund could be prevented from voting its interests at all with respect to any Other Account or from nominating a representative to any advisory board or other similar board. No assurances can be given that the Portfolio Fund will hold any such rights with respect to any Other Account in which the Fund may invest.

Inflation and Deflation

Inflation or deflation may affect a Portfolio Fund’s investments adversely in a number of ways.

During periods of rising inflation, interest and dividend rates of any instruments in which a Portfolio Fund has invested, or which investments or entities related to investments may have issued, could increase, which would tend to reduce returns to the investors (including the Fund). Inflationary expectations or periods of rising inflation could also be accompanied by rising prices of commodities that are critical to the operation of certain assets (e.g., infrastructure) or to the return expected with respect to such assets. During periods of high inflation, capital tends to flee to other assets, such as (historically) gold, which may adversely affect the prices at which a Portfolio Fund is able to sell certain investments. Certain underlying investments may have fixed income streams and, therefore, there may be limited cash available for distribution. The market value of such investments may decline in value in times of higher inflation rates. Some of a Portfolio Fund’s underlying investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

During periods of deflation, the demand for the products and/or services provided by the businesses or assets in which a Portfolio Fund may have indirectly invested could fall, reducing the revenues generated by, and so the value of, such investments and therefore reducing returns to its investors (including the Fund). Where the operating costs and expenses associated with any such investments do not fall by a corresponding amount, the rate of return to investors (including the Fund) could be further reduced. Periods of deflation are often characterized by a tightening of money supply and credit, which could limit the amounts available to a Portfolio Fund with which to make and/or leverage investments, and so limit the number and size of investments that the Portfolio Fund may make and affect the rate of return to its investors (including the Fund). Such economic constraints could also make certain assets in which a Portfolio Fund may invest and related businesses more illiquid, preventing the Portfolio Fund from divesting such assets efficiently and so reducing the return to its investors (including the Fund) from such investments. Deflation may also make it more difficult for investments which are leveraged at the asset level to meet or service their debt obligations, due to reductions in revenues and increases in the size of the debt relative to the overall value of an investment.

Risks Related to Specific Investments

Investments in Troubled and Leveraged Companies

The Fund may invest in securities of financially troubled companies and securities of highly leveraged companies. While these investments are likely to be particularly risky, they also may offer the potential for correspondingly high returns. Under certain circumstances, payments and distributions by such companies may be reclaimed on bankruptcy or insolvency if any such payment is later determined to have been a preferential payment which would affect the Fund’s returns.

Investments in Open Market Purchases; Publicly Traded Securities

The Fund may invest in securities that are publicly traded and are, therefore, subject to the risks inherent in investing in public securities. When investing in public securities, the Fund may be unable to obtain financial covenants or other contractual governance rights. Moreover, the Fund may not have the same access to information in connection with investments in public securities, both before and after making the investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments, and to sell existing investments, in public securities if CVC has material, non-public information regarding the issuer or as a result of other policies or requirements. In addition, securities acquired of a public company may, depending on the circumstances and securities laws of the relevant jurisdiction, be subject to lock-up periods.

Future Investment Techniques and Instruments

Subject to the Fund’s investment strategies and restrictions described in this Prospectus and applicable law, the Fund may employ new investment techniques or invest in new instruments that the Adviser believes will help achieve the Fund’s investment objectives, whether or not such investment techniques or instruments are specifically described herein. Such investments may entail risks not described herein. New investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to the Fund. In addition, any new investment technique or instrument developed by the Fund may be more speculative than earlier investment techniques or instruments and may involve material and unanticipated risks.

Private Equity Investments Risk

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to elicit a positive change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). The investments held by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of the portfolio companies in which the Fund may invest, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or CVC’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or CVC’s business. There can be no assurances that the Fund or CVC will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Infrastructure Investments Risk

Infrastructure investments are a common term for assets that are typically owned and operated with the intention of providing essential services and facilities, and generally involve long-term finance intended to elicit a positive change in the operation of such assets. The Fund’s investments in infrastructure assets will be subject to the risks incidental to the ownership and operation of such assets. These risks include those associated with the general economic climate, geographic or market concentration, the ability of the Fund to effectively manage the investment, government regulations, and fluctuations in interest rates. Historically, investments in infrastructure and similar long-term assets have experienced significant fluctuations and cycles in value, and specific market conditions may lead to occasional or permanent reductions in the value of an investment.

Moreover, general economic conditions in relevant jurisdictions, as well as domestic and international financial market conditions, may adversely impact the operations of the Fund. Investments in the infrastructure sector may also face a variety of additional risks, not all of which can be foreseen or quantified. These risks may include, but are not limited to: (i) the risk that the technology employed in an infrastructure asset may not be effective or efficient, or may become outdated due to technological advancements, (ii) risks of equipment failures, fuel interruptions, loss of sale and supply contracts, fluctuations in power or fuel contract prices, bankruptcy of key customers or suppliers, and tort liability exceeding insurance coverage, (iii) the risk of changes in values of companies in the infrastructure sector affected by changes in prices and supplies of energy fuels, (iv) risks associated with the employment of personnel and unionized labor, and (v) the risk that political pressure may lead governments to refrain from pursuing asset sales or privatization transactions. The occurrence of such events may have a material adverse effect on the Fund and its investments.

Infrastructure assets may also have a significant dependency on the local electricity grid, for instance, to deliver or sell their generated renewable energy, or as a data centre off-taker of electricity. The ability to timely and consistently connect to the grid is not fully within the control of the investments and depends on factors such as the management and investment into the grid by relevant operators and owners. While individual investments may manage some potential grid issues by co-locating batteries with renewable energy generation or using large mobile batteries on construction sites, grid congestion or stability issues may still negatively impact the anticipated revenues and costs of infrastructure investments.

Risks Associated with Derivative Instruments

The Fund may, directly or indirectly, use various derivative instruments for hedging purposes. Use of derivative instruments presents various risks. For example, when used for hedging or synthetic investment purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged or tracked may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits imposed by regulators, exchanges, or other trade execution facilities on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange or centrally cleared. Derivative instruments not traded on exchanges or centrally cleared are also not subject to the same type of government regulation as exchange-traded or cleared instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions. The risk of non-performance by the obligor on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded or cleared instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or similar trade execution facility. Additionally, when a company defaults or files for bankruptcy court protection, the use of derivative instruments may present special risks associated with the potential imbalance between the derivatives market and the relevant underlying debt, equity or other market. In such a situation, physical certificates representing such debt or equity may be required to be delivered to settle trades and the potential shortage of such actual certificates relative to the number of derivative instruments may cause the price of the actual certificated debt instruments to rise, which may adversely affect the holder of such derivative instruments. The stability and liquidity of derivative investments depends in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in a loss to the Fund. Furthermore, there is a risk that any of such counterparties could become insolvent. Also, it should be noted that in entering into derivative transactions, the Fund may not have the right to vote on matters requiring a vote of holders of the underlying investment. Moreover, derivative instruments, and the terms relating to the purchase, sale or financing thereof, are also typically governed by complex legal agreements. As a result, there is a higher risk of dispute over interpretation or enforceability of the agreements. It should also be noted that the regulation of derivatives is evolving in the European Union and outside of the European Union and in other jurisdictions and is expected to increase, which could impact the Fund’s ability to transact in such instruments and the liquidity of such instruments.

The Adviser may cause the Fund to take advantage of investment opportunities with respect to derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objectives and limitations and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment.

Investments in the Sport Sector

The Fund may invest, either independently or alongside other CVC Funds, in investments in the sport sector (including, without limitation, in professional and non-professional sport franchises and teams, sport leagues or other governing bodies and businesses, infrastructures and/or service providers related to the sport industry). There are numerous interdependencies in the sport sector, and as such, challenges in one area may have a disproportionate impact on the success of an investment in such sector. For example, revenue streams in the sport sector have historically been, and are expected to continue to be, challenged by various factors, including, but not limited to, the popularity of a certain sport or team, sponsorship revenue, digital subscription and hosting revenues, retail, merchandising, apparel and product licensing revenue through product sales, broadcasting revenue, performance-based share of league broadcasting revenue, media rights agreements (which may be struck on behalf of a league or be subject to geographic restrictions or exclusivity rights), and match day revenue through ticket sales. As such, the success of investments in this sector will be dependent on the popularity of the corresponding league or leagues (or league equivalent, depending upon sport) and the degree of success the relevant team or league achieves, which is expected to directly influence fan enthusiasm, which in turn is expected to impact viewership and advertising revenues.

The governance rules of professional sport leagues impose significant operational and other covenants or restrictions on investments in and regarding teams and related businesses. Such governance rules are more expansive and restrictive than the contractual arrangements and restrictions associated with investments in most other operating businesses. An investment in the sport sector by the Fund may subject the Fund to some or all of such governance rules (and the Fund will have limited or no ability to negotiate any amendments to, or exclusions from, such governance rules). Such governance rules may: (i) require the Fund to enter into guarantees and/or uncapped indemnities with the relevant league or governing body thereof (meaning that, to the extent any claim is made under a guarantee or an uncapped indemnity, the Fund could not only lose its capital invested in the relevant league or team but also be required to fund additional amounts of capital to meet its guarantee or indemnification obligations) which may: (a) decrease the liquidity available to provide funds for distributions to Shareholders and/or to fund redemptions; and (b) increase the risk of default or insolvency of one or more CVS PES entities; (c) require the Fund to make an investment via a well-capitalized holding company with an established operating history and prevent the winding-up of such holding company without the prior consent of the league; (d) require disclosure by the Fund of information regarding CVC, the Fund and/or the Shareholders; (e) restrict the Fund’s ability to incur indebtedness in connection with an investment in a specific sport team or league (or related business); (f) restrict the nature and timing of the Fund’s sale of such investments (including imposing minimum holding periods or league approval before engaging in a sale); (g) impose minimum or maximum holding percentages in respect of such investments; (h) limit investments only to investors selected by the relevant league or governing body thereof; (i) restrict ownership interests in multiple teams or other assets within the same league or sport or other cross-ownership restrictions within the sports sector including as it relates to betting/gaming (e.g., a broadcaster and a league); (j) restrict the Fund’s ability to make investments that the league has determined to be competitive to, or detrimental to the reputation of, such league and, similarly, limit the outside business interests of the Shareholders; and (k) otherwise impose certain burdensome requirements and restrictions on the Fund and its operations, each of which may reduce competition, potentially impacting the ability of the Fund to source or exit attractive investments in the sport sector or limit the ability of the Fund to make a follow-on investments in an existing investment in such sector. The foregoing governance rules have been imposed (and continue to be imposed) by sports leagues and teams in multiple geographies (notably the United States of America). Accordingly, to the extent the Fund makes an investment in a sports league or team based in any such geography, including but not limited to the United States of America, then it is anticipated all such governance rules will apply to the Fund’s investment in such league or team.

In addition, if an investment is exposed to a particular sport team, the success of such investment may be dependent on the success of such team which is highly dependent on the talent of members of their management, coaching staff and players, and there is often high turnover among players and staff. Competition for talented players and staff is, and is expected to continue to be, intense. A team’s ability to attract and retain talent impacts, among other things, its ability to win and to attract and retain fans. Talent attraction and retention is consequently critical to the business, results of operations, financial condition and cash flows of the team and the related investment. Past performance of a team with regard to each of these factors is not indicative of future success, and failure in any one area could result in a material negative effect on the results of an investment’s operations.

The governing bodies of sport leagues have imposed, and may impose in the future, various rules, regulations and other restrictions and directives in various forms, any of which could have a material negative effect on the business of an investment in a sports team and/or a sport-related investment and its results of operations, or on the Fund itself. Further, investments in teams may require the approval of players or the players’ union and/or other representatives and other stakeholders (including the relevant leagues or governing body thereof). Obtaining such approvals may increase the administrative burden and overall transaction expenses related to such investments and as a result, a failure to obtain any such required approval may result in broken deal expenses. In addition, in many countries, national or regional governments may impose laws or regulations to control which persons can invest in sport leagues or teams or otherwise exert influence over league or team ownership. The heightened political and media scrutiny of owning sports assets may result in adverse media coverage, regulatory investigations and litigation.

In the event of a public health emergency, pandemic, collective bargaining dispute that leads to a strike, or any other situation that could adversely impact the ability of a team to play, and/or for the whole league to play, whether for one or more games, or a season or more, such a situation could adversely impact any investments that are in any way dependent on the sport sector to generate revenue, potentially materially so. This includes not only teams themselves, but companies that sell sporting equipment or memorabilia, provide tickets to sporting events, own or run the stadiums that host sporting events, broadcast sports, sport management and/or marketing agencies and more. Even if a sport can be played, revenue may be lost if the ability to have live spectators is significantly impacted (including where the number of live spectators is permitted but limited), as was seen with many sports as a result of the COVID-19 pandemic.

Finally, the valuation of investments in sports-related assets, including professional and non-professional teams, leagues, and associated businesses, involves significant uncertainties and risks that may affect the Fund’s reported and realized returns. Such valuations are inherently subjective due to limited comparable market data, complex ownership structures, and the unique nature of sport investments, including intangible elements such as brand value, media rights, and fan loyalty. Valuations may be particularly challenging due to the unpredictability of revenue streams for the reasons detailed above. Additionally, the value of sport investments can be materially affected by various factors including, but not limited to, changes in league regulations, media consumption patterns, technology disruption, economic conditions affecting discretionary spending, competition from other entertainment options, and the limited pool of qualified buyers upon exit. The combination of these factors, along with potential restrictions on ownership transfer and complex stakeholder relationships described above, creates significant complexity in determining both entry and exit valuations, which could materially impact the Fund’s performance.

Credit Risk

One of the fundamental risks associated with investments in liquid assets is credit risk, which is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to investors would be adversely impacted if an underlying issuer of debt investments or a borrower under a loan in which the Fund may invest becomes unable to make such payments when due. Although the Fund may make investments that CVC believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund or the Fund’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the Fund may not have priority over other creditors as anticipated. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of the senior lender. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, certain instruments may provide for payments-in-kind payments, which have a similar effect of deferring current cash payments. In both cases, an underlying issuer’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the likelihood of which is uncertain.

With respect to investments in any number of credit products, if the borrower or underlying issuer breaches any of the covenants or restrictions under the indenture governing notes or the credit agreement that governs loans of such underlying issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the investment or result in a pre-payment (in whole or in part) of the investment.

Credit risk may also arise through a default by one or several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing houses, banks, securities firms and exchanges, with which the Fund interacts.

Credit Investment Risks

The performance of and investor yield on the credit investments made by the Fund may be affected by the default or perceived credit impairment of investments and by general or sector-specific credit spread widening. Credit risks associated with the investments include (among others): (i) the inability of portfolio companies to meet their debt service obligations as a result of lower than anticipated earnings or a rise in interest rates; (ii) the decline in value of portfolio companies’ assets; and (iii) the inability of portfolio companies to refinance their debt instruments at maturity. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of investments may decline substantially. An economic downturn and/or rising interest rates could severely disrupt the market and adversely affect the value of investments and/or the ability of the portfolio companies to pay interest or repay the principal. In the event of a default by a portfolio company, the Fund will bear a risk of loss of principal and accrued interest on that investment. A portfolio company may default on its obligations for a variety of reasons, including (among others) non-payment of principal or interest, as well as breaches of contractual covenants.

A portfolio company in default may become subject to restructuring negotiations or may be restructured by, for example, reducing the interest rate, writing-down the principal of its debt (potentially in exchange for equity in the portfolio company), and/or changing the contractual terms and conditions of its debt instruments. Any such process may be an expensive and lengthy process and therefore have a material negative effect on the Fund’s return on the investment. In addition to costs incurred by the portfolio company during such a process, significant costs might also be imposed on the lender, further affecting the anticipated return of the Fund. The secondary market liquidity in such defaulted investments would likely be limited and, where a defaulted investment is sold, it is unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest owed on that investment. Additional credit investment risks are set out as follows:

•
Usury Limitations. Whilst not anticipated at the outset, interest charged on loans owned by the Fund may be subject to state usury laws imposing maximum interest rates and penalties for violation, including restitution of excess interest and unenforceability of debt.
•
Prepayment Risk. The terms of underlying debt instruments in which the Fund may invest may allow portfolio companies to voluntarily prepay underlying debt instruments at any time, either with no or a nominal prepayment premium. This prepayment right could result in a portfolio company repaying the principal on an obligation held by the Fund earlier than expected. This may occur upon a change of control of a portfolio company or as a result of a refinancing of the debt due to the portfolio company’s improved financial performance or a lower available cost of debt in the market. The yield and total profit generated by the Fund may be affected by the rate of prepayment of its investments. Assuming an improvement in credit market conditions, early repayments of the debt held by the Fund could increase. To the extent early prepayments increase, they may have a material adverse effect on the Fund’s investment objectives and profits. If the Fund is unable to reinvest the proceeds of such prepayments in new investments at a similar return as the prior investment, the proceeds generated by the Fund will decline.

•
Secured Debt Instruments. The Fund may invest in secured debt, including senior secured loans and bonds. When the Fund acquires a secured instrument in a portfolio company, it will generally have the benefit of a security interest over the shares and/or certain assets of the portfolio company. While this should mitigate the risk that the Fund will not be repaid, there is a risk that the collateral securing the Fund’s underlying debt instrument may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, or may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the underlying debt instrument. In addition, the Fund’s lien could be subordinated to claims of other creditors. Consequently, the fact that an underlying debt instrument is secured does not guarantee that the Fund will receive principal and interest payments according to the underlying debt instrument’s terms or that the Fund will be able to recover the value of the loan should it enforce its remedies.
•
Subordinated Instruments. The Fund may invest in subordinated instruments, including second lien, mezzanine and payment-in-kind (“PIK”) instruments, which involve a high degree of risk with no certainty of any return of capital. Although subordinated instruments are typically senior to common stock and other equity securities in the capital structure, they may be either contractually or structurally subordinated to large amounts of senior debt and are occasionally unsecured. Subordinated instruments may also be structurally subordinated, for example in the case of an investment at the holding company level. Investments in highly leveraged issuers of such subordinated instruments are intrinsically more sensitive to declines in issuer revenues and to increases in issuer expenses. Issuers may face intense competition, changing business and economic conditions or other developments that may adversely affect their performance. Moreover, rising interest rates may increase an issuer’s interest expense. There can be no assurance that an issuer will generate sufficient cash to service its obligations. Moreover, a debt security or obligation bearing PIK interest will generally have a higher risk of non-payment of interest since there may be no cash payments of interest from the issuer prior to maturity or refinancing. In addition, many of the remedies available to subordinated debt holders are available only after satisfaction of claims of senior creditors. Therefore, in the event that an issuer does not generate adequate cash flow to service its debt obligations, the Fund may suffer a partial or total loss of invested capital.
•
Unitranche Loans. The Fund may invest in unitranche debt, which is an instrument that combines senior secured debt and subordinated debt into a single debt instrument. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans, and may rank junior to other debt instruments issued by the underlying issuer. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In addition, because unitranche loans are a newer form of debt instrument and they have not been fully evaluated through a credit cycle, they may subject the Fund to risks that cannot be fully identified at this time. Further, the complex terms of unitranche debt have not yet been widely tested in bankruptcy and restructuring situations. As a result, default and loss expectations are more difficult to estimate with respect to unitranche debt as compared to other forms of debt instruments such as senior loans and subordinated debt instruments. In particular, in a bankruptcy proceeding involving a unitranche loan, there is a risk that the entire unitranche loan will be viewed as a single secured claim. If the collateral is insufficient to secure the entire unitranche loan, it may be deemed as an unsecured claim in its entirety. The untested nature of unitranche loan arrangements also exposes the Fund to a heightened risk of litigation among the lender group in the event of bankruptcy.
•
Unrated or Low-Grade Debt Instruments. The Fund may invest in unrated or low grade debt instruments (including in “high yield” bonds, and preferred securities and distressed debt) that are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay the principal and are subject to greater risk of loss of principal and interest than higher-rated and comparable non-rated debt instruments. The Fund may invest in debt instruments which rank junior to other outstanding instruments and obligations of the issuer, all or a significant portion of which may be secured on substantially all of that issuer’s assets. Instruments in the lower rated categories and comparable non-rated instruments are also generally considered to be subject to greater risk than instruments with higher ratings or comparable non-rated instruments in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with lower rated and comparable non-rated instruments, the yields and prices of such instruments may be more volatile than those for higher rated and comparable non-rated instruments. The market for lower rated and comparable non-rated instruments is thinner, often less liquid and less active than that for higher rated or comparable non-rated instruments, which can adversely affect the prices at which these instruments can be sold and may even make it difficult to sell such instruments. As such, the timing of cash distributions to investors is uncertain and unpredictable. In addition, debt instruments may also not be protected by financial covenants or limitations on additional indebtedness.
•
Loans and Participations. The Fund may invest in loans and participations. These obligations are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The underlying debt instruments held by the Fund may include funded term loans, delayed-draw term loans, revolving credit facilities or similar debt facilities. These instruments may be ranked senior, super-senior or subordinated to other instruments and liabilities in the capital structure, such ranking determined by the structure or contractual terms of the transaction, including via a “first-out/last-out” structure.

Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in loans often requires the involvement of third parties, such as facility or security agents, and there presently is no central clearing house or authority which monitors or facilitates the trading or settlement of all loan trades. Often, settlement may be delayed based on the actions of a third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund. The Fund may acquire interests in loans directly by way of assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights may be more restricted than those of the assigning institution. In addition, if the Fund acquires a loan pursuant to an assignment, it is possible that the claim of the Fund may be subject to attack (i.e. equitable subordination or disallowance) as a result of the conduct of the assignee.

The Fund may also acquire interests in loans indirectly by way of participation. In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Fund to make or hold an investment, including in light of limitations relating to local law and regulation or the willingness of agents or borrowers to allow the Fund to become a lender of record. Even in circumstances where the Fund is a lender of record, it may have limited influence on voting and decision making under the relevant loan agreement, and the degree of control that the Fund has will depend on debt holdings in the particular investment and the commitment thresholds required to effect amendments and waivers under the relevant loan documentation. In purchasing participations, the Fund may have no direct right to enforce compliance by the borrower with the terms of the loan agreement, may have limited or no voting rights because the Fund will not be the lender of record or the loan agreement restricts participation voting rights and/or the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the institution selling the participation to it.

•
Convertible Securities. The Fund may acquire convertible securities that are bonds, debentures, notes, preferred stocks or other types of convertible securities. A convertible security generally entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the Fund at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
•
Options; Warrants. The Fund may invest in or otherwise receive options, warrants or rights. Warrants, options and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants, options and rights are generally similar to risks associated with the use of options. Unlike most options, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish. When the Fund holds an option or warrant, it runs the risk that it will lose its entire investment in such option or warrant in a relatively short period of time, unless the Fund exercises such option or warrant or enters into a closing transaction with respect to such option or warrant during the life of such option or warrant. If the price of the underlying security does not rise or fall to an extent sufficient to cover the option or warrant premium and transaction costs, the Fund will lose part or all of its investment in such option or warrant. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at any acceptable price.
•
Origination of Debt or Debt-Linked Securities. As a result of the Fund’s investment activities, it is possible that the Fund could be deemed to be engaged in the origination of debt or debt-linked securities, including hybrid debt and preferred equity, for purposes of the applicable laws in jurisdictions in which such activities take place. Such laws are often highly complex and may include licensing requirements. The licensing processes can be costly, lengthy and can be expected to subject a debt originator to increased regulatory oversight. In some instances the process for obtaining a required license or exception certificate may require disclosure to regulators or to the public of information about the Fund or its direct or indirect investors, their investments, their investment strategies and business activities, their management or Controlling Persons or other matters. Such disclosures may provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.
•
Cross-Collateralization. The Fund may, through entry into a subscription facility, engage in financings where several investments are cross-collateralized, thereby subjecting the Fund to loss in respect of multiple investments. As a result, the Fund could lose its interests in performing investments in the event such investments are cross-collateralized with poorly performing or non-performing investments.
•
Insolvency Considerations. Any investments held by the Fund may be subject to various laws enacted in the home country, jurisdiction or state of the applicable borrower for the protection of creditors. Insolvency considerations may differ depending on the jurisdiction in which each borrower is formed and/or located and may differ depending on whether the borrower is a non-sovereign or a sovereign entity. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower entity, such as a trustee in bankruptcy, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such investment and, after giving effect to such indebtedness, the borrower: (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such borrower constituted unreasonably low capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the investment, or that, regardless of the method of valuation, a court would not determine that the borrower was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on the applicable loan could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one (1) year and (1) one day) before insolvency. In addition, if a borrower is the subject of a bankruptcy proceeding, payments to the Fund with respect to such investment may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court, including the following: (A) an “automatic stay,” under which the Fund will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to the Fund’s investment without permission from the court; (B) conversion by the bankruptcy court of the Fund’s investment into more junior debt or into an equity obligation of the borrower or obligor; (C) modification of the terms of the Fund’s investment by the bankruptcy court, including reduction or delay of the interest or principal payments thereon; and (D) grant of a priority lien to a new money lender to the borrower or obligor on the applicable loan.

Jurisdiction-Specific Credit Risks

The value of the investments in liquid assets may be impacted by various laws enacted in the jurisdictions of incorporation of the borrowers thereunder and, if different, the jurisdictions from which the borrowers conduct their business and in which they hold their assets, which may adversely affect such borrowers’ abilities to make payment on a full or timely basis.

The Fund may find it necessary or desirable to enforce the security for loans that it holds. The enforcement process varies between different jurisdictions where the loan and/or the assets which secure the loan are located, and may be lengthy and expensive, and may result in differing rates of recovery from jurisdiction to jurisdiction. Borrowers may resist enforcement actions by asserting numerous claims, counterclaims and defenses against the Fund, including lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong enforcement actions and force lenders into a modification of the loans or a favorable buy-out of the borrowers’ positions. In certain jurisdictions, if the borrower files for bankruptcy or utilizes other debtor relief options, this may have the effect of staying any enforcement actions and further delaying the enforcement process. Such a stay on enforcement, and therefore payments to be made to the Fund, would likely adversely affect the value of the Fund’s investments. In the event of the bankruptcy of a borrower, the loan to such borrower and the security therefore will be subject to the creditor equalization provisions of the law applicable in the relevant jurisdiction (which may include forgiveness of debt, the creation of super-priority liens in favor of certain creditors and the application of certain well-defined claims procedures). Other limitations derived from borrower insolvency may affect the security; in certain jurisdictions, the amount secured by the security is limited to the value of the underlying collateral at the time of bankruptcy, and there may be other jurisdiction-specific issues that negatively impact borrowers’ ability to make payments to the Fund, or the Fund’s recovery in a restructuring or insolvency, which may adversely affect the Fund.

The Fund’s investments and the collateral underlying those investments may be subject to various laws for the protection of creditors in the jurisdictions of incorporation of the borrowers concerned and, if different, the jurisdictions in which they conduct business and/or hold assets. Such differences in law may also adversely affect the rights of the Fund as a subordinated lender with respect to other creditors. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than those that apply in other jurisdictions, including in cases where the Fund seeks to enforce any security it may hold as a creditor.

Timing Risk

Many agency, corporate and municipal bonds, and all mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer will call the bonds when interest rates have dropped, the Fund is exposed to reinvestment rate risk — the Fund will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Maturity Risk

In certain situations, the Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, the Fund will make an adjustment to account for the differential interest rate risks in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. If yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.

Benchmark Interest Rates

To the extent investments in liquid assets made by the Fund are subject to a variable interest rate based on (or calculated with reference to) the Secured Overnight Financing Rate (“SOFR”), the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Index Average (“SONIA”), the Euro Interbank Offered Rate (“EURIBOR”), the Canadian Dollar Offered Rate (“CDOR”) or any other offered rate, benchmark or index (collectively, “Benchmark Rates”), the Fund will be subject to certain material risks, some of which are described below.

Certain Benchmark Rates have historically been, may presently be, and/or may in the future become, the subject of manipulation, regulatory scrutiny and/or reform, phase-out, permanent discontinuation, replacement, tremendous volatility, and other change(s) which may have resulted and/or may result in: (i) any such Benchmark Rate being artificially lower (or higher) than it otherwise would have been; (ii) changes to the applicable calculation methodology; and/or (iii) market uncertainty as to the current and/or future status of any such Benchmark Rate. To the extent any investment in liquid assets bears interest based on (or calculated with reference to) a Benchmark Rate, any such investment in liquid assets may not appropriately embed a return that is commensurate with its risk exposure.

Investors should be aware that: (a) any of these changes or any other changes to Benchmark Rates could affect the level of the relevant published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any debt instrument is calculated with reference to a tenor or currency which is discontinued, such rate of interest may then be determined by the provisions of the affected debt instrument, which may include determination by the relevant calculation agent in its discretion, or the debt instrument may otherwise be subject to a degree of contractual uncertainty; (c) the administrators of Benchmark Rates will not have any involvement in the Fund’s investment and may take any actions in respect of Benchmark Rates without regard to the effect of such actions on the Fund or its investments; (d) any uncertainty in the value of a Benchmark Rate or, the development of a widespread market view that a Benchmark Rate has been manipulated, or any uncertainty in the prominence of a Benchmark Rate as a benchmark interest rate due to the recent regulatory reform may adversely affect liquidity of investments in liquid assets in the secondary market and their market value; and (e) an increase in alternative types of financing in place of Benchmark Rate-based debt instruments (resulting from a decrease in the confidence of borrowers in such rates) may make it more difficult to source debt or reinvest proceeds in debt that satisfy the reinvestment criteria specified herein. Any of the above or any other significant change to the setting of a

Benchmark Rate could have a material adverse effect on the value of, and the amount payable under, (x) any debt instrument which pay interest linked to a Benchmark Rate and (y) investments in liquid assets made by the Fund.

LIBOR, in particular, ceased being published permanently from June 30, 2023 (other than as synthetic LIBOR for use in legacy contracts only, which is intended to cease being published at the end of September 2024). There can be no assurance that any of the currently used replacement Benchmark Rates for LIBOR (or their method of calculation) will not be subject to further modification, changes in market practice, or subsequent replacement themselves. The transition away from LIBOR to alternative Benchmark Rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of investments, negotiations and/or changes to the documentation for certain of the investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, and/or costs of modifications to processes and systems.

There can be no assurance that the Investment Managers will be able to manage the Fund’s business in a profitable manner before, during or after any such Benchmark Rate transition.

Spread Widening Risks

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of investments may decline substantially. In particular, purchasing investments in liquid assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt investments.

Senior Secured Loans Risk

Senior secured loans are of a type generally incurred by the borrowers thereunder in connection with highly leveraged transactions. Senior secured loans are typically at the most senior level of the capital structure, but as a result of, among other things, the additional debt incurred by the borrower in the course of such a transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the borrower and its subsidiaries. In continental Europe security is often limited to shares in certain group companies, accounts receivables, bank account balances and intellectual property rights. This security may well not be perfected. When the Fund makes a senior secured loan to an underlying issuer, it generally shall take a security interest in the available assets of the underlying issuer, which should mitigate the risk that the Fund will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, the Fund’s lien could be subordinated to claims of other creditors and/or be subject to restrictions on the exercise of rights or remedies pursuant to subordination arrangements or otherwise. In addition, deterioration in an underlying issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to enforce its remedies.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be highly customized. Any particular loan or obligation may contain terms that are not standard and that provide less protection to creditors than might be expected, including in respect of covenants, events of default, security or guarantees.

Unsecured Loans or Debt Risk

The Fund may invest in unsecured loans which are not secured by collateral. In the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a loss of investment to the Fund. Because unsecured loans are lower in priority of payment to secured loans, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

Sub-investment Grade and Unrated Debt Obligations Risk

The Fund intends to hold a portion of its assets in liquid assets. The Fund may invest in other circumstances on an opportunistic basis. Investments in the sub-investment grade categories are subject to greater risk of loss of principal and interest than higher-rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with non-investment grade instruments, the yields and prices of such instruments may fluctuate more than those that are higher-rated. The market for non-investment grade instruments may be smaller and less active than those that are higher-rated, which may adversely affect the prices at which these investments can be sold or make it impracticable to sell such investments, resulting in losses to the Fund, which, in turn, could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Shares.

In addition, the Fund may invest in investments which constitute obligations which may be unrated by a recognized credit rating agency, which may be subject to greater risk of loss of principal and interest than higher-rated debt obligations or debt obligations which rank behind other outstanding instruments and obligations of the obligor, all or a significant portion of which, may be secured on substantially all of that obligor’s assets. The Fund may also invest in investments which are not protected by financial covenants or limitations on additional indebtedness. In addition, evaluating credit risk for investments involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Any of these factors could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Shares.

To the extent that the Fund invests in sub-investment grade investments that are also stressed or distressed then the risks discussed above are heightened.

Other Instruments and Future Developments

The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments and swaptions and certain other customized “synthetic” or derivative investments in the future. In addition, the Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated for use by the Fund or which are currently not available, but which may be developed to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such synthetic and derivative instruments may include risks not contemplated in this Prospectus.

Use of Swaps

The Fund may enter into certain swap agreements, such as (but not limited to) total return swaps, credit default swaps, cross currency swaps, interest rate swaps, loan credit default swap instruments and other derivative instruments. Swap agreements are individually negotiated and can be structured to create or hedge exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to foreign currency values, corporate credit risks or other factors.

Use of Options

The Fund may buy or sell (write) both call options and put options (either exchange-traded, over-the-counter or issued in private transactions), and when it writes options it may do so on a “covered” or an “uncovered” basis. The Fund’s options transactions may be part of a hedging tactic (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be large, depending on the circumstances. The purchaser of a put or call option runs the risk of losing its entire investment in a relatively short period of time if an option expires unexercised. The uncovered writer of a call option is subject to a risk of loss should the price of the underlying security increase, and the uncovered writer of a put option is subject to a risk of loss should the price of the underlying security decrease.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, generally are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading (if forward contracts are not traded on exchanges) and “cash” trading are substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which CVC would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in losses to the Fund.

Collateral Risks

The collateral and security arrangements in relation to such secured obligations as the Fund may invest in will be subject to such security or collateral having been correctly created and perfected and any applicable legal or regulatory requirements which may restrict the giving of collateral or security by an obligor, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. If the investments do not benefit from the expected collateral or security arrangements, this may adversely affect the value of or, in the event of default, the recovery of principal or interest from such investments made by the Fund. Moreover, under certain circumstances, collateral or security arrangements securing an investment may be released without the consent of the Fund. Accordingly, any such a failure to properly create or perfect, or the release of, collateral and security interests attaching to the investments could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Shares.

A component of CVC’s analysis of the desirability of making a given investment relates to the estimated residual or recovery value of such investments in the event of the insolvency of the obligor. This residual or recovery value will be driven primarily by the value of the anticipated future cash flows of the obligor’s business and by the value of any underlying assets constituting the collateral for such investment. The anticipated future cash flows of the obligor’s business and the value of collateral can, however, be extremely difficult to predict as in certain circumstances market quotations and third-party pricing information may not be available. If the recovery value of the collateral associated with the investments in which the Fund may invest decreases or is materially worse than expected by the Fund, such a decrease or deficiency may affect the value of the investments made by the Fund. Accordingly, there may be a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Shares.

Risks from Service on Creditors’ Committees or Other Service in Relation to the Portfolio Investments

The Adviser, on behalf of the Fund, may elect to appoint a representative to serve on creditors’ committees, official or unofficial, equity holders’ committees or other groups (in addition to boards of directors) to ensure preservation or enhancement of the Fund position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If CVC (or an appointed representative of such entity as applicable) concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, and also as discussed above, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such underlying issuer while it continues to be represented on such committee or group and potentially thereafter. Participation on a creditors’ committee and/or such other representation may also subject the Fund to additional liability to which it would not otherwise be subject as an ordinary course, third-party investor. Subject to applicable law, the Fund will indemnify the Adviser or any other person designated by the Adviser for claims arising from such board and/or committee representation, which could adversely affect the return on the investments. The Fund will attempt to balance the advantages and disadvantages of such representation when deciding whether and how to exercise their rights with respect to such investment, but changes in circumstances could produce adverse consequences in particular situations.

Cash and Other Portfolio Investments

Subject to the Fund’s 80% investment policy, the Fund may invest a portion of its assets in cash or cash items for investment purposes, pending other investments or as provision of margin for futures or forward contracts. These cash items may include a number of money market instruments such as negotiable or non-negotiable securities issued by or short-term deposits with governments and agencies or instrumentalities thereof, bankers’ acceptances, high quality commercial paper, repurchase agreements, bank certificates of deposit, and short-term debt securities of funds deemed to be creditworthy by the Adviser. The Fund may also hold interests in investment vehicles that hold cash or cash items. While investments in cash items generally involve relatively low risk levels, they may produce no or lower than expected returns, and could result in losses. Investments in cash items and money market funds may also provide less liquidity than anticipated by the Fund at the time of investment.

Bank Loans and Participations

The Fund may invest in bank loans and participations. These investments are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The loans invested by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Furthermore, these investments may be syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers amendments or the exercise of remedies. As a result of these voting regimes, the Fund may not have ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund. Investment may also be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, which could adversely affect the Fund.

Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment may succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. In addition, if the Fund acquires loans pursuant to an assignment it is possible that the Fund’s claims may be subject to attack (i.e., equitable subordination or disallowance) on account of the conduct of the transferee.

Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund may have no right to enforce compliance by the borrower with the terms of the loan agreement, any rights of set-off against the borrower, nor a right to object to certain changes to the loan agreement agreed to by the selling institution and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. As a result, the Fund may assume the credit risk of both the borrower and the institution selling the participation to the Fund. Furthermore, the purchaser may purchase a participation interest from a selling institution that does not itself retain any beneficial interest in any portion of the applicable loan and, therefore, may have limited interest in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower. Certain loans or loan participations may be governed by the law of a jurisdiction other than a United States jurisdiction which may entail similar risks to those described herein but may also present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.

In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender. Some of the bank loans acquired by the Fund may be below investment grade. In terms of liquidity with respect to such investments, there can be no assurance that levels of supply and demand in bank loan trading will provide an adequate degree of liquidity for the investments therein. In addition, the Fund may make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

Assignments and participations are sold without recourse to the assignor or selling institution, as applicable, and the assignor or selling institution, as applicable, will generally make minimal or no representations or warranties about the underlying loan, the borrower, the documentation of the loans or any collateral securing the loans. In addition, the purchaser will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower.

Leveraged Loans

Investments in liquid assets may include leveraged loans, which have significant liquidity and market value risks since they are not generally traded on organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities.

Historically the trading volume in loan markets has been small relative to high yield debt securities markets. In addition, leveraged loans have historically experienced greater default rates than has been the case for investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on leveraged loans, and an increase in default levels could have a material adverse effect on the Fund.

A non-investment grade loan or debt obligation (or an interest therein) is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. A defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Furthermore, there can be no assurance that the ultimate recovery on any defaulted obligation will not be lower than the recovery rate assumed by CVC.

Cov-lite Loans

Investments in liquid assets may include “cov-lite” loans. “Cov-lite” loans typically do not obligate the obligor to comply with financial covenants that would be applicable during reporting periods or do not contain common restrictions on the ability of the portfolio company to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Investments comprised of “cov-lite” loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with other loans. In addition, the lack of such financial covenants may make it more difficult to trigger a default in respect of such loans.

High Yield Debt

The Fund may invest in public and/or private debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated. High-yield debt securities are subject to on-going uncertainties and exposure to risks from (i) adverse business, financial, economic or political conditions, and (ii) the issuer’s failure to make timely interest and principal payments (including where such debt securities are issued by a finance vehicle or holding company that depends on payments from other group companies to provide it with funds to meet its high-yield debt obligations). High-yield debt securities may benefit from guarantees and/or security from a parent company or specified group companies, although the holders of such debt securities may be limited in their ability to enforce the collateral and/or guarantees, and the proceeds from such collateral may not be sufficient to satisfy the debt obligations. High-yield debt securities are typically structured to facilitate public trading, but an active trading market for such debt securities may not develop and the transfer of such debt securities may be subject to restrictions. Additionally, the market for high-yield debt securities has experienced periods of volatility and reduced liquidity. The market values of certain of these debt securities may reflect individual corporate developments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual issuer-related developments. General economic recession or a major decline in the demand for products and services in which the issuer or its group operates would likely have a materially adverse impact on the value of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities. The lower ratings of the high-yield debt securities that the Fund may purchase reflect a greater possibility that the financial condition of the issuers and/or adverse changes in general economic conditions may impair the ability of the issuers, individually or in general, to make payments of principal and interest. If the issuer of a high-yield debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. The high-yield debt securities in which the Fund may invest may be subordinated to senior indebtedness. Furthermore, the market prices of high-yield debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities, which pay interest periodically and in cash.

Variable and Floating Rate Securities

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against increases in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floaters. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. In addition, some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Therefore, such securities may not achieve their expected return.

Portfolios of Investments

The Fund may seek to purchase entire portfolios or substantial portions of portfolios from market participants in need of liquidity. The Fund may be required to bid on such portfolios in a very short time frame and may not be able to perform normal due diligence on the portfolio. Such a portfolio may contain instruments or complex arrangements of multiple instruments that are difficult to understand or evaluate. In addition, the Fund may be obligated to acquire investments in such portfolios that it would not otherwise have determined to acquire if it were acquiring such investments individually. Such a portfolio may suffer further deterioration after purchase by the Fund before it is possible to ameliorate risks associated with the portfolio. As a consequence, there is substantial risk that the Adviser will not be able to adequately evaluate particular risks or that market movements or other adverse developments will cause the Fund to incur substantial losses on such transactions.

When-Issued; When, as and if Issued; and Delayed Delivery Instruments and Forward Commitments

Instruments purchased or sold by the Fund on a when-issued, “when, as and if issued”, delayed delivery or forward commitment basis are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time of delivery of the instruments, the value may be more or less than the purchase or sale price. In the case of “when, as and if issued” instruments, the Fund could lose an investment opportunity if the instruments are not issued. An increase in the percentage of the Fund’s investments committed to the purchase of instruments on a when-issued, “when, as and if issued”, delayed delivery or forward commitment basis may increase the volatility of the NAV of the Fund. This may create an incentive for CVC to make more speculative investments on behalf of the Fund than it would otherwise make in the absence of such calculation methodology. In addition, there is a risk that the counterparty to such transaction may default on its payment obligations and that the transaction will not settle on the settlement date, even though the investment is the subject of a contractual obligation.

Credit Ratings are Not a Guarantee of Quality

Credit ratings of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. In the event that a rating assigned to any corporate debt obligation is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such corporate debt obligation. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value; therefore, ratings may not fully reflect the true risks of an investment. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events; so that an obligor’s current financial condition may be better or worse than a rating indicates. Consequently, credit ratings of any corporate debt obligation should be used only as a preliminary indicator of investment quality and should not be considered a completely reliable indicator of investment quality. Rating reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects upon the corporate debt obligation. It is possible that many credit ratings of assets included in or similar to the corporate debt obligation will be subject to significant or severe adjustments downward.

Structured Products

The Fund may invest in structured products, including collateralized loan obligations (“CLOs”) and other pools of loans. Investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities. The value of an investment in a structured product will depend on the investment performance of the underlying assets or interests in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those underlying assets or interests. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors under applicable law. Any such structured products may include one or more underlying issuers in which one or more of the Adviser’s or one of its affiliate’s other investment funds, investment vehicles and/or accounts (whether in existence as of the date hereof or formed in the future) have or subsequently acquire an interest, including portfolio companies of the CVC Funds.

CLOs

The Fund may invest (including in “equity” or residual tranches) in CLO products and other securitizations or pooled vehicles, which are generally limited recourse obligations of the underlying issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the underlying issuer or proceeds thereof. Consequently, holders of equity or other instruments or obligations issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities or instruments, insurance surplus notes, asset-backed securities or instruments, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. Securitization Vehicles are typically actively managed by an underlying investment manager, and as a result the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity instruments will depend in part upon the ability of each underlying investment manager to actively manage the related portfolio of Securitization Assets.

Deterioration of Credit Markets May Affect Ability to Finance and Consummate Investments

The Fund’s ability to generate investment returns may be adversely affected in the event that global credit markets deteriorate, and it becomes more difficult for investment funds to obtain favorable financing for investments. Moreover, to the extent that such market events continue, they may have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of the U.S. and global economies. Such market events also may restrict the ability of the Fund to realize its investments at favorable times or for favorable prices.

Certain Derivatives Positions

The Fund may invest in derivatives or other similar financial instruments, for the purposes of hedging and risk mitigating in respect of interest, currency, energy price or commodity price exposure, or other risks related to an investment and/or a portfolio of investments. The Adviser’s ability to acquire such derivatives or similar financial instruments for risk mitigation purposes may be restricted and/or require additional capital to be held by the Fund due to legal or regulatory changes in the future. Such derivatives or similar financial instruments have special risks associated, including the possible default by the counterparty to the transaction and the illiquidity of the instrument acquired by the Fund relating thereto. In addition, there can be no assurance that such strategies will be effective. Although these transactions may reduce the Fund’s exposure to the aforementioned fluctuations or decreases in the value of investments, the costs associated with these arrangements may reduce the returns that the Fund would have otherwise achieved if these transactions were not entered into. Similarly, the portfolio companies in which the Fund invests into may also enter into hedging transactions in order to hedge risks applicable to them. Such transactions are subject to similar risks to those described above. The Fund may be exposed to such risks by reason of its indirect investment in the relevant portfolio company.

Investments in Other Funds

The Fund may invest in the securities of other investment companies registered under the 1940 Act to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under Section 12(d)(1) of the 1940 Act, unless an exemption is available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Rule 12d1-4 under the 1940 Act provides an exemption, subject to certain conditions, to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1).

To maintain liquidity and for cash management purposes (including pending deployment into Secondary Investments and other investments), the Fund may invest in exchange-traded funds (“ETFs”) designed to track equity indexes. ETFs are generally hybrid investment companies that are registered as open-end investment companies under the 1940 Act or unit investment trusts but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Fund invests in ETFs, investors in the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses related to such ETF investments. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market). The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

The Fund’s purchase of shares of ETFs may result in the payment by Fund investors of additional management fees. While the Adviser may consider such fees in determining whether the Fund should invest in an ETF, such consideration will be only a part of the Adviser’s general considerations when determining the investment and liquidity management strategy of the Fund. The return on the Fund’s investments in ETFs may be reduced by the operating expenses, including any investment advisory and administrative fees, of such ETFs.

Losses Borne Exclusively by the Portfolio Funds and their Partners

The sponsors of the Portfolio Funds will not be liable for any losses that the Portfolio Funds may incur. Any such losses will be borne exclusively by the Portfolio Fund and, in turn, by its partners (including the Fund).

Risks Related to Investments Generally

Sector Risk

The Fund may seek to make investments which may be focused on specific sectors. This type of strategy involves a high degree of business and ﬁnancial risk which can result in substantial losses, including the loss of an investor’s entire investment in the Fund.

As a result of this strategy, a portion of the Fund’s investments may be invested in companies in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than the portfolio companies to which the Fund is exposed. Portfolio companies into which the Fund will invest may face technological changes and/or may be dominated by other firms or organizations. These and other inherent business risks could affect the performance and value of investments. New competitors, including those formed for the purpose of investing (or that may otherwise invest) in Europe, America and/or globally, constantly enter the market, and in some cases existing competitors combine in a way that increases their strength in the market.

Subject to the Fund’s fundamental policy relating to concentration (as further described in the SAI), there are no restrictions on the amounts that may be invested in a particular sub-sector by the Fund, which may result in the Fund being significantly exposed to the performance of one or more sub-sectors. In the event of a downturn in such sub-sector(s), the Fund may be disproportionally affected as compared to if the Fund’s investments were diversified across multiple sub-sectors.

Difficulty and Cost of Locating Suitable Investments

Although CVC has been successful in identifying suitable investments in the past, there is no guarantee that suitable deal flow will be available to the Fund so that it will be able to invest its available liquidities at a given time or that any such investments will be successful. Past performance of the investment team in identifying suitable investments should not be treated as any guarantee of its ability to identify suitable investments in the future or the ability to implement the Fund’s investment strategy and achieve its investment goals. The success of the Fund depends on the ability of CVC to identify, select, effect and realize appropriate investments. The availability of investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, certain types of investments may not be available to the Fund on terms that are as attractive as the terms on which opportunities were available to the CVC Funds in the past. Accordingly, the Fund may only make a limited number of investments. Furthermore, prospective investors should also be aware that there may be delays in the deployment of the Fund’s subscription proceeds while suitable investment opportunities are identified by the Fund and amounts may not be invested at all in circumstances where no suitable investment opportunities can be identified. Since the investments made by the Fund may involve a high degree of risk, poor performance by a few could significantly affect the return to investors and the NAV and price per Share.

Accordingly, no assurances can be given that the objectives of the Fund will be achieved.

Interest Rate Risk

In response to a worldwide surge in inflation which began in mid-2021, several central banks across the globe, including the European Central Bank, the Bank of England and the Federal Reserve System of the United States, raised their base rates of interest.

The Fund’s investments will expose it to interest rate risk, meaning that any further changes in prevailing market interest rates could negatively affect the value of such investments. In addition to inflationary pressures, factors that can affect market interest rates include, without limitation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets. There could be significant unexpected movements in interest rates, which could have adverse effects on investments and the economy as a whole. In light of the foregoing, and more generally, the Fund may periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other, which could adversely affect its performance. Furthermore, any further increases in market interest rates may reduce the attractiveness of the Fund to prospective investors as this may increase the opportunity cost of investors investing in the Fund and consequently could reduce the Fund’s ability to make new or certain types of investments and implement capital expenditure.

More generally, the Fund could periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser may not be able to manage this risk effectively. If the Adviser is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected. The Fund is permitted to (but is not required to) seek to hedge interest rate risk of its investments (e.g. through the use of caps and/or swaps), however due to developments surrounding the regulation of over-the-counter (“OTC”) derivatives, the Fund’s ability to hedge interest rate risk could be limited.

The Fund’s investments and assets can be leveraged. As such, movements in the level of interest rates (and therefore the cost of funding the Fund’s investments) can affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an investment can therefore be an important element to consider in assessing the interest rate risk of the investment. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of the Fund’s investments, the impact of interest rate fluctuations could be greater for the Fund’s investments than for the economy as a whole in the country in which the interest rate fluctuations occur.

Co-investment

The Fund may invest in investments alongside Portfolio Funds together with financial, strategic or other third-party co-investors. Investments alongside co-investors will involve additional risks which may not be present in investments where a co-investor is not involved, including the possibility that a co-investor or co-investors may have interests or objectives that are inconsistent with those of the Fund or may be in a position to take actions contrary to the Fund’s investment objectives or may have financial difficulties that negatively impact such investment. The Fund may be required to bear a portion of the abort costs related to potential investments alongside Portfolio Funds that are not consummated, even in situations where such financial, strategic or other third-party co-investors are not required to bear any or an equivalent portion of such abort costs. Abort costs will typically be allocated as between the Fund and the relevant Portfolio Fund(s) on a pro rata basis by reference to their expected participation in the relevant investment opportunity but may be allocated on a different basis where considered to be fair and equitable in the circumstances.

Market Stability

The success of the Fund’s investment activities will be affected by general economic and market conditions, as well as by changes in applicable laws, trade barriers, currency exchange controls, and national and international political and socioeconomic circumstances in respect of the countries in which the Fund may invest.

The operation of the Fund’s investments may be affected by sovereign or political risk. Major disturbances such as wars, riots, strikes, blockades, acts of terrorism or outbreak of associated military or responsive action have the potential to adversely affect the costs or revenues of the Fund’s investments, which could have a material adverse effect on the earnings of the Fund and its ability to make distributions. Additionally, a climate of uncertainty may reduce the availability of potential investment opportunities and increases the difficulty of modelling market conditions, reducing the accuracy of the financial projections.

Certain countries have in the past, and may in the future, experience religious, political and social instability that could adversely affect the Fund’s direct or indirect investments in such countries. Such instability could result from, among other things, popular unrest in opposition to government policies that facilitate foreign investments or associated with demands for improved political, economic and social conditions. Certain countries may be in the initial stages of their industrial development and/or have a lower per capita gross national product or a low income economy as compared to the average among more developed economies. Markets for investments in such countries are not as developed and may be less liquid than markets in more developed countries and may also have higher concentrations of investors, issuers and financial intermediaries. Investments in companies domiciled in such developing countries, may be subject to potentially higher risks as compared to the average among investments in more developed countries.

General economic conditions, including interest rates, the availability of financing, the price of securities and participation of other investors in the financial markets may adversely affect the value and number of investments made by the Fund. There can be no assurance that current regional or global market conditions may not deteriorate during the life of the Fund, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in economic markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends. In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect regional and global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance. Any of the foregoing events could result in substantial or total losses to the Fund, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.

Certain countries may face political, economic and/or social instability on account of various factors including authoritarian governments; uncertainty in the case of transitions of political power; military involvement in political decision-making; lack of transparency in the political process; disparate growth rates within the country and increasing rates of economic inequality; tensions with other countries in the region; public health issues; ethnic, racial and religious conflict; terrorism; and natural and man-made disasters. There can be no assurance that any such political, economic and/or social instability will not arise during the term of the Fund or that such instability would not adversely affect the financial performance of the Fund’s investments.

There is a risk that counterparties may default on their contractual obligations to the Fund or its investments. Any such counterparty default would be likely to have an adverse effect on the value of the investments and on the returns to investors.

National, regional and/or local governments of certain countries have exercised and continue to exercise substantial influence over many aspects of the private sector (which could affect market conditions and private sector companies, as well as prices and yields of the Fund’s investments). In some cases, governments own or control many companies, including some of the largest in their respective country. Accordingly, government actions in the future could have a significant effect on economic conditions in such countries, which could affect private sector companies and the return from investments. In addition, certain industries may be subject to significant government regulation, which may restrict the Fund’s ability to effect operating improvements in portfolio companies in such industries. Exchange control regulations, expropriations, confiscatory taxation, nationalization, restrictions on foreign capital inflows, repatriations of investment income or capital, renunciation of foreign debt, political, economic or social instability, or other economic or political developments could adversely affect the assets of the Fund held in a particular country, or make investments by the Fund in certain countries inappropriate, resulting in investments by the Fund being concentrated in a limited number of countries. Although some governments in such countries have been pursuing policies of economic liberalization and financial sector reform, there can be no assurance that such reform-oriented policies will continue in the event of a change in leadership in those countries, or that those policies will prove successful. The availability of attractive investment opportunities for the Fund is expected to depend, at least in part, on governments in these countries continuing to liberalize their policies regarding foreign investment and, in some cases, to further encourage private sector initiatives. The Fund and its portfolio companies may not be able to secure, or maintain, the requisite governmental approvals for their activities and products. Failure to obtain requisite governmental approvals, or loss of such approvals once obtained, could substantially harm the Fund and its investments.

Illiquidity of Investments

Most of the Fund’s investments will be highly illiquid and there can be no assurance that the Fund will be able to realize such investments in a timely manner. Although investments by the Fund may generate some current income, the return of capital and the realization of gains, if any, from an investment generally will occur only upon the partial or complete disposition or refinancing of such investment. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after the investment is made. It is unlikely that there will be a public market for the securities held by the Fund at the time of their acquisition. In addition, in some cases the Fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time, which may mean that it will be unable to take advantage of favorable market prices.

Risks Regarding Disposals of Investments

In connection with the disposition of an investment, the Fund may be required to make representations about the business, financial affairs and other aspects of such investment, such as environmental matters, property conditions, tax liabilities, insurance coverage and litigation, as applicable , or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representatives or disclosure documents turn out to be incorrect, inaccurate or misleading or for losses related to the inaccuracy of any representations and warranties and other agreed upon liabilities. These arrangements may result in the incurrence of contingent liabilities for which reserves or escrow accounts may be established.

Investments in unquoted companies are intrinsically riskier than in quoted companies as the unquoted companies may be smaller, more vulnerable to changes in markets and technology and dependent on the skills and commitment of a small management team. In addition, investments in unquoted companies can be difficult to realize. At the termination of an investment, such investment may be distributed in specie so that investors may then become minority shareholders in a number of unquoted companies and be unable to protect their interests effectively or realize their shares at market value, or at all.

Local Intermediary Risk

Certain of the Fund’s transactions may be undertaken through local brokers, banks or other organizations in the markets where the Fund may invest and the Fund will be subject to the risk of default, insolvency or fraud of such organizations, which in certain countries will likely be a higher risk than in more developed countries with more sophisticated regulatory systems. There can be no assurance that any amounts advanced to such persons will be repaid or that the Fund would have any recourse in the event of default. The collection, transfer and deposit of investments all expose the Fund to a variety of risks, including theft, loss and destruction.

Litigation Risk

Financial performance of investments in which the Fund has invested may be affected from time to time by litigation such as contractual claims, occupational health and safety claims, public liability claims, environmental claims, industrial disputes, tenure disputes and legal action from special interest groups. Such litigation could materially reduce the value of the Fund’s investments. The performance of the Fund may also be affected in the event that litigation is commenced against one or more CVC Entities, which litigation may restrict such CVC Entities from performing their functions and duties in relation to the Fund.

Investments in Less Established Companies

The Fund may invest a portion of its assets in the securities of less established companies or early stage companies. Investments in such early stage companies may involve greater risks than generally are associated with investments in more established companies due to their limited product lines, markets or financial resources, or their susceptibility to major setbacks or downturns. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies.

High growth companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Start-up enterprises may not have significant or any operating revenues, and any such investment should be considered highly speculative and may result in the loss of the Fund’s entire investment therein. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund may invest, the Fund may suffer a partial or total loss of capital invested in that company. There can be no assurance that any such losses will be offset by gains (if any) realized on other investments.

Public Company Holdings

The Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, including CVC’s investment professionals and increased costs associated with each of the aforementioned risks. In addition, when investing in public securities, the Fund may be unable to obtain financial covenants or other contractual rights, including management rights that it might otherwise be able to obtain in making privately negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments.

Further, securities markets in certain countries in which the Fund may invest have a limited operating history, be fragmented, smaller, less liquid and more volatile than the securities markets of the United States and certain developed countries. Securities markets in the countries in which the Fund may invest have in the past experienced substantial price volatility which could have an adverse impact on the value of the Fund’s investments. Periods of economic and political uncertainty may result in further volatility in the value of the Fund’s investments. As a result, there may be greater volatility than the volatility that could be expected by investors in comparable securities traded in U.S. or European securities markets. Although such volatility may create attractive investment opportunities for the Fund, it may also increase the risks associated with the acquisition and disposition of investments. A high proportion of the shares of many companies in the region may be held by a limited number of persons. A limited number of issuers in the securities markets in the region may represent a disproportionately large percentage of market capitalization and trading value. In addition, there is also a varying degree of government regulation of securities and financial markets and of financial institutions in the countries in which the Fund may invest. There may also be less regulation and monitoring of securities markets, the activities of investors, brokers and other participants in those countries than in the United States or Europe. Accordingly, issuers of securities in certain countries may not be subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in certain countries are undergoing a process of change and further development. In some countries, regulations under which foreign investors, such as the Fund, may invest directly in domestically listed securities are new and evolving. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. There can be no assurance that regulations promulgated in the future will not adversely affect the Fund or that any regulations facilitating such investments will be continued or adopted in the future.

Privatizations

The Fund may invest in state-owned enterprises that have been or will be transferred from government to private ownership. It is impossible to predict whether any further privatizations will take place or what the effects of such privatizations may be. There can be no assurance that any privatizations will be undertaken or, if undertaken, that such plans will be successfully completed. There can also be no assurance that, if a privatization is undertaken on a private placement basis, the Fund will have the opportunity to participate in the investing consortium. Investors should be aware that changes in governments or economic factors could result in a change in a country’s policies on privatization. Should these policies change in the future, it is possible that governments may determine to return projects and companies to state ownership. In such a situation, the level of compensation that would be provided to the owners of the private companies concerned cannot be accurately predicted but could be substantially less than the amount invested in such companies.

Investments in Emerging Markets

A portion of the Fund’s capital may be deployed in emerging market countries, which may heighten the risks described above as emerging markets tend to be more prone to various risks as compared to developed countries. Risks associated with the following are particularly material in emerging markets: political affairs, corporate governance, judicial independence, political corruption, exchange controls, and changes in rules and regulations and interpretation of them. Accordingly, emerging markets are more volatile and the costs and risks associated with investments in them are generally higher than for investments in other countries. The legal systems of some emerging markets countries may lack transparency or could limit the protections available to foreign investors, and the Fund’s investments may be subject to nationalization and confiscation without fair compensation. While CVC intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks, there can be no assurance that adverse developments with respect to such risks will not adversely affect the investments of the Fund that are in or subject to the laws of those countries.

Global Developments and Their Impact on Certain Economies

The economies of certain countries are export-driven and may be affected by developments in the economies of their main trading partners, such as the United States, Europe, China and Japan, as applicable. Consequently, countries in the region may be adversely impacted by economic and political developments in other parts of the world, particularly in the case of significant contractions and weakening in demand in primary export markets or enactment of trade barriers by key trading partners. The global financial crisis in 2009 caused significant dislocations, illiquidity and volatility in the wider global credit and financial markets. While the volatility of global financial markets has largely subsided, there are rising political tensions within the region and globally, leaders in the United States and several European nations have risen to power on protectionist economic policies, and there are growing doubts about the future of global free trade. There can be no certainty that economies in the region may not be impacted by future shocks to the global economy. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. In particular, trade disputes between the U.S. and China could have additional significant impacts on the industries in which the Fund participates and other adverse impacts on the Fund’s investments. In addition, trade disputes may develop between other countries, which may have similar or more pronounced risks and consequences for the Fund or its investments.

While CVC expects that the current environment will yield attractive investment opportunities for the Fund, there can be no assurances that conditions globally will not worsen and/or adversely affect one or more of the Fund’s investments, access to capital or leverage or key markets, or its overall performance. The Fund’s investment strategy and the availability of opportunities satisfying its risk-adjusted return parameters relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Fund will prove correct and actual events and circumstances may vary significantly.

Regional Political Tensions

There has been increased uncertainty with respect to the future of North Korea’s political leadership under Kim Jong-un. In recent years, there have also been heightened security concerns stemming from North Korea’s nuclear weapons and long-range missile programs. While North Korea’s Kim Jong-un from time to time appears to enter into constructive dialogue with other world leaders, there can be no assurance that the level of tension on the Korean peninsula and within the region will not escalate in the future. Any further increase in tension could have a material adverse effect on the economies of certain countries in Northeast Asia, including, without limitation, those of South Korea and Japan. In addition, there are existing territorial disputes between China and a number of its neighboring countries over ownership of certain islands, atolls and “maritime features” in the South China Sea. Escalation of territorial disputes could adversely impact the security and stability of the region. Any further increase in tension could have a material adverse effect on the economies of the countries in which the Fund may invest.

Growth Slowdown of Chinese Economy

China is the world’s largest economy (measured on a purchasing power parity basis), the world’s second largest economy (measured on a nominal GDP basis), and the largest trading partner for many countries in the Asia-Pacific. The Chinese government has in recent years implemented a number of measures to control financial risks which may adversely affect the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, and through other measures designed to tighten credit and liquidity. While the Chinese economy has shown signs of improvement, a slowing of China’s GDP growth rate could have a systemic impact on the global economy, including throughout the Asia-Pacific, causing a credit contraction in China, a slowdown in growth in its trading partners and rising unemployment and consumer and corporate defaults in China and elsewhere in the Asia-Pacific. A reduction, or even contraction in China’s GDP growth, could have spill over effects in many Asia-Pacific countries. These spill over effects may have a material negative impact on the ability of the Fund to source and execute new investment opportunities and may cause impairment or losses in its investments.

The Chinese economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the Chinese government has implemented measures since the late 1970s emphasising the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in China is still owned by the Chinese government. In addition, the Chinese government continues to play a significant role in regulating industry development by imposing industrial policies. The Chinese government also exercises significant control over China’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. In the past, certain measures, including interest rate increases and certain economic reforms, may have had the effect of slowing down economic growth in China.

China Market Risk; Disputes with Taiwan

The People’s Republic of China is dominated by the one-party rule of the Communist Party. investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterised by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. China, since 1999, is in control of Hong Kong and may at any time make significant changes or take control of the Hong Kong markets and exchanges. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Furthermore, current tensions between China and Taiwan could be a source of instability, potentially resulting in significant adverse effects on international markets, international trade, and other cross-border cooperation arrangements in which the Fund currently operates (or may, in the future, operate) in or under. Furthermore, there is a possibility that the tensions result in armed conflict, which could have a significant impact on the industries in which the Fund participates and other adverse impacts on the Fund and its portfolio investments that are currently hard to predict and quantify.

Hong Kong National Security Law

The Chinese government has continued to increase its control over the historically autonomous administrative region of Hong Kong. In June 2019, protests began in connection with an amendment to Hong Kong’s extradition law and continued with increased size and intensity through the end of 2019 and into 2020. These protests resulted in disruptions to businesses in major business and tourist areas of Hong Kong and pushed Hong Kong’s economy into a recession for the first time since the Global Financial Crisis. On 30 June 2020, the National People’s Congress of China passed a national security law (the “National Security Law”), which criminalizes certain offenses including secession, subversion of the Chinese government, terrorism and collusion with foreign entities. The National Security Law also applies to non-permanent residents. Although the extra-territorial reach of the National Security Law remains unclear, there is a risk that the application of the National Security Law to conduct outside Hong Kong by non-permanent residents of Hong Kong could negatively affect or limit the activities of CVC or the Fund.

The National Security Law has been condemned by the United States, the UK and several EU countries. On July 14, 2020, then-U.S. President Trump signed into law the Hong Kong Autonomy Act, which introduced sanctions on foreign persons who have “materially contributed” to the Chinese government’s recent actions in Hong Kong as well as on certain foreign financial institutions. Simultaneously, President Trump issued an executive order declaring a national emergency with respect to the threat posed by the Chinese government’s actions in Hong Kong, formally suspending or eliminating any differential treatment of Hong Kong under U.S. law, including export control law, and authorising sanctions on persons determined to be engaged in a broad array of anti-democratic or repressive activity. The Trump administration has also imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies that it believes have contributed to the Chinese government’s activities in Hong Kong, including on July 20, 2020, adding 11 new Chinese companies to the Department of Commerce’s Entity List. In mid-July, the UK also suspended its extradition treaty with Hong Kong and extended its arms embargo on China to Hong

Kong. Escalation of tensions resulting from the National Security Law and the response of the international community, including conflict between China and other countries like the United States and the UK, protests and other government measures, as well as other economic, social or political unrest in the future, could adversely impact the security and stability of the region and may have a material adverse effect on countries in which CVC, the Fund or any of their respective personnel or assets are located. The introduction of retaliatory measures by governments, including any possible response by the Chinese government, could result in a deterioration in bilateral relationships and raise questions about Hong Kong’s future as an international financial centre. In addition, any downturn in Hong Kong’s economy could adversely affect the financial performance of the Fund or could have a significant impact on the industries in which the Fund participates, and may adversely affect the operations of CVC, the Fund and the investments, including the retention of investment professionals located in Hong Kong.

Terrorist Activities

Terrorist attacks (including cyber sabotage or similar attacks) in major global cities, and any military or other response by governments could materially and adversely affect international financial markets and local economies alike. Any terrorist attacks, including biological or chemical warfare or cyber sabotage or similar attacks, that occur at or near significant strategic assets of the Fund’s investments having a national or regional profile would likely cause significant harm to employees, property and, potentially, the surrounding community, and may result in losses far in excess of available insurance coverage. As a result of terrorism concerns, insurers have significantly reduced the amount of insurance coverage available for liability to persons other than employees for claims resulting from acts of terrorism, war or similar events. As a result of a terrorist attack or terrorist activities in general, the Fund may not be able to obtain insurance coverage and other endorsements at commercially reasonable prices or at all. Recourse to the Fund’s service providers and other counterparties in the event of losses may be limited, and such losses may be borne by the Fund.

Geopolitical Risk

On February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date of this Prospectus, although there are ongoing discussions between political leaders of the U.S., Russia and Ukraine to end the war, the countries remain in active armed conflict. Around the same time, the U.S., the UK, the EU and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russia-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian oligarchs. Additional sanctions, export controls, and other measures continue to be adopted as the conflict continues. Russia’s invasion of Ukraine, the resulting displacement of persons both within Ukraine and to neighboring countries and the increasing international sanctions could have a negative impact on the economy and business activity globally (including in the countries in which the Fund may invest), and therefore could adversely affect the performance of the investments. Furthermore, given the ongoing nature of the conflict between the two nations and its ongoing escalation, it is difficult to predict the conflict’s ultimate impact on global economic and market conditions, and, as a result, the situation presents material uncertainty and risk with respect to the Fund and the performance of its operations and investments, and the ability of the Fund to achieve its investment objectives. Furthermore, if after subscribing to the Fund, an investor is included on a list of prohibited entities and individuals maintained by a relevant regulatory and/or government entity including the Office of Foreign Assets Control or under similar EU and UK regulations, or is operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the U.S. United Nations, EU or the UK, the Fund may be required to compulsorily redeem such investor’s Shares in the Fund or freeze any dealings in relation to the investor’s Shares or the accounts of the investor (e.g., by prohibiting payments by or to the investor or restricting or suspending dealings with the accounts) or freeze the assets of the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. For the avoidance of doubt, CVC has the sole discretion to determine the remedy if an investor becomes subject to applicable sanctions and/or restrictions and is under no obligation to seek a license to continue dealing with such investor. Sanctions imposed on Russia and certain Ukrainian territories in response to the crisis in Ukraine are complex, frequently changing, and increasing in number, and they may impose additional prohibitions or compliance obligations on CVC and/or the Fund. Although CVC expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by the Fund’s activities or investors, which would adversely affect the Fund.

Furthermore, following the attack by Hamas on October 7, 2023, Israel and Hamas have been engaged in military conflict. Though a ceasefire commenced on January 19, 2025, Israel and Hamas remain in conflict and rapidly evolving measures in response thereto have had a negative impact on the economy and business activity globally (including in countries in which the Fund may invest). Further, the future course of the conflict (including the extent to which any ceasefire continues to be in force) and its future impact on global economic and market conditions (including, for example, oil prices) are impossible to predict, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments and operations, and the ability of the Fund to achieve its investment objectives. For example, armed conflict may resume, expand and ultimately more actively involve the U.S., Lebanon (and/or Hezbollah), Syria, Iran and/or other countries or terrorist organizations, any of which may exacerbate the risks described above. The conflict and continuing uncertainty could adversely affect the performance of the Fund and investments. This may particularly be the case to the extent that any portfolio company, service providers, vendor or other counterparties of the Fund have material operations or assets in the Middle East, or the immediate surrounding areas.

On February 28, 2026, the United States and Israel launched a major assault on Iran with the stated aim of toppling the regime in Tehran, triggering regional Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. Additional escalation in this conflict may have a material adverse impact on the Fund, its Portfolio Funds and portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

More generally, the rapid and uncertain development of the current conflicts, and the varying involvement of the U.S., the UK, the EU and other countries presents material uncertainty and risk with respect to the impact on global economic and market conditions and therefore to the Fund and the performance of investments or operations, and the ability of the Fund to achieve its investment objectives. Additionally, to the extent that any third parties, investors, or related customer bases have material operations or assets in the affected regions, the ongoing conflict may present actual risks and result in adverse consequences with respect to their dealings and/or obligations with respect to the Fund and/or any investments. The global response and repercussions arising out of both conflicts is ever-changing and the ramifications on markets, business activity and the global economy more generally are not yet capable of being fully identified or understood.

Furthermore, geopolitical relations between governments may have significant macroeconomic effects on the global economy (including, but not limited to, currency fluctuations and/or other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise)). To the extent that existing and/or future geopolitical, trade and/or other disputes develop between countries, there could be additional significant impacts on the industries and sectors in which the Fund seeks to make investments, the jurisdiction of investments and other adverse impacts on investments or the Fund more generally.

U.S. Presidential Election

The impact of past and future U.S. presidential and other elections could create significant uncertainty with respect to legal, tax and regulatory regimes in which the Fund, as well as CVC, will operate. In particular, in January 2025, Donald J. Trump became President of the U.S. and the Republican Party came into control of the U.S. Congress. The full scope of the government’s executive, legislative and regulatory agenda is not yet fully known, though changes in U.S. policy resulting from the new administration could result in a number of changes to U.S. and non-U.S. economic, national security, fiscal, tax and other policies, as well as the global financial markets generally. Any significant changes in, among other things, economic policy (including with respect to interest rates, foreign trade and regulatory changes leading to greater availability of bank debt), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Fund and its investments.

Trade Policy and other U.S. Government Policies

The Trump administration has recently enacted and proposed to enact further significant new tariffs on imports from certain countries. Additionally, President Trump has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs, including in some cases renegotiating, or potentially terminating, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.

The U.S. and China have each implemented increased retaliatory tariffs on imports from each other, and the U.S. has also adopted certain targeted measures such as export controls (recently, controls regarding the sale of U.S. computer chip in China) or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries in the past, the trade dispute is still developing and a compromise is yet to be reached. There remains much uncertainty as to whether trade negotiations, if any, between the U.S. and China will be successful and how the trade dispute between the U.S. and China will progress. If the trade dispute between the U.S. and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the U.S., China or other countries in connection with a global trade dispute or “trade war,” there could be material adverse effects on the global economy, and the Fund and its portfolio companies could be materially and adversely affected.

Additionally, some governments of other countries have instituted retaliatory tariffs on certain U.S. products and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. While certain countries may agree to trade deals to address disputes, continued trade disputes between countries, including as a result of geo-political tensions, may remain unresolved which would result in an ongoing source of instability, potentially resulting in significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and/or additional potential risks and consequences for the Fund and its portfolio companies.

The Trump administration also intends to implement significant changes to the size of the federal government and to various other government policies. The potential downsizing of the federal government workforce and shutting down or defunding of certain government agencies (or offices thereof), including of federal agencies tasked with protecting investors, along with the changes in U.S. trade policy discussed above, could introduce market instability, reduce investor confidence, and weaken investor protection. For example, substantial reductions in government spending and personnel could negatively affect certain portfolio companies that rely on or benefit from government subsidies or contracts, destabilize the U.S. government contracting market, impede a portfolio company’s ability to implement their business plans, and impede the Adviser’s and the Fund’s ability to achieve expected returns. Moreover, the Trump administration’s signaled changes to government policy with respect to tax, immigration, labor, infrastructure, energy, education, business regulations (including U.S. anti-corruption policies), international relations, and international economic development could create uncertainty and volatility for the Fund and its portfolio companies. In light of these developments, there can be no assurances that political and regulatory conditions will not worsen and/or adversely affect the Fund, its portfolio companies, or their respective financial performance.

General Economic and Market Conditions

Turmoil such as that recently experienced by the U.S. and global financial markets as a result of the tariff war and COVID-19 pandemic, and such as that which markets endured during the global financial crisis of 2008, illustrates the risk that the financial markets can experience uncertainty, volatility and instability, potentially for protracted periods of time. Lending and the global credit markets continue to experience substantial volatility, disruption, liquidity shortages and to some extent financial instability. Global financial markets have experienced considerable and prolonged declines in the valuations of equity and debt securities and periodic acute contraction in the availability of credit. There can be no assurances that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Fund’s investments (including with respect to performing under or refinancing their existing obligations), its access to capital or leverage, its ability to effectively deploy its capital or realize investments on favorable terms or its overall performance. Other risk factors in this Prospectus include important considerations regarding global economic conditions. The success of the Fund’s activities will be affected by the continued economic volatility as well as general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in applicable laws and regulations (including laws relating to taxation of the Fund’s investments), trade barriers, consumer spending patterns, currency exchange controls, continued technology disruption, tax reform or other significant policy changes as well as national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts, security operations or public health considerations).

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

Recent volatility in the global financial markets and political systems of certain countries may have adverse spill-over effects into the global financial markets generally and the U.S. in particular. Moreover, a recession, slowdown and/or sustained downturn in the global economies (or any particular segment thereof) or weakening of credit markets will adversely affect the Fund’s profitability, impede the ability of the Fund’s investments to perform under or refinance their existing obligations, and impair the Fund’s ability to effectively exit investments on favorable terms. Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a particular investment’s capital structure. The Adviser itself could also be affected by difficult conditions in the capital markets and any overall weakening of the financial services industry in particular or of the U.S. and/or global economies generally.

Inflation

Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if a portfolio company is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. Portfolio companies may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, a portfolio company may earn more revenue but incur higher expenses. As inflation declines, a portfolio company may not be able to reduce expenses commensurate with any resulting reduction in revenue. Furthermore, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, certain countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Some countries have historically experienced substantial rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging economies. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. Further, certain countries, including the U.S., have recently seen increased levels of inflation and there can be no assurance that continued and more wide-spread inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Public Health Risks and Deterioration in Market Conditions

A pandemic, epidemic or other public health crisis, or the threat thereof, may occur from time to time, which could adversely impact the Fund and its portfolio companies. Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, Ebola, SARS and COVID-19. Such outbreaks of infectious illnesses have resulted and, along with any other future outbreaks of infectious illnesses, may result in numerous deaths and the imposition of both local and more widespread quarantine and other measures and restrictions, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. Such outbreaks of infectious illnesses (including, for example, COVID-19) have had and may in the future have a material adverse impact on local economies in affected jurisdictions and also on the global economy (including on cross-border commercial activity and market sentiment).

The Fund and its portfolio companies’ operational and financial performance could be adversely impacted by pandemics, epidemics or other public health crises, including through the reinstatement of any quarantine measures, business closures and suspensions, travel restrictions and health issues impacting CVC personnel and service providers to the Fund. Disruptions to commercial activity relating to the imposition of quarantines, social distancing measures or travel restrictions (or more generally, a failure of containment efforts), as well as the impact of any public health emergency on overall supply and demand, supply chains, economic markets, goods and services, investor liquidity, consumer confidence and spending levels, and levels of economic activity, could adversely impact the Fund and its portfolio companies. Any such events or effects, which are highly uncertain and unpredictable, could materially and adversely affect the Fund’s ability to implement its investment strategy or achieve its investment objectives, and could result in significant losses to the Fund.

Recent Developments in the Banking Sector

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. In particular, recent bank closures in the United States have caused uncertainty for financial services companies and fear of instability in the global financial system generally. The recent developments may also have other implications for broader economic and monetary policy, including interest rate policy, and may impact the financial condition of banks and other financial institutions outside of the United States. For example, on March 19, 2023, it was announced that UBS Group AG would acquire Credit Suisse Group AG, with support from the government of Switzerland, following deterioration of the financial condition of Credit Suisse and on May 1, 2023, First Republic Bank was closed and the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver by California regulators. Concurrently, the FDIC announced that JPMorgan Chase Bank would assume all of First Republic Bank’s deposits and substantially all of its assets subject to a loss-share agreement with the FDIC. In addition, certain financial institutions—in particular smaller and/or regional banks—have experienced volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or will withdraw in the future, significant sums from their accounts at these institutions. Notwithstanding intervention by U.S. governmental agencies to protect the uninsured depositors of banks that have recently closed, there is no guarantee that the uninsured depositors of a financial institution that closes (which depositors could include the Fund and/or its investments) will be made whole or, even if made whole, that such deposits will become available for withdrawal in short order. There is a risk that other banks, or other financial institutions, will be similarly impacted, and it is uncertain what steps (if any) regulators would take in such circumstances. As a consequence, for example, the Fund and/or its investments may be delayed or prevented from accessing money, making any required payments under their own debt or other contractual obligations or pursuing key strategic initiatives. In addition, such bank failures or instability could affect, in certain circumstances, the ability of other parties to undertake and/or execute transactions with the Fund, which in turn would result in fewer investment opportunities being made available to the Fund, result in shortfalls or defaults under existing investments, or impact the Fund’s ability to provide additional follow-on support to its investments. In addition, in the event that a financial institution that provides credit facilities and/or other financing to the Fund or its investments closes or experiences distress, there can be no assurance that such bank will honor its obligations or that the Fund or such investments will be able to secure replacement financing or capabilities at all or on similar terms. There can be no assurances that the Fund or its investments will establish banking relationships with multiple financial institutions, and the Fund or its investments are expected to be subject to contractual obligations to maintain all or a portion of their respective assets with a particular bank (including, without limitation, in connection with a credit facility or other financing transaction). Uncertainty caused by recent bank failures and general concern regarding the financial health and outlook for other financial institutions could have an overall negative effect on banking systems and financial markets generally. There is a risk that these recent developments will also have other implications for broader economic and monetary policy, including interest rate policy. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Fund, its investments or their respective financial performance.

Unionization

Certain portfolio companies and/or their service providers, agents or other counterparties may have a unionized work force or relationships with individuals who are otherwise covered by a collective bargaining agreement, which could subject any such entity’s activities and labor relations matters to complex laws and regulations relating thereto, and additional risk of litigation. Moreover, a portfolio company’s operations and profitability could suffer if there are labor relations problems with respect to its workforce or the workforce of any of its service providers, agents or other counterparties. Upon the expiration of any of such collective bargaining agreements, a portfolio company or any of its service providers, agents or other counterparties may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of any such portfolio company’s facilities (or at that of any service provider, agent or other counterparty) could have a material adverse effect on its business, results of operations and financial condition. Additionally, any such problems may bring scrutiny and attention to the Fund itself, which could adversely affect the Fund’s ability to implement its investment objectives.

Publicity Concerns and Litigation

Certain types of investments are very much in the “public eye” and if the Fund makes such types of investments, the Fund’s activities may attract an undesirable level of publicity for the Fund and/or CVC. In addition, pressure groups and lobbyists may induce government action to the detriment of the Fund, as an owner of the relevant investments. Negative publicity of this nature may make legislatures, regulatory authorities and tribunals less likely to view the relevant companies favorably, which could cause them to make decisions or take actions that are adverse to such investments.

Social Media and Publicity Risk

The use of social networks, message boards, internet channels and other platforms has become widespread within the U.S., the UK, the EU and globally. As a result, individuals now have the ability to rapidly and broadly disseminate information or misinformation, without independent or authoritative verification. Any such information or misinformation regarding the Fund, CVC or one or more portfolio companies could have a material and adverse effect on the value of the Fund and/or investments.

Artificial Intelligence and Machine Learning Developments

Recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”), including, for example, the OpenAI ChatGPT application, create opportunities for CVC, its funds, investment vehicles and accounts and portfolio companies, as well as risks. CVC uses and may expand its use of AI Technologies in connection with its business and investment activities and expects its portfolio companies and investments will use such technologies. Actual usage of such AI Technologies will vary across its business, funds and portfolio companies and investments and CVC has assessed potential risks posed by use of AI Technologies and devised policies governing their use to help mitigate the risk. Guidance on managing key risks such as information security, data privacy, and intellectual property has been issued to all staff who are required to attest to reading and understanding the guidance as part of their quarterly compliance certifications.

Further, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate, nor does CVC expect to be involved in the collection of such data or development of such algorithms in the ordinary course. Therefore, it is expected that data in such models may contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact CVC, the Fund or its investments, or their respective affiliates or service providers, to the extent they rely on the work product of such AI Technologies. The volume and reliance on data and algorithms also make AI Technologies, and in turn CVC, the Fund and/or its investments more susceptible to cybersecurity threats. In addition, CVC, the Fund and/or its investments could be exposed to risks to the extent third-party service providers, counterparties or other organizations connected to them use AI Technologies in their business activities. CVC will not be in a position to control the manner in which third-party products are developed or maintained or the manner in which third-party services utilizing AI Technologies are provided. In addition, AI Technologies may be competitive with the business of portfolio companies or increase the potential for obsolescence of a portfolio company’s products or services (particularly as the capabilities of AI Technologies improve). This may include AI Technologies competing with, or contributing to the obsolescence of, other AI Technologies. Such developments could impede the use of AI Technologies and/or have an adverse effect on the Fund or portfolio companies (whether directly or indirectly).

Moreover, use of AI Technologies by any of the parties described in the previous paragraphs could include the input of confidential information (including material non-public information and personal information) by a CVC Entity, CVC Executive (as defined below) or third parties in contravention of non-disclosure agreements and, whilst CVC has policies and procedures in place to mitigate such events, the use of AI Technologies, the nature and availability of such technologies limits CVC’s ability to control all use and as a result CVC’s policies and/or non-disclosure agreements (as applicable) could be breached by the CVC Entity, CVC Executive or third parties. Additionally, the use of AI technologies could nevertheless result in such confidential information becoming part of a dataset that is accessible by AI Technologies applications and users. The use of AI Technologies, including potential inadvertent disclosure of confidential information, could also lead to legal and regulatory investigations and enforcement actions. Further, the use of AI Technologies could result in claims by third parties of infringement, misappropriation or other violations of intellectual property, including based on the use of large datasets to train AI Technologies, or the use of output generated by AI Technologies, in either case which may contain or be substantially similar to third-party material protected by intellectual property, including patents, copyrights or trademarks. Similar claims could also be made against providers of AI Technologies (which may affect the use of and any operations reliant on such AI Technologies) where such AI Technologies are considered to have similarities to other AI Technologies. CVC may not be in a position to control the manner in which third-party products or services utilizing AI Technologies are provided, developed, used or maintained.

Regulations related to AI Technologies may also impose certain obligations on organizations, and the costs of monitoring and responding to such regulations, as well as the consequences of non-compliance, could have an adverse effect on CVC, the Fund and/or its investments. For example, the EU has introduced a new regulation applicable to certain AI Technologies and the data used to train, test and deploy them (the “EU AI Act”). The EU AI Act entered into force on August 1, 2024, and its requirements started becoming effective on a staggered basis from February 2, 2025. The EU AI Act imposes material requirements on both the providers and deployers of AI Technologies, with infringement punishable by sanctions of up to 7% of annual worldwide turnover or EUR 35 million (whichever is higher) for the most serious breaches. Preparing for and complying with the EU AI Act and other regulations related to AI Technologies could involve material compliance costs and/or adversely affect the operations or results of CVC and/or an investment, and have an adverse impact on the Fund.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto.

Electronic Signatures

As a result of the COVID-19 pandemic and subsequent working in person restrictions, many people opted to adopt work-from-home practices with a related trend toward the execution of documents electronically. Although the application of electronic signatures may be a valid method of signing documents, certain jurisdictions dictate that specific electronic signature programs be used so that the validity and enforceability of the electronic signatures, and accordingly the contract or agreement being signed, can be validated and accepted. Other jurisdictions may dictate that electronic signatures are not acceptable or may impose other specific requirements or restrictions. There is a risk that contractual arrangements relating to the Fund, its investments or their respective affairs are found to be unenforceable or otherwise impaired due to the use of electronic signatures.

Software Code Protection

Source code may comprise a critical component to a portfolio company’s operations. If an unauthorized disclosure of a significant portion of source code occurs, a portfolio company could potentially lose future trade secret protection for that source code. This could make it easier for third parties to compete with such portfolio company’s products by copying functionality, which could adversely affect revenue and operating margins. Unauthorized disclosure of source code could also increase security risks (e.g., viruses, worms and other malicious software programs that may attack portfolio company products and services). Costs for remediating the unauthorized disclosure of source code and other cyber-security branches may include, among other things, increased protection costs, reputational damage and loss of market share, liability for stolen assets or information and repairing system damage that may have been caused. Remediation costs may also include incentives offered to portfolio company customers or other business partners in an effort to maintain the business relationships after a security breach.

Dependence on Patents, Trademarks and Other Intellectual Property

Certain portfolio companies in which the Fund may invest may depend on intellectual property rights, including patents, trademarks and trade secret protection. The ability to effectively enforce patent, trademark and other intellectual property laws may affect the value of these portfolio companies. Patent disputes are frequent and can preclude commercialization of products, and patent litigation is costly and could subject a portfolio company to significant liabilities to third parties. The presence of patents or other proprietary rights belonging to other parties may lead to the termination of a product or service developed or to be developed by a portfolio company, or significant customers or counterparties.

There can be no assurance that portfolio companies will be able to protect these rights or will have the financial resources to do so, or that competitors will not develop technologies substantially equivalent or superior to a portfolio company’s technologies. While piracy adversely affects portfolio company revenue, the impact on revenue from other jurisdictions could be significant, particularly in countries where laws are less protective of intellectual property rights. The absence of harmonized patent laws makes it more difficult to ensure consistent respect for patent rights. Reductions in the legal protection for intellectual property rights could adversely affect portfolio companies and the Fund’s returns.

Further, the use of AI Technologies in connection with the creation or development of intellectual property may present challenges in asserting ownership over the resulting output given the position of courts and intellectual property offices in various jurisdictions that some human investment is required for patent protection of an AI Technology-generated invention and some human authorship is required for copyright protection of an AI Technology-generated work of authorship. This is still an evolving area of the law which creates uncertainty that may impact a portfolio company’s ability to obtain intellectual property protection in AI Technology-generated inventions and works of authorship. Further, inventions or works of authorship created through the use of AI Technology may be based or rely on, or contain, materials that were used in the training of such AI Technology and which are subject to third-party intellectual property, which could further limit a portfolio company’s ability to obtain intellectual property protection in such inventions or works of authorship.

Third-Party Infringement Claims

A portfolio company in which the Fund may invest may, from time to time, receive notices from others claiming such portfolio company has infringed their intellectual property rights. The number of these claims may grow because of the constant change in the technology industry, increased user-generated content, the extensive patent coverage of existing technologies, and the rapid rate of issuance of new patents. Additionally, portfolio companies may use ‘open source’ software in their products, or may use such software in the future. Such open source software is generally licensed by its authors or other third parties under open source licenses. Licensing authors or third parties may allege that a portfolio company has not complied with the conditions of one or more of these licenses. To resolve these and other intellectual property claims, portfolio companies may enter into royalty and licensing agreements on terms that are less favorable than currently available, stop selling or redesign affected products, or pay damages to satisfy indemnification commitments with customers. These outcomes may cause operating margins to decline and therefore ultimately affect the Fund’s returns. In addition to money damages, in some jurisdictions plaintiffs can seek injunctive relief that may limit or prevent importing, marketing and selling products that have infringing technologies. In some countries, an injunction can be issued before the parties have fully litigated the validity of the underlying patents.

Ability to Enforce Legal Rights

Because the effectiveness of the judicial systems in certain countries in which the Fund may invest varies, the Fund or a portfolio company may have difficulty in successfully pursuing claims in the courts of such countries, as compared to the United States, Europe or other developed countries. For example, the enforceability of contracts in many countries within the region, especially with governmental entities, is relatively uncertain, and the Fund or any portfolio company may have difficulty in successfully pursuing claims against an entity in which it invests or transacts business or such entity’s directors, executive officers or shareholders compared to the United States, Europe or other developed countries. In addition, many emerging markets countries do not have well-developed debtors’ or creditors’ rights, which could adversely affect the Fund’s investments. If counterparties repudiate contracts or defaults on their obligations, there may not be adequate remedies available. Furthermore, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of the countries in which the Fund may invest, there can be no assurance that such courts will enforce such judgment. Actions brought in certain countries to enforce contractual rights, or other legal or regulatory proceedings, may be costly and continue for a number of years without resolution. Such limitations and uncertainty on the enforceability of contractual obligations could materially and adversely affect revenues and earnings of the Fund’s investments.

Big Boy Letters

The Fund may enter into transactions involving securities, loans, participations, assignments or other investments in which it may be deemed to be in possession of material, non-public information, but only to the extent permitted by applicable law, rules and regulation and any similar or supplementary law, rule or regulation. In connection with these transactions, the Fund may furnish letter agreements to counterparties and/or intermediaries and counterparties generally stating that the parties to a particular transaction are entering into such transaction notwithstanding a possible information disparity and its potential effect on the value of the assets involved in such transaction - these letter agreements are typically referred to as “big boy” letters. “Big boy” letters are intended to limit liability for fraud under U.S. federal securities laws, state securities laws and the common law, but the jurisprudence related to “big boy” letters continues to evolve and there can be no assurance that the Fund’s use of “big boy” letters in the course of its trading activities will avoid civil or other liability.

Fraud Risks

Of paramount concern in purchasing loans and other assets is the possibility of material misrepresentation or omission on the part of a counterparty. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or other asset, or may adversely affect the ability of the lender of record to perfect or effectuate a lien on the collateral securing the loan or other assets. the Fund relies upon the accuracy and completeness of representations made by companies in which the Fund may invest or other counterparties to the extent reasonable, but cannot guarantee that such representations are accurate or complete. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been made with intent to defraud or prefer creditors.

Prepayment Risk

The terms of loans in which the Fund may invest may permit the borrowers to voluntarily prepay loans at any time, either with no or a nominal prepayment premium. This prepayment right could result in the borrower repaying the principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates or when the borrower’s improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt. The yield of the Fund’s investment may be affected by the rate of prepayments differing from the Adviser’s expectations. Assuming an improvement in the credit market conditions, early repayments of the debt held by the Fund could increase. To the extent early prepayments increase, they may have a material adverse effect on the Fund’s investment objectives and profits. In addition, if the Fund is unable to reinvest the proceeds of such prepayments received in investments expected to be as profitable, the proceeds generated by the Fund will decline as compared to the Adviser’s expectations.

Investment Modification Risk

The terms and conditions of loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from investments in liquid assets could be modified, amended or waived in a manner contrary to the preferences of the Fund if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from an investment will maintain the terms and conditions to which the Fund originally agreed.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Fund may consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Fund may extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. CVC will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to investments in liquid assets requested by obligors or the lead agents for loan syndication agreements. Any amendment, waiver or modification of an investment could adversely impact the Fund’s returns.

Bankruptcy and Other Significant Events

The Fund may, both directly and through portfolio companies, be a borrower, and, possibly to a limited extent, the Fund could be a creditor through debt investments held by it. Bankruptcy laws may delay the ability of the Fund to realize the collateral for debt held by it, or may adversely affect the priority of debt through equitable subordination and other rules. In addition, a borrower may be involved in restructurings, insolvency proceedings or reorganizations under the laws and regulations of one or more jurisdictions. Applicable bankruptcy laws and regulations may provide inferior protections to creditors that result in a restructuring of debt without the creditor’s consent under the certain provisions of applicable bankruptcy laws and may result in a discharge of all or part of a debt investment held by the Fund without payment to the Fund. On the other hand, the Fund as a borrower may be adversely affected by bankruptcy or other similar proceedings initiated against it or a portfolio company; the Fund may not be able to restructure its own debt and instead be forced to sell assets to repay debt, including at inopportune moments, due to laws that afford creditors rights.

A bankruptcy, change of control, restructuring or other significant event relating to CVC could cause CVC to have difficulty retaining personnel or may otherwise adversely affect CVC and/or the Fund and the Fund’s ability to achieve its investment objective.

Economic Sanctions, Trade Controls and Anti-Corruption Considerations

Economic sanction laws and regulations and other trade controls in the United States, United Kingdom, European Union and other jurisdictions may prohibit CVC, its professionals and the Fund from transacting with or in certain countries and with certain individuals and companies. In the United States, the U.S. Department of the

Treasury’s Office of Foreign Assets Control (“OFAC”) is the primary governmental body responsible for administering and enforcing laws, Executive Orders and regulations regarding U.S. economic and trade sanctions. Economic sanctions are administered and enforced in the European Union and EU Member States by the European Commission and in the United Kingdom by His Majesty’s Treasury. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to economic sanctions and embargo programs. In addition, certain economic sanctions programs prohibit dealing with individuals or entities in certain countries or territories regardless of whether such individuals or entities appear on such lists. The United States and other jurisdictions also administer and enforce other trade controls, including export controls, that may prohibit or limit activities involving certain countries, entities, or individuals. These types of sanctions and trade controls may significantly restrict the Fund’s investment activities in certain emerging market countries.

In some countries, there is a greater acceptance than in the U.S., UK or European Union of government involvement in commercial activities, and of corruption. CVC, its professionals and the Fund are committed to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act, and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the United Kingdom has recently expanded the reach of its anti-bribery laws significantly. While CVC has developed and implemented policies and procedures designed to ensure strict compliance by CVC and its personnel with anti-corruption laws, such policies and procedures may not be effective in all instances to prevent violations. In addition, in spite of CVC’s policies and procedures, affiliates of portfolio companies, particularly in cases where the Fund does not control such portfolio company, may engage in activities that could result in anti-corruption law violations. Any determination that CVC has violated economic sanctions, trade controls including export controls or the FCPA, the U.K. Bribery Act or other applicable anti-corruption laws or anti-bribery laws could subject CVC (or a member thereof) to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation and a general loss of investor confidence, any one of which could adversely affect CVC’s business prospects and/or financial position, as well as the Fund’s ability to achieve its investment objective and/or conduct its operations. The Fund may also incur costs and expenses associated with inquiries or investigations relating to economic sanctions, trade controls including export controls or anti-corruption laws or anti-bribery laws.

Strategy Risk

Strategy risk is associated with the failure or deterioration of an investment strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple market participants in the same investment or general economic or other events that adversely affect particular strategies (for example, the disruption of historical pricing relationships). Furthermore, an imbalance of supply and demand favoring borrowers could result in yield compression, higher leverage and less favorable terms to the detriment of all investors in the relevant asset class. The strategy employed by the Fund is speculative and therefore there is substantial risk of loss in the event of such a failure or deterioration in the financial markets. As a result, the Fund’s investment strategy may fail, and, subject to appliable law, it may be difficult for the Adviser to amend the Fund’s investment strategy quickly or at all should certain market factors appear, which may have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition or results of operations and the value of the Shares.

Non-Controlling Investments and/or Investments with Third Parties in Joint Ventures and Other Entities

The Fund may make portfolio investments through arrangements with operating partners, including through partnerships, joint ventures or other entities. Operating partners, if used, generally would be expected to provide various services to portfolio entities through which such portfolio investments are made, including acquisition-related services (such as sourcing, evaluating, structuring, due diligence and execution with respect to actual or potential investment opportunities) and management-related services with respect to such portfolio investments (including day-to-day asset management and oversight). The operating partners with respect to a particular portfolio investment could also provide the same or similar services with respect to one or more other portfolio investments of the Fund and/or one or more CVC Funds and in addition, potentially, to third parties unaffiliated with the Fund, CVC Funds or CVC. The Fund may invest alongside third parties, including third-party fund managers, which third parties might have larger or controlling ownership interests in, or governance rights in respect of, such investments. Although the Adviser will attempt to acquire the necessary governance rights to exercise enough influence to implement its value creation strategies, in some cases certain major decisions will require the consent of other investors, thereby lessening the Adviser’s ability to protect the position of the Fund. It may also be more difficult for the Fund to sell its interest in any joint venture, partnership or entity with other owners than to sell its interest in other types of investments (and any such investment may be subject to a buy-sell right). The Fund may grant operating partners and other third parties approval rights with respect to major decisions concerning the management and disposition of the investment, which would increase the risk of deadlocks or unanticipated exits from an investment. A deadlock could delay the execution of the business plan for the investment or require the Fund to engage in a buy-sell of the venture with the operating partner and other third party or conduct the forced sale of such portfolio company or require alternative dispute resolution in order to resolve such deadlock. As a result of these risks, the Fund may be unable to fully realize its expected return on any such portfolio company. In addition, there may be instances in which the Fund makes an investment in publicly traded securities without the intent to control or influence the securities, properties and other assets in which it invests, and in such cases, the Fund will be significantly reliant on the existing management, board of directors and other shareholders of such companies, which will include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund.

In addition, it is possible that, from time to time, the Fund and/or the Adviser could enter into exclusivity, non-competition or other arrangements with one or more joint venture partners, operating partners or other third parties (each, an “Exclusive JV Partner”) with respect to potential investments in a particular geographic region or with respect to a specific industry or asset type pursuant to which the Fund and/or the Adviser, could agree, among other things, not to make investments in such region or with respect to such industry or asset type outside of its arrangement with such Exclusive JV Partner. Accordingly, there could be circumstances in which the Adviser could source a potential investment opportunity or be presented with an opportunity by a third party, and, as a result of such arrangements with an Exclusive JV Partner, the Fund could be precluded from pursuing such investment opportunity.

Such investments will involve risks in connection with such third-party involvement, including the possibility that a third party could have financial difficulties resulting in a negative impact on such investments. Furthermore, a third-party co-investor or manager or operator might have economic or business interests or goals that are inconsistent with those of the Fund or could be in a position to take (or block) action in a manner contrary to the investment objectives of the Fund. The Fund might also in certain circumstances be liable for the actions of such third parties. While the Fund can seek to obtain indemnities to mitigate such risk, such efforts might not be successful. Investments made with such third parties in joint ventures or other entities could involve arrangements whereby the Fund would bear a disproportionate share of the expenses of the joint venture and/or portfolio entity, as the case may be, including any overhead expenses, management fees or other fees payable to the joint venture partner (or the management team of the joint venture portfolio entity), employee compensation, diligence expenses or other related expenses in connection with backing the joint venture or the build out of the joint venture portfolio entity. Such expenses can be borne directly by the Fund as operating expenses or indirectly as the Fund bears the start-up and ongoing expenses of the newly formed joint venture portfolio entity.

The compensation paid to joint venture and operating partners, if any, could be comprised of various types of arrangements, including one or more of the following management or other fees, including, for example, origination fees and development fees payable to the joint venture partner (or the management team of the joint venture portfolio entity), carried interest distributions and/or other profit sharing arrangements payable to the joint venture partner (or the management team of the joint venture portfolio entity), including profits realized in connection with the disposition of a single asset, the whole joint venture portfolio entity or some combination thereof and other types of fees, bonuses and compensation not otherwise specified above. None of the compensation or expenses described above, if any, will be offset against any Management Fee and/or Incentive Fee payable to the Adviser in respect of the Fund. In addition, subject to applicable law, joint venture and operating partners (and/or their officers, directors, employees or other associated persons), if any, could be permitted to invest in the Fund and CVC Funds, or in specific transactions (including the Fund investments), including on a no-fee/no-carry basis.

In the event that the Fund has a non-controlling interest in any such investment, there can be no assurance that minority rights will be available to it or that such rights will provide sufficient protection of the Fund’s interests. In addition, the Fund’s investment strategies in certain investments could, but are not expected to, depend on its ability to enter into satisfactory relationships with joint venture or operating partners. There can be no assurance that CVC’s future relationship with any such partner or operator would continue (whether on currently applicable terms or otherwise) with respect to the Fund or that any relationship with other such persons would be able to be established in the future as desired with respect to any sector or geographic market and on terms favorable to the Fund.

Criminal Activities Risk

Organized crime and corruption, including extortion and fraud, exist in many parts of the world. While CVC has policies and procedures in place to mitigate such risks, CVC Entities, CVC Executives and the Fund’s investments may be targeted as potential victims of theft, violence, or extortion. Threats or incidents of crime may cause or force the Fund to cease or alter certain activities or liquidate certain investments, which may cause losses or otherwise have a material adverse effect on the Fund.

Regulatory and Tax Risks

Regulatory Risk

Prior to making an investment, the Adviser will complete a thorough due diligence of compliance with statutory and corporate requirements by the portfolio company. However, the Adviser cannot give any assurance that the portfolio company is, and will continue to be, fully compliant with all necessary regulations. This risk is more significant in the case of unlisted companies than listed companies. Additionally, unlisted companies are not regulated by equivalent levels of disclosure and investment protection regulations that apply to listed companies. Also, changes in legal, tax and regulatory conditions (or in the interpretation of any applicable laws or regulations) may adversely affect the marketability and financial performance of certain investments and/or could result in one or more portfolio companies being subject to increased compliance costs, additional capital expenditures or a requirement to divest certain assets which in turn may have an adverse effect on the Fund or investors in respect of their participation in the Fund.

The Fund and the Portfolio Funds may make investments in portfolio companies operating in industries that are subject to greater amounts of regulation than other industries generally. These more highly regulated industries may include energy, healthcare, financial services (including banking and mortgage servicing), insurance, transportation (e.g., aviation) and also businesses that serve primarily customers that are governmental entities. Investments in portfolio companies that are subject to greater amounts of governmental regulation pose additional risks relative to investments in other companies generally. Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures and/or regulatory capital requirements in the case of banks or similarly regulated entities. If a portfolio company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business and governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. Additionally, certain portfolio companies may have a unionized work force or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any of such portfolio company’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of any such portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Additionally, any such problems may bring scrutiny and attention to the Fund itself, which could adversely affect the Fund’s ability to implement its investment objectives.

In addition, the Adviser may be subject to competition or other regulatory restrictions which arise as a result of investments held by CVC Funds. Such restrictions may prevent or otherwise limit the Fund from proceeding with an investment opportunity where the acquisition of the relevant portfolio company would result in a concentration of ownership and/or control by the Adviser and/or by CVC Funds, or otherwise result in a breach of applicable competition or other regulatory restrictions. Such competition or other regulatory restrictions may reduce the number of investment opportunities available to the Fund or result in the Fund being unable to pursue certain elements of their respective investment strategies.

Anti-Money Laundering Compliance

The Adviser may be required by law, regulation or government authority or where it is in the best interests of the Fund, to disclose information in respect of the identity of an investor and beneficial ownership information, as applicable. In addition, the Adviser may be required by law, regulation or government authority to disclose certain information about the Fund and its arrangements with the investors, including disclosing the existence of, disclosing copies of, and reporting certain information about, any side letters or other arrangements that the Fund enters into with investors that allow investors to invest in the Fund under terms that vary from those applicable to other investors.

To the extent required by or deemed advisable by the Adviser under any anti-money laundering, economic sanctions, anti-bribery or anti-boycott law or regulation, the Adviser may restrict distributions or take any other reasonably necessary or advisable action with respect to the Shares, and the investors shall have no claim, and shall not pursue any claim, against the Adviser or any other person in connection therewith. Participation in the Fund by one or more investors that are in actual or potential violation of any such anti-money laundering, economic sanctions, anti-bribery or anti-boycott law or regulation could cause reputational damage to the Fund and the investors. Further, any such actual or potential violation, and necessary or desirable steps taken by the Adviser in connection therewith, could have a material adverse effect upon the Fund (including a shortfall in capital in the event that capital contributions are restricted from such violating investors), other investors or the Portfolio Funds.

Risks Related to Electronic Communications

The Adviser’s service providers may provide to each investor statements, reports and other communications relating to the Fund and/or each such investor’s Shares in electronic form, such as email or via a password protected website (“Electronic Communications”). Electronic Communications may be modified, corrupted or contain viruses or malicious code, and may not be compatible with an investor’s electronic systems. In addition, reliance on Electronic Communications involves the risk of inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent receipt of reports or other information by one or more of the investors.

Cybersecurity

The Adviser’s and the Fund’s service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks (of varying magnitude and frequency) that could adversely affect the Fund and/or the investors, despite the efforts of the Adviser and the service providers to adopt technologies, policies, processes and practices intended to mitigate these risks, comply with applicable law and regulation and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information belonging to the Fund and the investors. Such risks include damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to, these systems of the Adviser, the Fund’s service providers, counterparties or data within these systems. Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of the Adviser’s systems to disclose sensitive information in order to gain access to the Adviser’s data or that of the investors. The Adviser has been subject to cybersecurity incidents where unauthorized third parties attempted to improperly access its systems or obtain confidential or sensitive information. The incidents in question were either unsuccessful or dealt with in a responsive and efficient manner and, therefore, no sensitive or otherwise confidential data was obtained by, or disclosed to, any unauthorized third party. However, despite the efforts of the Adviser, there can be no guarantee that future attempts will not be successful (in whole or in part). A successful penetration or circumvention of the security of the Adviser’s systems could result in the loss or theft of an investor’s data (or that of persons connected to the investor, such as the investor’s beneficial owner) or funds, the inability to access electronic systems, loss or theft of proprietary information or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Adviser, the Fund or their respective service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss.

U.S. Data Privacy and Data Security Laws

The U.S. is going through a period of active consideration of additional data privacy and cybersecurity laws. These include the California Consumer Privacy Act (“CCPA”), effective January 1, 2020; the Stop Hacks and Improve Electronic Data Security (SHIELD) Act (“SHIELD”), aspects of which took effect on October 23, 2019 and other aspects of which took effect on March 21, 2020; a range of proposed additional laws in California, New York, Texas, Washington and other states; and a range of proposed additional laws at the federal level. The cumulative effects of CCPA, SHIELD and other recently adopted laws include an increased ability of individuals, relative to companies, to control the use of their personal data; increased reporting obligations with respect to cybersecurity risks and incidents; increased obligations of companies to maintain the security of data; and increased exposure to fines or damages for companies that do not accord individuals their specified privacy rights, that experience data breaches or that do not maintain cybersecurity at certain levels of quality. The managers, general partners and/or operators of the Portfolio Funds will endeavor to maintain systems that promote the Portfolio Funds’ compliance with CCPA and these other laws, both those adopted to date and those that may be adopted, but there can be no assurance that these systems will be effective in mitigating the business impact of individuals’ increased privacy rights or in avoiding fines or damages.

Enhanced Scrutiny and Potential Regulation of the Private Equity Industry

The Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations, is based on laws and regulations which are subject to change through legislative, judicial or administrative action.

There have been significant legislative developments affecting the private equity industry and there continues to be significant discussion regarding enhancing governmental scrutiny and/or increasing the regulation of the private investment fund industry. Future legislative, judicial or administrative action could adversely affect the Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations. Legal, tax, and regulatory changes could occur during the term of the Fund and adversely affect the Fund, the Portfolio Funds, their portfolio companies or investors.

In particular, in the United States, the alternative asset management and financial services industries are subject to enhanced governmental scrutiny and/or increased regulation, and a number of legislative initiatives have been signed into law affecting alternative investment firms, including the Dodd-Frank Act which among other things, requires registration with the SEC of advisers to private funds with assets under management of $150 million or more (with certain limited exceptions) and imposes new reporting and recordkeeping obligations with respect to the private funds they advise. A key feature of the Dodd-Frank Act is the potential extension of prudential regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to U.S. nonbank financial companies that are not currently subject to such regulation but that are determined to pose risk to the U.S. financial system. The Dodd-Frank Act defines a “nonbank financial company” as a company that is predominantly engaged in activities that are financial in nature. The U.S. Financial Stability Oversight Council (the “FSOC”), an interagency body created to monitor and address systemic risk, has the authority to subject such a company to supervision and regulation by the Federal Reserve (including capital, leverage and liquidity requirements) if the FSOC determines that such company is systemically important, in that its material financial distress or the riskiness of its activities could pose a threat to the financial stability of the United States. The Dodd-Frank Act does not contain any minimum size requirements for such a determination by the FSOC and it is possible that it could be applied to private funds, particularly large, highly leveraged funds, although no such funds have been designated as systemically important by the FSOC to date.

The Dodd-Frank Act also imposes a number of restrictions on the relationship and activities of banking organizations with certain private equity funds and hedge funds and other provisions that affect the private equity industry, either directly or indirectly. Included in the Dodd-Frank Act is the so-called “Volcker Rule”, which takes the form of Section 13 of the Bank Holding Company Act of 1956, as amended. Among other things, the Volcker Rule, as amended by the Reform Act (as defined below), and together with its implementing regulations, generally prohibits any “banking entity” (generally defined as any insured depository institution, subject to certain exceptions, including for depository institutions that do not have, and are not controlled by a company that has, more than US$10 billion in total consolidated assets or significant trading assets and liabilities, any company that controls such an institution, a non-U.S. bank that is treated as a bank holding company for purposes of U.S. banking law, and any affiliate or subsidiary of the foregoing entities) from sponsoring or acquiring or retaining an ownership interest in a private equity fund or hedge fund that is not subject to the provisions of the 1940 Act in reliance upon either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, subject to certain exceptions.

The Dodd-Frank Act, as well as future related legislation, may have an adverse effect on the private equity industry generally and/or on the Adviser, other CVC Entities or the Fund, specifically. Therefore, there can be no assurance that any continued regulatory scrutiny or initiatives will not have an adverse impact on the Adviser or otherwise impede the Fund’s activities.

The current regulatory environment in the United States may be impacted by future legislative developments, such as amendments to significant provisions of, and key rules under, the Dodd-Frank Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and by future government enforcement trends. For example, on May 24, 2018, the Economic Growth, Regulatory Relief and Consumer Protection Act (the “Reform Act”) was signed into law. Among other regulatory changes, the Reform Act, together with implementing regulations adopted by U.S. federal regulatory agencies in July 2019, amends various sections of the Dodd-Frank Act, including by modifying the Volcker Rule to exempt depository institutions that do not have, and are not controlled by a company that has, more than $10 billion in total consolidated assets or significant trading assets and liabilities. Also in 2019, U.S. federal regulatory agencies adopted certain targeted amendments to the Volcker Rule regulations to simplify and tailor certain compliance requirements relating to the Volcker Rule. In June 2020, U.S. federal regulatory agencies adopted additional revisions to the Volcker Rule’s restrictions on banking entities sponsoring and investing in certain covered hedge funds and private equity funds, including by adopting new exemptions allowing banking entities to sponsor and invest without limit in credit funds, venture capital funds, customer facilitation vehicles and family wealth management vehicles (the “Covered Fund Amendments”). The Covered Fund Amendments also loosen certain other restrictions on extraterritorial fund activities and direct parallel or co-investments made alongside covered funds. The Covered Fund Amendments should therefore expand the ability of banking entities to invest in and sponsor private funds. The ultimate consequences of the Reform Act and such regulatory developments on the Fund and its activities remain uncertain, and the private investment fund industry may in the future be subject to further enhanced governmental scrutiny and/or increased regulation, including resulting from changes in the U.S. executive administration or congressional leadership. Prospective investors should note that any significant changes in, among other things, banking and financial services regulation, including the regulation of the asset management industry, could have a material adverse impact on the Fund and its activities. Any changes in the regulatory framework applicable to the Fund’s business or the businesses of the portfolio companies, including the changes described above, may create uncertainty, require the attention of CVC’s senior management or result in limitations on the manner in which the Fund’s business is conducted. Therefore, there can be no assurance that any continued regulatory scrutiny or initiatives will not have an adverse impact on, or otherwise impede, the Fund’s or CVC’s activities.

The enactment of these reforms and/or other similar legislation affecting investment advisers could have an adverse effect on the private investment funds industry generally and on the Adviser and/or the Fund specifically and may impede the Fund’s ability to effectively achieve its investment objectives.

Absence of 1940 Act Protection for Portfolio Funds

The Portfolio Funds are not required to, and will not, register as investment companies under the 1940 Act, and, accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and regulate the relationship between the adviser and the investment company) are not applicable.

Pay-to-Play Laws, Regulations and Policies

A number of states and public pension plans have adopted “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments and certain contacts with state officials by individuals and entities seeking to do business with state entities, including investments by or advising public retirement funds. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation to a government plan investor for two years after a contribution is made by the adviser or certain of its executives or employees to certain elected officials or candidates. If the sponsor of a Portfolio Fund, or their respective employees or affiliates fail to comply with pay-to-play rules whether or not such non-compliance was intentional any such non-compliance could have an adverse effect on such Portfolio Fund by, for example, providing the basis for the withdrawal of the affected government plan investor and could be the basis for a violation of an applicable regulation.

Registration under the U.S. Commodity Exchange Act

The Adviser with respect to the Fund intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. Registration with the CFTC as a “commodity pool operator” or any change in the Fund’s, the Adviser’s or its affiliates’ operations (including, without limitation, any change that causes the Adviser or its principals to be subject to certain specified covered statutory disqualifications) necessary to maintain the Adviser’s ability to rely upon an exemption from registration could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objectives and subject the Fund to certain additional costs, expenses and administrative burdens. Furthermore, any determination by the Adviser to cease or to limit holding or investing in interests which may be treated as “commodity interests” in order to comply with the regulations of the CFTC may have a material adverse effect on the Fund’s ability to implement its investment objectives and to hedge risks associated with its operations.

Tax Considerations

An investment in the Fund involves complex tax considerations which may differ for each investor. Each investor is advised to consult its own tax advisers. Tax rules and their interpretation in relation to the Shares may change during the life of the Fund which may have an adverse effect on the Fund, the investors and the Fund’s investments and investment opportunities. There can be no assurance that any tax authority or court will agree with any particular interpretation of the relevant laws.

While the Adviser will endeavor to structure the Fund’s investments in a manner that is intended to achieve the Fund’s investment objectives, there can be no guarantee that the structure of any investment will be tax efficient for a particular investor or that any particular tax result will be achieved.

If the Fund makes investments in or via any particular jurisdiction, the Fund or the investors may be subject to income or other tax in that jurisdiction. Additionally, withholding taxes or branch taxes may be imposed on earnings of the Fund from investments in such jurisdiction. In addition, local tax incurred in a jurisdiction by the Fund or by vehicles in or through which it invests may not entitle investors to either (i) a credit against tax that may be owed in their respective home tax jurisdictions or (ii) a deduction against income taxable in such home jurisdictions.

Any investor may be required to provide such information as may reasonably be required by the Adviser to enable the Fund to properly and promptly make such filings or elections as the Adviser may consider desirable or as required by law.

Changes in Tax Law

All statements contained in this Prospectus concerning the tax consequences of an investment in the Fund, or other tax-related matters, are based on existing law and interpretations thereof. Recent and future changes in tax law and interpretations thereof could materially affect the tax consequences of an investor’s investment in the Fund and the tax treatment of investments, possibly with retrospective effect. While some of these changes may be beneficial, others could negatively affect the after-tax returns of the Fund and the investors. Accordingly, no assurance can be given that the currently anticipated tax treatment of an investment in the Fund, or of investments made by the Fund, will not be modified by legislative, judicial, or administrative changes, possibly with retroactive effect, to the detriment of investors. Additionally, tax authorities in jurisdictions where the Fund maintains investments may increase or materially change their tax codes so as to materially increase the tax burden associated with an investment in the Fund or to force or attempt to force increased disclosure from or about the Fund and/or investors as to the identity of all persons having a direct or indirect participation in the Fund. Such additional disclosure may take the form of additional filing requirements on investors.

Global Taxes

The manager of a Portfolio Fund may make certain decisions to maximize pre-tax returns that result in tax-exempt investors in such Portfolio Fund incurring greater tax costs than might otherwise be the case. For example, in some cases, the manager of such Portfolio Fund may forego certain actions with regard to acquisition, financing, management and disposition of investments that would reduce taxes because such actions would reduce overall pre-tax returns to all the Portfolio Fund’s investors.

Investments and holding structures will be considered on their merits by the managers of the Portfolio Funds but without regard to the taxation, legal or other circumstances of the investors of the Portfolio Funds (including the Fund).

Tax Treatment

There can be no assurance that the structure of a Portfolio Fund or of any of its investments will be tax-efficient for any particular investor (including the Fund).

Risks from Changes in the Taxation of Carried Interest

The ability of a Portfolio Fund to meet its investment objectives depends, to a substantial degree, on the ability of its manager and its affiliates to retain and motivate its investment professionals and other key personnel, and to recruit talented new personnel. The ability of the manager of a Portfolio Fund and its affiliates to recruit, retain and motivate their professionals is dependent on their ability to offer highly attractive incentive opportunities. In addition, in order for any carried interest allocated to a non-corporate U.S. taxpayer to be taxed at favorable rates applicable to long-term capital gains (for U.S. federal income tax purposes), a Portfolio Fund generally will have to hold a relevant investment for more than three years before disposing of it (versus the general holding period of more than one year). The increase in the required holding period, or other laws (including non-U.S. tax laws) applicable to carried interest, may create an incentive for the manager of a Portfolio Fund to make different decisions regarding the timing and manner of the realization of investments from those that would be made if long-term capital gain from the sale or disposition of capital assets did not require a three-year holding period (as it relates to receipt of carried interest). In addition, this may adversely affect the manager’s and its affiliates’ ability to attract and retain certain investment professionals, which may have an adverse effect on their ability to achieve the investment objectives of the Portfolio Fund.

Environmental Matters

Environmental laws, regulations and regulatory initiatives play a significant role in certain industries and can have a substantial impact on investments in these industries. For example, global initiatives to minimize pollution have played a major role in the increase in demand for natural gas and alternative energy sources, creating numerous new investment opportunities. Conversely, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. Certain industries will continue to face considerable oversight from environmental regulatory authorities and significant influence from non-governmental organizations and special interest groups. The Fund may invest in investments that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on investments or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the Fund’s investments will not cause injury to the environment or to people under all circumstances or that the Fund’s investments will not be required to incur additional unforeseen environmental expenditures. Environmental hazards could expose the investments to material liabilities for property damages, personal injuries or other environmental harm, including costs of investigating and remediating contaminated properties. Moreover, failure to comply with regulatory or legal requirements could have a material adverse effect on a portfolio company or project, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Any noncompliance with these laws and regulations could subject the Fund and its investments to material administrative, civil or criminal penalties or other liabilities. Under certain circumstances, environmental authorities and other parties may seek to impose personal liability on the limited partners of a partnership (such as a Portfolio Fund) subject to environmental liability. However, the Fund will seek to reduce its risk of such personal liability by avoiding activities with respect to a Portfolio Fund’s investments other than as specifically contemplated by the Fund Documentation.

Additionally, as consensus builds that global warming is a significant threat, initiatives seeking to address climate change through regulation of greenhouse gas emissions have been adopted by, are pending or have been proposed before international and regional regulatory authorities. Many industries (e.g., manufacturing, transportation and insurance) face various climate change risks, many of which could conceivably materially impact them. Such risks include (i) regulatory/litigation risk (e.g., changing legal requirements that could result in increased compliance costs, changes in business operations, the discontinuance of certain operations and related litigation); (ii) market risk (e.g., declining market for products and services seen as greenhouse gas intensive); and (iii) physical risk (e.g., risks to plants or property owned, operated or insured by a company posed by rising sea levels, increased frequency or severity of storms, drought and other physical occurrences attributable to climate change). These risks could result in unanticipated delays or expenses, especially for electricity, and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have an adverse effect on the Fund.

Certain regions in which the Fund or a Portfolio Fund invests or conducts activities related to investments may be particularly sensitive to weather and climate conditions. Prolonged changes in climatic conditions could have a significant impact on the revenues, expenses and conditions of certain investments. While the precise future effects of climate change are unknown, it is possible that climate change could affect precipitation levels, cause droughts, affect wind levels, annual sunshine levels, sea levels and the severity and frequency of storms and create or substantially contribute to other severe weather events and increased volatility in seasonal temperatures. In the event that climate change causes sea levels to rise, certain investments might be forced to incur expenses to prevent assets from being damaged or rendered unusable by such rising sea levels. Moreover, if the evidence supporting climate change continues to mount, various regulatory agencies may enact more restrictive environmental regulations. These more restrictive regulations could materially impact the revenues and expenses of an investment. Damage resulting from extreme weather may not be fully insured.

Certain regions in which the Fund or a Portfolio Fund may invest or conduct activities related to investments are susceptible to natural disasters that could have a severe impact on the value of, and even destroy, assets in those regions. For instance, certain countries are located within the “Ring of Fire”, the series of oceanic trenches, volcanic arcs and converging tectonic plates that account for approximately 90% of the world’s earthquakes. Considering that the development of organized public funding for natural emergencies, and natural disaster early warning technology may be immature and unbalanced in certain of these countries, the natural disaster toll on a portfolio company or the broader local economic market may be significant. Health or other government regulations adopted in response to natural calamities may require temporary closure of corporate and governmental offices upon a disaster, which would severely disrupt the Fund’s or a Portfolio Fund’s operations in the affected area. investments are therefore subject to significant geological risks that could lead to significant loss of life and economic loss. Such catastrophic losses may either be uninsurable or insurable at such high rates as to make such coverage impracticable. If such a major uninsured loss were to occur with respect to any of the Fund’s or a Portfolio Fund’s investments, the Fund or such Portfolio Fund could lose both invested capital and anticipated profits.

Increasing Scrutiny of Sustainability Matters

Globally, asset managers are becoming subject to increasing scrutiny from regulators, elected officials, investors and other stakeholders with respect to sustainability matters. Such scrutiny could adversely impact the ability of the Fund to raise capital from certain investors, constrain capital deployment opportunities for the Fund, impact the Adviser’s brand and reputation, and result in increased costs to the Fund.

The Adviser is expected to be subject to competing sustainability-related demands from different investors in different jurisdictions and other stakeholder groups with divergent views on sustainability matters, including the appropriate role of sustainability factors in the investment process. The discussion about the role of sustainability in the investment process has become heavily politicized in certain jurisdictions, which has affected investor sentiment, and has led to increasing uncertainty with respect to certain investors’ and stakeholders’ sustainability-related obligations. Furthermore, investors’ and stakeholders’ views with respect to the appropriate role of sustainability in the investment process have become more polarized. This divergence increases the risk that certain investors or stakeholders may perceive the Adviser’s management or lack thereof of sustainability matters negatively and could adversely impact the Adviser’s reputation from the perspective of particular investors and stakeholders, which may in turn impact the Fund’s ability to access capital, and its ability to secure investment opportunities.

Sustainability Matters

The Adviser may apply a responsible investment approach with respect the Fund, as applicable, consistent with and subject to its fiduciary duties and applicable legal, regulatory or contractual requirements. Depending on the investment, sustainability-related factors could have a material effect on the sustainability-related risks and opportunities facing the investment and in turn affect the return and risk profile of the investment. The act of selecting and evaluating material sustainability factors is subjective by nature, and there is no guarantee that the criteria utilized or judgment exercised by the Adviser or a third-party sustainability advisor will reflect the beliefs or values, internal policies or preferred practices of any particular limited partner or other asset managers or reflect market trends. Considering sustainability factors when evaluating an investment in certain circumstances may, to the extent material risks associated with an investment are identified, cause the Adviser not to make an investment that it would have otherwise made or to make a management decision with respect to an investment differently than it would have made in the absence of such consideration, which may affect the performance of the Fund as compared to a fund that does not assess relevant sustainability factors. Sustainability factors are only some of the many factors that the Adviser may consider when making an investment. Although the Adviser considers the application of its responsible investment approach to be an opportunity to enhance or protect the value of its investments over the long-term, the Adviser cannot guarantee that its responsible investment approach, which depends in part on qualitative judgments, will positively impact the financial performance of any individual investment or the Fund as a whole. Moreover, considering sustainability factors in connection with the Fund’s investment may also result in the Fund bearing certain sustainability-related expenses (such as due diligence costs) that the Fund would not otherwise bear.

The Financial Action Task Force Grey List

The Financial Action Task Force (“FATF”), a global money laundering and terrorist financing watchdog whose membership includes the U.S., Luxembourg and the United Kingdom, and which sets international standards that aim to prevent these illegal activities, continues to add countries to its “grey list” of jurisdictions that are subject to increased monitoring due to actual or perceived strategic deficiencies in the anti-money laundering systems of such jurisdictions. Amongst the jurisdictions that currently appear on the grey list, or that may be added to the grey list, are jurisdictions that are commonly used by sponsors of private equity fund entities. To the extent a jurisdiction which is commonly utilized by sponsors for the domiciliation of private fund entities is on (or is added to) the FATF grey list, there can be no assurance that such listing will not have an adverse effect on such entity and its underlying investments.

Foreign Investment Controls

Foreign investment in securities of companies in certain of the countries in which the Fund may invest is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain assets, asset classes or sectors of the country’s economy and increase the costs and expenses borne by the Fund. the Fund may utilize investment structures to comply with such restrictions, but there can be no assurance that a foreign government will not challenge the validity of these structures or change laws in a way that reduces their effectiveness, imposes additional governmental approvals, restricts or prohibits the Fund’s investments or taxes, or restricts or otherwise prohibits repatriation of proceeds. These restrictions or controls may limit the potential universe of buyers of an asset, thereby reducing the demand for assets the Fund seeks to sell. For example, the Committee on Foreign investment in the United States may determine a foreign entity cannot buy an asset being sold by the Fund in the United States.

In addition, while regulation of foreign investment has liberalized in recent years throughout much of the Asia-Pacific, there can be no assurance that more restrictive regulations will not be adopted in the future. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales by foreign investors and foreign currency. For example, governments in the Asia-Pacific have in the past, and may in the future, impose controls and/or procedural requirements on the convertibility of their currencies into foreign currencies and the remittance of currency from such countries to other jurisdictions in certain circumstances (including controls based on the category of remittance to be made, e.g., current account items such as payments to suppliers for imports, labor, services, and payments of interest on foreign exchange loans and capital account-related payments, such as the repayment of bank loans denominated in foreign currencies or direct investment). Accordingly, deteriorations in a country’s balance of payments or a number of other circumstances, could cause governments to impose temporary restrictions on capital remittances abroad. the Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities to which it is exposed to, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain Asia-Pacific jurisdictions. the Fund may utilize investment structures to comply with such restrictions, but there can be no assurance that a foreign government will not challenge the validity of these structures or change laws in a way that reduces their effectiveness, imposes additional governmental approvals, restricts or prohibits the Fund’s investments or taxes, or restricts or otherwise prohibits repatriation of proceeds. These restrictions or controls may limit the potential universe of buyers of an asset, thereby reducing the demand for assets the Fund seeks to sell.

Foreign Capital Controls

Countries may require government approval for contributions of foreign capital to the country and distributions of investment income or capital out of the country. Countries may also place limitations on holding their currency abroad. Countries can change capital controls to increase or decrease overall levels of foreign direct investment or currency pricing, to manage the country’s balance of payments and for a number of other reasons outside the control of the Adviser. the Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for payment of dividends and repatriation of capital interests.

Legal, Tax and Regulatory Risks in Certain Countries

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. Certain emerging countries lack fully developed legal systems and bodies of commercial law and practices normally found in countries with more developed market economies. This may result in a lack of transparency and limits on the protections available to foreign investors. These uncertainties could limit the legal protections available to foreign investors. In addition, certain industries in which the Fund may invest are subject to significant government regulation. Some emerging countries have experienced significant changes in their legal and regulatory systems that could affect the Fund’s potential investments. Laws affecting foreign investment and business continue to evolve in such emerging countries, although at times in an uncertain and even arbitrary manner which may not coincide with practices in more developed jurisdictions. Laws and regulations, particularly those concerning foreign investment and taxation, can change quickly and unpredictably. Such changes could occur during the term of the Fund that may adversely affect the Fund, its investments or the investors. In addition, the governments in some emerging countries continue to exercise substantial influence over many aspects of the private sector. From time to time the market for private equity transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions.

The laws in emerging countries regulating ownership, control and corporate governance of companies are still evolving. In many cases, existing laws offer limited protection, at best, to minority shareholders. Management or controlling shareholders may be able to take action against the interests of minority shareholders which could result in share dilution. The lack of legal regulation of these securities markets in certain of these countries may pose risks to the operations of the Fund and the Portfolio Funds.

The Fund expects to invest in a number of different taxing jurisdictions, any of which may change their tax laws (or interpretations thereof) and enforcement policies and positions, possibly with retroactive effect. Changes to taxation treaties (or their interpretation) between emerging countries and countries through which the CVC Funds have invested or the Fund or a Portfolio Fund invest may severely and adversely affect their ability to efficiently realize income or capital gains. Consequently, it is possible that the CVC Funds and the Fund may face unfavorable tax treatment in emerging countries which may materially adversely affect the value of their investments or the feasibility of making investments in certain countries.

Sanctions Compliance Considerations

Economic sanction laws in the United States and other jurisdictions have the potential to prohibit or otherwise restrict the Adviser, the Fund, its portfolio companies and their respective officers, directors and employees from engaging in transactions in or relating to certain countries and relating to certain individuals and entities. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and U.S. Department of State administer and enforce laws, executive orders and regulations establishing US economic and trade sanctions. Such sanction laws prohibit, among other things, transactions with and the provision of services to certain foreign countries, territories, entities and individuals. These persons and entities include specially designated nationals and other persons and entities targeted by OFAC sanctions programs. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether these appear on the lists maintained by OFAC. Export restrictions enforced by the US prohibit certain additional transactions with certain non-U.S. persons and entities. These types of sanctions and similar laws and regulations in non-US jurisdictions have the potential to significantly restrict the Fund’s direct or indirect investment activities in certain countries. Sanctions and export control restrictions change from time to time with little warning and could require the Adviser, the Fund, the Portfolio Funds or their portfolio companies to unwind or terminate business relationships, potentially on commercially unfavorable terms. The economic sanctions and related laws of different jurisdictions in which the Fund makes investments also may conflict with one another, such that compliance with all applicable laws may be difficult. Failure by the Adviser, the Fund and its portfolio companies to comply with relevant sanctions and export restrictions could have serious legal and reputational consequences, including civil and criminal penalties.]

Potential Conflicts of Interest

[Shareholders should be aware that there will be occasions when CVC may encounter potential conflicts of interest in connection with the Fund. In such cases, CVC determines, in its good faith judgement, whether an actual conflict of interest exists, and if so, CVC may take such actions as may be necessary or appropriate to prevent, resolve, reduce or mitigate the conflict.

In particular, except as otherwise expressly indicated or as required by the 1940 Act, nothing contained herein will restrict the activities and operations of any entity forming a part of CVC (collectively, “CVC Entities”) or any private market, pooled investment vehicle which is managed, advised and/or operated by, or affiliated with, CVC and any other fund or separately managed account arrangement managed, advised and/or operated by, or affiliated with, CVC (collectively, previously defined as “CVC Funds”) or their respective affiliates (the “Interested Parties”). There may arise future instances where the interests of the Fund conflict with the interests of the Interested Parties and CVC investment professionals which should be carefully evaluated before subscribing to Shares. The Interested Parties and CVC investment professionals have conflicts of interests, or conflicting loyalties, as a result of their numerous activities and relationships, some of which, but not all of such actual, apparent and potential conflicts of interest are discussed below. CVC and CVC investment professionals may in the future engage in further activities, transactions or relationships that may result in additional conflicts of interest not addressed below. In addition, there can be no assurances that CVC will prevent, resolve, reduce or mitigate all conflicts of interest which may arise in a manner that is favorable to the Fund.

CVC has set out a policy for the purpose of identifying potential conflicts of interests and setting out procedures for preventing, managing and monitoring conflicts of interests. CVC’s conflicts of interest policy is designed to ensure that business activities involving a conflict which may harm the interests of the Fund or its Shareholders are carried out with an appropriate level of independence and that conflicts are prevented, resolved, reduced or mitigated fairly. Notwithstanding its due care and efforts, there is a risk that the organizational or administrative arrangements made by CVC for the management of conflicts of interest are not sufficient to ensure that risks of damage to the interests of the Fund or its Shareholders will be prevented.

Broad and Wide-Ranging Activities

As a global alternative asset manager, CVC engages and is authorized to engage in a broad spectrum of activities, including financial advisory and/or management services, investment management, sponsoring and managing private and public investment funds, advising CLOs, separately managed accounts, co-investment vehicles, other private funds, and other activities, including the provision of broker-dealer services. In the ordinary course of its business, CVC engages in activities where its interests or the interests of its clients may conflict with the interests of the Fund and its Shareholders. CVC may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for CVC, may require CVC to share such opportunities or otherwise limit the amount of an opportunity CVC can otherwise take. Conflicts of interest that arise between the Fund, on the one hand, and CVC, any CVC Entity, any existing or future affiliated fund or any CVC Fund, on the other hand, generally will be discussed and resolved on a case-by-case basis by senior management of CVC and representatives of the board of directors and/or investment manager of the relevant CVC Fund, including the Fund, who will in many circumstances be the same individuals. Any such discussions will take into consideration the interests of the relevant parties and the circumstances giving rise to the conflict. Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund or its investments.

Possible Future Activities and Developments

CVC may expand the range of services that it provides over time. Except as provided herein, CVC will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. CVC has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund or a CVC Fund. These clients may themselves represent appropriate investment opportunities for the Fund or a CVC Fund or may compete with the Fund or such CVC Fund for investment opportunities.

Persons other than the existing partners or Shareholders of the entities constituting CVC may acquire direct or indirect beneficial interests in such entities. As a result, CVC may have duties or incentives relating to the interests of these stakeholders that differ from, and could conflict with, the interests of a CVC Fund, the Fund and the Shareholders.

Diverse Investor Group

The investors in the Fund are expected to be diverse and may be based in a variety of jurisdictions and take a variety of forms. Shareholders may have conflicting investment, tax and other interests with respect to their investment in the Fund. The conflicting interests of individual investors arise from, among other things, the nature of the Fund’s investments, the structuring or the acquisition of investments and the timing of disposition of the Fund’s investments. Conflicts of interest may arise in connection with decisions made by CVC that are more beneficial for one investor than for another investor, especially with respect to an investor’s individual tax situation. In selecting, structuring, acquiring and disposing of investments appropriate for the Fund, CVC intends to consider the investment, tax and other relevant objectives of CVC and the investors as a whole, and not the investment, tax or other objectives of any investor individually. However, there can be no assurance that a result will not be more advantageous to some investors than to others or to CVC and/or their affiliates than to a particular investor. In addition, the Fund will make investments without regard to the impact on related investments made by the investors in separate transactions unrelated to their interest in any funds managed by CVC.

Different Information Rights

An investor in the Fund may receive information with respect to certain investments by virtue of such investor’s participation in other CVC Funds. Investors that receive such information could consequently possess information regarding the business and affairs of the Fund and/or one of its investments that is not generally known to other investors in the Fund. As a result, certain investors could be able to take actions on the basis of such information that, in the absence of such information, other investors do not take.

Strategic Investors

Certain strategic investors have acquired, or agreed to acquire, a shareholding in certain CVC Entities. These strategic investors do not have any authority over the day-to-day operations or investment decisions of CVC as they relate to the Fund or the CVC Funds, but have certain customary minority protections with respect to their respective ownership interest. As part of the terms of their investment, these strategic investors will receive a share of certain profits of CVC which may include a share of the carried interest (and similar incentive allocation, as applicable) generated by the Fund and/or CVC Funds. These strategic investors may become investors in a CVC Fund (including the Fund). These strategic investors may take into account their rights to a share in certain profits of CVC and/or any share of the carried interest (and similar incentive allocation, as applicable) generated by the CVC Funds when exercising their voting rights in respect of a CVC Fund or the Fund.

Arrangements with Investors

CVC may from time to time hire short-term or long-term personnel (or interns) who are connected or associated with an investor, portfolio company or a service provider of the Fund. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to such hires, there is no guarantee that CVC can control all such potential conflicts of interest, and conflicts could arise as a result of any such hires.

Executive directors, officers, associates, partners or employees of any CVC Entity (“CVC Executives”) may be seconded to a Fund investor, a portfolio company or a service provider. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne (in whole or in part) by CVC or the organization for which the personnel are working or both and if a portfolio company pays such cost it may be borne indirectly by the Fund. While often the Fund, other clients of CVC and their portfolio companies are the beneficiaries of these types of arrangements, CVC is from time to time a beneficiary of these arrangements as well, including in circumstances where the service provider also provides services to the Fund in the ordinary course. The Management Fee will not be offset or reduced as a result of these secondments or internships or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, and any costs of such personnel may be allocated accordingly.

CVC may enter into agreements with investors of the Fund involving such investor’s overall relationship with CVC, including one or more strategies in addition to the Fund’s strategy with terms and conditions applicable to such investor and its investment in multiple CVC Funds that would not apply to an investor’s investment in the Fund. Such an agreement may involve an investor agreeing to invest into multiple CVC Funds, one of which may include the Fund. Investors will not receive a copy of the agreement memorializing such an investment program and will be unable to elect any such rights or benefits granted to such multi-strategy investor. Specific examples of such additional rights and benefits include (in addition to one or more of the rights listed above), among others, secondments, specialized reporting, discounts on and/or reimbursement of management fees and/or carried interest (or similar) applied to some or all of the relevant investment program and/or investment vehicles (subject to applicable law), secondment of personnel from the investor to CVC (or vice versa), as well as preferential allocations and/or targeted amounts for co-investments alongside CVC Funds, which may include investments made by the Fund.

Transactions with Investors and other Related Parties

It is possible that the Fund or an investment will be a counterparty or participant in agreements, transactions or other arrangements with an investor in the Fund, including where such person provides services to the Fund or such investment (or vice versa) and/or provides leverage to the Fund or such investment. Such transactions may include agreements to pay compensation and/or performance fees to operating partners and other persons, which will reduce the Fund’s returns and will not necessarily be subordinated to the return of such investors’ investment. Potential conflicts of interest may arise in dealing with any such investors, and CVC and its affiliates may not be motivated to act solely in accordance with its interests relating to the Fund.

Parallel Investment Vehicles

CVC reserves the right to establish one or more separate managed accounts or parallel investment vehicles (“Parallel Investment Vehicles”) for the benefit of certain investors in CVC Funds, including CVC, which may employ investment strategies that are the same as or that overlap with those of the Fund or have the same or similar investment objectives as the Fund and have terms that differ from those of the Fund. Parallel Investment Vehicles may have terms that are more beneficial than those of the Fund. Subject to the 1940 Act and the terms of any applicable Co-Investment Order, for any investments that fall within the investment objectives of the Fund and the Parallel Investment Vehicles, the Fund and such Parallel Investment Vehicles will generally invest and divest in each such investment at substantially the same time and on substantially the same terms pro rata based on available capital, unless CVC determines in good faith that a different allocation or terms are reasonably necessary or appropriate due to legal, regulatory, tax, accounting and other considerations (which may include investment limitations, investor preferences and/or other reasons). While CVC will seek to allocate investments among the Fund and the Parallel Investment Vehicles, it is acknowledged and agreed that certain Parallel Investment Vehicles may not necessarily participate in each investment as a result of the terms of the governing agreement of a relevant Parallel Investment Vehicle, legal, tax, regulatory or other considerations, which will from time to time result in an increase or decrease in the Fund’s allocable share of such investment. Except as required by the terms of the Co-Investment Order, the Adviser is not required to offer any investment opportunities to the Fund and, as such, CVC expects to offer investment opportunities, in whole or in part, to one or more Parallel Investment Vehicles (rather than the Fund), even where CVC is not required to offer these opportunities to such vehicles under the relevant governing documents for those vehicles. In addition to different investor preferences, investors should also note that the terms of Parallel Investment Vehicles (including the economic terms, investment limitations and veto rights with respect to investments, investment period and suspension rights related thereto, diversification parameters, co-investment and any board or governance rights afforded to investors of Parallel Investment Vehicles) may materially differ from those of the Fund, and may in some instances be more favorable to the limited partners of Parallel Investment Vehicles than the terms of the Fund. Such different terms will from time to time create potential conflicts of interests for CVC or its affiliates, including with respect to the allocation of investment opportunities. In particular, the Incentive Fee, if any, charged and/or Management Fee paid by the Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by a Parallel Investment Vehicle. Such variation may create an incentive for CVC to allocate a greater percentage of an investment opportunity to the Fund or such Parallel Investment Vehicle. See “Allocation of Investment Opportunities”.

Services Provided by Investors

In some cases, investors may also directly or indirectly (through an affiliate) provide financing, insurance, advisory or other services to CVC, the Fund, a CVC Fund or one or more of their respective portfolio companies. To the extent CVC, the Fund, a CVC Fund or any such portfolio company is seeking a provider of such services, they may be incentivized to procure such services from an investor (or one of its affiliates) on a basis other than best execution, best price or other similar basis.

Participation in the Fund by Members of CVC

One or more CVC Entities may purchase Shares of the Fund or otherwise making amounts available for the benefit of the Fund (directly or indirectly), including (without limitation) for the purposes of, subject to applicable law: (i) providing a source of liquidity to the Fund, (ii) providing seed capital for prospective investments, and (iii) enabling such CVC Entities to participate in respect of any matter in which a Shareholder may cast votes. Such participation by one or more CVC Entity or its/their affiliates, and their interests as investors in the Fund, may conflict with the interests of the Fund and its other investors (and may have the effect of diluting the Shares of other investors).

Furthermore, certain Shareholders, including current and/or former senior advisors, officers, directors and other personnel of CVC or its affiliates, family offices, estate planning structures, trusts, charitable programs, foundations, endowment funds and related entities established by or associated with any of the foregoing, and other persons related to CVC, reserve the right to manage their own personal investments and to pay or receive compensation related to any of the foregoing, subject to restrictions and reporting requirements as may be required by law and as provided in the Prospectus and Declaration of Trust, and subject to any other restrictions implemented from time to time by CVC with respect to such activities (including CVC’s internal policies and procedures).

No Right to Control the Fund’s Operations

Pursuant to the relevant governing document of the various the Fund’s entities, investors will have no right to control the day-to-day operations of the Fund, including investment and divestment decisions.

Board of Trustees

The functions and duties that members of the Board (some of whom may be CVC Executives) undertake for the benefit of the Fund, will not be exclusive and such members of the Board may perform similar functions and duties for other CVC Entities (including, without limitation, CVC) and/or CVC Funds and/or third parties and accordingly conflicts of interest may arise in allocating time, services and/or functions among such other CVC Entities, CVC Funds, one or more third parties and the Fund.

Members of the Board may be members, employees, officers, managers or directors of entities or advisory teams that provide advice to the general partner, manager and/or operator of certain CVC Funds or may be third parties (including third-party investment managers and/or service providers). Certain members of the Board may therefore have significant other responsibilities in addition to their responsibilities in respect of the Fund, including with respect to portfolio companies of certain CVC Funds and/or the funds of other third-party sponsors. This may present a conflict of interest if such persons pursue the interests of the Fund or a third party-managed fund and a CVC Fund simultaneously. Certain members of the Board which are CVC Executives may also, as part of their services to CVC, be appointed to the board of a portfolio company of a CVC Fund (generally in a supervisory capacity with a view to monitoring the performance of such portfolio company in accordance with the relevant CVC Fund’s shareholder rights) and situations may arise in which such a member has a duty to or an interest in a portfolio company which conflicts with its duties to, or the interests of, the Fund or a CVC Fund. Similar conflicts may arise with the interests of members of the Board which are not CVC Executives, including with respect to their engagement with third-party sponsors of investment funds, some of which may compete with the interests of the Fund.

Certain members of the Board may have been or be invited to make an investment in the CVC Funds, some of which the Fund will participate in and/or alongside, in exchange for a right to receive economic entitlements (such as carried interest, where applicable), thereby creating an indirect alignment of their interest with those of Shareholders. However, members of the Board which are professionals within CVC may hold investments and/or other economic rights or entitlements with respect to by multiple CVC Funds which may present conflicts of interest and create incentives to resolve a conflict which is more favorable to one CVC Fund than another CVC Fund (including as a result of having a greater investment or economic entitlement in one CVC Fund than another CVC Fund, or the matter in respect of which a conflict arises having a disproportionate bearing on such professional’s economic entitlement in respect of one CVC Fund as compared with another relevant CVC Fund with respect to the conflict matter at hand). CVC Entities and managers, directors, officers and employees of CVC may hold an indirect investment in, or receive other economic enticements with respect to, the Fund through one or more the Fund entities (including a subsidiary investment vehicle) or otherwise invest directly or indirectly alongside the Fund through one or more co-investment schemes established for such purpose.

Fiduciary Duties

The Declaration of Trust contains provisions that, subject to federal law including the 1940 Act, (i) reduce or eliminate the duties (including fiduciary and other duties) to which the Board would otherwise be subject in respect of its activities relating to the Fund and Shareholders, (ii) waive duties or consent to the conduct of Board that might not otherwise be permitted pursuant to such duties, and (iii) limit the remedies available to Shareholders in respect of any breaches of such duties.

Industrial Advisory Board Members

CVC maintains a network of external and independent advisers some of whom may be retained by CVC on a consultancy basis and may assist in sourcing and conducting due diligence in respect of potential investments, as well as supporting the ongoing development, and providing advice in relation to, portfolio companies, including the industrial advisory board members (the “Industrial Advisory Board Members”). The Industrial Advisory Board Members are not current employees, partners of or affiliates of CVC and their functions with respect to the Fund, the CVC Funds and any of their respective investments or prospective investments will not be exclusive. The Industrial Advisory Board Members may perform similar functions and duties and have similar roles for other organizations, including competitors of CVC, the Fund and the CVC Funds, which may give rise to conflicts of interest. The Industrial Advisory Board Members may also be appointed to the board of directors of companies and have other business interests which give rise to conflicts of interest with the interests of the Fund, a CVC Fund or a portfolio company. Prospective investors should note that the Industrial Advisory Board Members: (i) are permitted to retain all directors’ fees, monitoring fees and other compensation received by them in respect of acting as a director or officer (or similar) of, or providing other services to, a portfolio company and such amounts shall not be credited against the Management Fee or the management fee payable by any CVC Fund; (ii) may be paid a consultancy fee or a finder’s fee, which may be a percentage of the total enterprise value of the transaction and incur expenses where they are involved in a specific project relating to the Fund, a CVC Fund or a particular investment opportunity, which fee and expenses will be paid either by the Fund, such CVC Fund, a CVC Entity or, if applicable, the relevant portfolio company; and (iii) may be invited to invest alongside the Fund and/or a CVC Fund with reduced or waived management fees and carried interest in investments in portfolio companies or be entitled to an equity stake in a portfolio company, as part of a management participation scheme or otherwise, and will be entitled to retain all of the proceeds generated from such investment or equity stake, which may reduce the proceeds available for distribution to the Fund and/or the relevant CVC Fund on an exit from such portfolio company as a result. Industrial Advisory Board Members’ benefits described in this paragraph may continue after termination of status as an Industrial Advisory Board Member.

The time, dedication and scope of work of an Industrial Advisory Board Member varies considerably. In some cases, an Industrial Advisory Board Member provides CVC with industry-specific insights and feedback on investment themes, assists in transaction due diligence, and makes introductions to, and provides reference checks on, management teams. In other cases, Industrial Advisory Board Members take on more extensive roles, including serving as executives or directors on the boards of portfolio companies and contributing to the identification and origination of new investment opportunities. CVC may rely on these Industrial Advisory Board Members to recommend a CVC Fund as a preferred investment partner and achieve its investment objectives, but there is no assurance that any Industrial Advisory Board Member will continue to be involved with such CVC Fund for any length of time.

Senior Advisors

In addition, CVC may engage third parties as senior advisors (or another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends (“Senior Advisors”). Such Senior Advisors may receive reimbursement of reasonable related expenses by portfolio companies, the Fund or a CVC Fund and may have the opportunity to invest in a portion of the equity available to the Fund or such CVC Fund for investment. If such Senior Advisors generate investment opportunities, such members may receive special additional fees or allocations comparable to those received by a third party in an arm’s length transaction.

CVC currently retains a number of Senior Advisors who are experts in their respective fields, such as law and human resources. They are available to provide CVC with bespoke advice in respect of specific issues that arise within their fields of expertise. The individuals are not employees of CVC and instead are retained as consultants and their fees are charged in accordance with their consultancy agreements. Where work is done in respect of a specific investment or on behalf of a CVC Fund, including the Fund, the fees are typically recharged to the relevant investment or CVC Fund, including the Fund. Such Senior Advisors are also available to provide advice to CVC with respect to matters that do not involve a fund or specific or prospective investment and any such work is charged to and paid for by CVC and is charged at the same rate as to an investment or the CVC Funds, including the Fund. CVC bears the cost of providing administrative support to these individuals (e.g. office space, back office services). In addition, the expertise of these Senior Advisors may be made available to portfolio companies, in which case an appropriate charge to the portfolio company will be made under a separate agreement between the portfolio company and the Senior Advisor. CVC may retain additional Senior Advisors in the future on a similar basis.

CVC Executives

CVC Executives may be subject to a variety of conflicts of interest relating to their responsibilities, on the one hand, to the Fund and, on the other hand, to its investments. Certain CVC Executives may be appointed to the governing body of an investment as a result of which such investment professional may have an interest in, or owe a duty to, such investment which conflicts with such investment professional’s interest in, or duty to, either the Fund or its other investments. Such CVC Executives may have a greater interest in the performance of such investment than the performance of the Fund. More generally, the interests of one or more portfolio companies of any CVC Fund may conflict or compete with the interests of any one or more investments of the Fund, which could give rise to conflicts of interests in connection with the Fund’s and such CVC Fund’s activities in respect of such portfolio companies. Also, CVC Executives are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as securities of other companies, some of which will be competitors of the Fund and CVC Funds. Shareholders will not receive any benefit from any such investments, and the financial incentives of CVC Executives in such other investments could be greater than their financial incentives in relation to the Fund.

Additionally, CVC Executives have family members or relatives that are actively involved in industries and sectors in which the Fund may invest or have business, personal, financial or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be officers, directors, personnel or owners of companies or assets which are actual or potential investments of the Fund or other counterparties of the Fund and its investments. Moreover, in certain instances, the Fund or its investments may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. To the extent CVC determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by CVC.

There may be circumstances in which former CVC Executives may be invited to act, or to continue to act, as a director or officer (or similar) of, or to provide other services to, a portfolio company following the cessation of their employment or engagement with CVC. Such former CVC Executives shall be permitted to retain all directors’ fees, monitoring fees and other compensation received by them in respect of acting as a director or officer (or similar) of, or providing other services to, a portfolio company and any such amounts received after the date upon which such CVC Executive ceased to be an officer, director, member, manager or employee of CVC shall not be credited against the Management Fee.

In addition, such former CVC Executives may be entitled to co-invest with CVC Funds, including the Fund, or other equity participation in connection with investments with which they are involved which may reduce the amount invested by such CVC Fund and they will not pay management fees in connection with any such co-investments.

CVC executives may trade in securities or other instruments for their own accounts, subject to restrictions and reporting requirements as may be required by law and as provided in the partnership agreements governing the CVC Funds and subject to any other restrictions implemented from time to time by CVC with respect to such trading activity (including CVC’s internal policies and procedures). Such trading activity may include buying or selling securities or other instruments in which the Fund has invested or in securities or other instruments in investment opportunities which were considered by CVC for recommendation to the Fund but which the Fund turned down. CVC Executives may also have other separate interests relating to investment opportunities that have been recommended to the Fund by CVC and turned down, including through directorships, subject to relevant policies and procedures implemented by CVC from time to time with respect to such interests. A conflict of interest may arise because such investing CVC Executives will, for some investments, benefit from the evaluation, investigation, and due diligence undertaken by CVC with respect to a potential investment by the Fund. In such circumstances, the investing CVC Executives will not share in, or reimburse the Fund or any CVC Entity for, any expenses incurred in connection with presenting the investment opportunity to the Fund. In addition, the terms offered to CVC Executives in respect of such investment opportunity and the circumstances in which such terms are offered may vary from the terms which were offered to the relevant CVC Fund, and the circumstances that existed at the time of such offer to such CVC Fund, in respect of such investment opportunity.

Prospective Shareholders should also note that, subject to applicable law, and subject to any other restrictions implemented from time to time by CVC with respect to such trading activity (including CVC’s internal policies and procedures), CVC Executives may also buy securities in other investment vehicles (including private equity funds, hedge funds, and other similar investment vehicles) which may include potential competitors of the Fund.

Confidential Information

Certain members of the investment team of CVC and directors and/or personnel (where applicable) of the general partners, managers and/or operators of the Fund will devote such time and attention to the management of CVC Funds as is required to discharge their duties to them. As a result of existing investments or activities on behalf of such CVC Funds, such persons may from time to time come into possession of confidential, material non-public information (including information obtained through their participation in an official or unofficial steering committee or through third-party information sources) that they will not be able to use for the benefit of the Fund and that may restrict the ability of the Fund to acquire or dispose of investments and may limit its ability to engage in potential transactions on behalf of the Fund in certain other circumstances. Should this occur, CVC or the Adviser may also be restricted from providing all or a portion of their services to the Fund until such time as the information becomes public or is no longer deemed confidential and/or material. The Fund may also not have access to material non-public information in the possession of CVC which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Finally, CVC, either as a holder of loans or through its or its affiliates’ management of CVC Funds, may be entitled to receive material, non-public information regarding borrowers that may limit the ability of the Fund, under applicable securities laws or contracts, to trade in the public securities of such borrowers and that may restrict the ability of the Fund to acquire or dispose of investments when it would otherwise be in its interest to do so. To avoid some of these restrictions, CVC may elect not to receive such non-public information and implemented information walls. As a result, the Fund, at times, may receive less information regarding such a borrower than is available to the other Shareholders in such borrower’s loan. However, there is no guarantee that such information walls or any other policies or procedures will be effective or that they will be in effect with respect to certain investments, such that the Fund may be restricted in its ability to buy or sell investments when it would otherwise desire to do so, and the returns of the Fund may be adversely impacted.

Other Investment Vehicles and Advisory and/or Management Relationships

The functions and duties that CVC and its investment professionals undertake on behalf of the Fund will not be exclusive. CVC Executives will devote such time as CVC in its sole discretion deems necessary to carry out the investment activities and operations of the Fund. CVC Executives will continue to work on projects for the Interested Parties and conflicts of interest may arise in allocating time, services or functions among such Interested Parties and the Fund. Further, CVC Executives who will provide advice to the general partner, manager, operator or investment adviser of a CVC Fund, including the Fund, may also provide advice to the general partner, manager, operator or investment adviser of CVC Funds. This may present a conflict of interest if such investment professionals pursue the interests of such CVC Fund and any CVC Fund, including the Fund, simultaneously. Time spent on these other initiatives diverts attention from the investment activities and operations of the Fund, which could negatively impact the Fund and its Shareholders. Furthermore, CVC and CVC Executives may derive financial benefit from these other activities, including fees and performance-based compensation.

Valuation Matters

The fair value of all investments will be determined by the Adviser as the Board’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. It will, in certain circumstances, be the case that the carrying value of an investment does not reflect the price at which the investment could be (or ultimately is) realized in the market, and the difference between carrying value and the ultimate realized price could be material. The valuation of such investments will be determined by the Adviser in accordance with the Valuation Policy. The valuation methodologies used to value any investment could vary over time and have subjective elements, and valuation determinations (including with respect to whether an investment has been the subject of a permanent impairment) will involve subjective judgments, estimates and projections and will, in certain circumstances, not be accurate.

In making its determination in respect of an investment’s valuation, the Adviser is entitled to take into account all facts and circumstances it deems relevant, subject to the Valuation Policy, and there can be no assurance that a third party (including a valuation expert) or Shareholder would agree with the factors used and/or conclusions reached by the Adviser in making any such determination. Valuation methodologies are based on assumptions and opinions about future events, which may or may not turn out to be correct. Valuation methodologies may permit reliance on a prior period valuation of particular investments. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Adviser’s control. The valuation of investments, as well as the determination of whether and when an investment has been permanently impaired or written down (such determinations generally remain in the sole discretion of the Adviser), will affect the amount of Management Fees, Incentive Fees and any other fees calculated directly or indirectly on the basis of the NAV in certain circumstances. The impact of valuation determinations (including with respect to whether an investment has been permanently impaired) creates an incentive on the part of the Adviser to refrain from making, or to delay making, a determination that an investment has been permanently impaired and to select valuation methodologies, or apply valuation methodologies in such a manner, that have the effect of maximizing the amount of any such fees calculated directly or indirectly on the basis of the NAV that CVC receives.

The valuation of investments will, in certain circumstances, also affect the ability of CVC to attract capital to the Fund. As a result, circumstances in which CVC is incentivized to defer realization of investments, make more speculative investments, seek to deploy the investments in investments at an accelerated pace, hold investments longer and/or determine valuations that are higher than the actual fair value of investments, which generally remains in the sole discretion of the Adviser can be expected. There will be no retroactive adjustment in the valuation of any investment or the fees paid to CVC to the extent any valuation proves to not accurately reflect the realizable value of an asset. In connection with striking a NAV as of a date other than quarter end for share issuances and redemptions, the Adviser will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.

As a result, the valuation of investments of the Fund involves conflicts of interest. Although the Adviser intends to operate in accordance with the Valuation Policy, which CVC believes should mitigate the potential for subjectivity in making valuation determinations, there can be no assurance that such policies, practices and procedures will address all of the necessary factors to do so, or completely eliminate all actual and potential conflicts of interest in such determinations, or that any such conflicts will be resolved in favor of the Fund or the Shareholders. See “Net Asset Valuation.”

CVC Affiliated Brokers

CVC has established a business known as “CVC Capital Markets”, which is a European broker-dealer that primarily conducts certain capital markets activities (including activities (directly or indirectly) using its own balance sheet capital), and CVC Funding, LLC (“CVC Funding” and together with CVC Capital Markets, the “Affiliated Brokers”). Affiliated Brokers are expected to, directly or through related lending vehicles, participate in underwriting syndicates and/or selling groups with respect to securities, loans or other instruments issued by borrowers or other companies in which the Fund and/or other CVC Funds have a financial interest (“CVC Portfolio Companies”), and provide capital markets and credit advisory services, acquisition financing and other forms of advice and financing (including advice and assistance in connection with the origination, arranging, structuring, placement and/or syndication of financings) (directly or indirectly) to the Fund, other CVC Funds, CVC Portfolio Companies and/or other clients (together, the “Affiliated Broker Activities”). The Fund’s participation in Affiliated Broker Activities will be subject to applicable law, including the 1940 Act, which limits the compensation that an affiliated person of a registered investment company may receive when acting as broker in connection with a transaction involving the Fund, and the Advisers Act.

The Affiliated Broker Activities relate to securities, loans and other instruments issued by a CVC Fund (including the Fund) and/or a CVC Portfolio Company or by a counterparty entering into a transaction therewith. Debt securities or instruments issued by a CVC Portfolio Company may be senior or junior in the capital structure to, or otherwise afford different rights than, those held by the Fund, including commitments to engage in such transactions in the future.

Subject to applicable law, and the terms of the Prospectus, CVC Affiliated Brokers will receive an arm’s length underwriting (whether directly or indirectly through credit support, guarantees or other means), placement, syndication, arranging, structuring, transaction fees, expense/cost reimbursement and/or other compensation (directly or indirectly) from a CVC Fund (including the Fund and any warehousing entity), a CVC Portfolio Company, intermediate holding vehicle of the Fund and/or a counterparty entering into a transaction with any such entity (as applicable) for Affiliated Broker Activities (including where another CVC Fund, a member of CVC, warehousing entity or other entity has been warehousing an investment which is subsequently acquired (directly or indirectly) by the Fund and the acquisition cost of such investment includes financing fees and/or other fees and/or compensation for the provision of Affiliated Broker Activities to such CVC Fund, member of CVC, warehousing entity or other entity), which could be retained by the Affiliated Brokers without any reduction of, or offset against, the Management Fee (or any other fee) payable by the Fund.

Subject to applicable law, Affiliated Brokers are expected to also receive underwriting, placement, syndication, arranging, structuring and transaction fees, and other compensation, for transactions and services provided to companies that are not CVC Portfolio Companies, which compensation generally will not be shared with or reimbursed to the Fund. Such companies could be counterparties entering into transactions with CVC Portfolio Companies and as a result of such fees, and other compensation, CVC Portfolio Companies could, in respect of such transactions, receive less favorable terms from such companies.

Certain conflicts of interest in connection with Affiliated Broker Activities arise in particular in respect of any CVC Fund (including the Fund and any warehousing entity), CVC Portfolio Companies, intermediate holding vehicles thereof or counterparties entering into transactions therewith with respect to which an Affiliated Broker provides services. For example, CVC could be incentivized to: (i) seek to influence a decision to retain or otherwise transact with an Affiliated Broker instead of other third parties that may be more appropriate or offer better terms, but who are unaffiliated with CVC; (ii) structure transactions so that they require the use of an Affiliated Broker; or (iii) negotiate attractive fees or compensation for an Affiliated Broker. This conflict is heightened where the Fund and/or CVC Funds have or will have a significant ownership stake in the portfolio investment (or own or will own it entirely) and where an Affiliated Broker is providing services directly to the Fund and/or one or more other CVC Funds.

Conflicts could further arise where CVC could be incentivized to underwrite and/or syndicate securities as a result of the fees that could be earned from an Affiliated Broker underwriting the financing of an investment. Moreover, in situations where an Affiliated Broker, as a result of Affiliated Broker Activities, holds a position in a portfolio company to which the Fund is directly or indirectly exposed (including as a result of a shortfall arising as a result of an incomplete or failed syndication), the arrangement could lead to a conflict between an Affiliated Broker and the Fund (or the CVC Fund in which it invested through a Pooled Fund Secondary and which is exposed to such portfolio company, as applicable), in the event of a default by, or the liquidation of, such portfolio company or a restructuring or renegotiation of the terms of a loan or other relevant securities.

In certain circumstances, including by way of an example, where a CVC Portfolio Company becomes distressed and the participants in the relevant offering have a valid claim against the underwriter, the Fund (or the CVC Fund in which it invested and which is exposed to such portfolio company, as applicable) may have a conflict in determining whether to seek recourse or sue an Affiliated Broker. CVC may also in certain cases have incentives to not bring similar claims against, or otherwise to favor, unaffiliated broker-dealers with whom an Affiliated Broker has a material business relationship. While such potential conflicts cannot be avoided, an Affiliated Broker could generally seek to provide such underwriting activities as part of an underwriting syndicate where an Affiliated Broker would exercise any voting or other rights relating to a portfolio company in line with the voting and exercise of corresponding rights held by other non-CVC affiliated members of such syndicate, with any fees charged in connection with its services being charged on a consistent basis with other non-CVC affiliated entities providing similar services as part of such syndicate. This general practice will not necessarily lead to the most favorable outcome for the relevant CVC Fund or CVC Portfolio Company in all cases.

An Affiliated Broker may in the future also engage in similar transactions or activities with respect to funds or companies that are not CVC Funds or CVC Portfolio Companies or otherwise affiliated with CVC, including with respect to transactions that would be an appropriate investment for the Fund. Other potential conflicts of interest include the possibility that the participation of certain CVC Funds (including, potentially, the Fund) in such certain circumstances may be limited or prohibited due to tax law or regulatory constraints or may be more expensive or impractical due to other conflicts arising from an Affiliated Broker’s role in such transaction. In addition, the Fund could be prevented from participating in an investment as a result of an Affiliated Broker participating in underwriting or financing transactions. Also, where an Affiliated Broker provides services to unaffiliated entities, the Affiliated Broker may have access to investment opportunities that are suitable for CVC Funds. However, in these cases, the Affiliated Broker will have no obligation to make an investment opportunity available to CVC Funds, except as may be required by the 1940 Act or any applicable Co-Investment Order, and in some cases may be precluded from making such an opportunity available to CVC Funds.

CVC may also, on behalf of a CVC Fund (including, potentially, the Fund), effect transactions where an Affiliated Broker is acting as a broker on the other side of the same transaction. The Affiliated Broker could, to the fullest extent permitted by applicable law, retain commissions or other compensation earned in such transactions without any reduction of, or offset against, the management fee (or any other fee) payable by such CVC Fund. The Adviser will approve any such transaction on behalf of the Fund only where it believes in good faith that the transaction is appropriate for the Fund and consistent with applicable law.

CVC seeks to mitigate conflicts associated with Affiliated Broker Activities through conflicts of interest policies and procedures that impose certain controls on transactions involving CVC Funds and Affiliated Brokers, as may be updated and amended from time to time.

CVC Funding also acts as distributor and/or placement agent for CVC Funds. CVC Funding receives compensation from CVC Funds or CVC, as applicable, in connection with such solicitation activities, but does not presently earn commissions or other transaction-based compensation from third-parties for such activities.

CVC Fund Portfolio Company Relationships

Companies in which CVC Funds other than the Fund invest (each, an “Other Project Company”) can be expected to be counterparties or participants in agreements, transactions or other arrangements with investments. For example, a portfolio company may retain an Other Project Company to provide goods or services to such portfolio company (or vice versa) or such Other Project Company may acquire an asset from such portfolio company (or vice versa). In addition, portfolio companies can, from time to time, be expected to enter into agreements, transactions and arrangements with parties that have, or employ individuals who have, a relationship with CVC or any CVC Entity and/or (i) any current CVC Executive, (ii) any former senior CVC Executive, (iii) the trustee of any trust the main beneficiary or beneficiaries of which are persons described in (i) and/or (ii), and/or (iv) any company or arrangement creating rights in the nature of ownership or co-ownership the principal interest in which is held for persons described in (i), (ii) and/or (iii) (CVC Entities and such persons in (i)-(iv) collectively, “CVC Personnel”) or with parties in which CVC or CVC Personnel have made an investment. For example, circumstances could arise where a company that has invested in, or whose affiliate, subsidiary or pension plan has invested in, a CVC Fund, or that provides services to CVC or CVC Personnel, is engaged to provide services to a portfolio company in exchange for a fee or other form of compensation (or vice versa).

CVC or CVC Personnel may receive fees, commissions, servicing payments, revenue shares, rebates, discounts and/or other benefits in connection with any such agreement, transaction or other arrangement (each, a “Benefit”). For example, CVC may encourage or direct portfolio companies and Other Project Companies to participate in, or engage a specific vendor (which could itself be an Other Project Company, an investor in a CVC Fund (or an affiliate thereof) or otherwise has a relationship with CVC or CVC Personnel) as part of, a program or arrangement (such as a group procurement organization) designed to help such companies obtain volume-based (or similar) discounts or other benefits in connection with goods and services they purchase from, through or with the assistance of such vendor, program or arrangement pursuant to which CVC is entitled to receive (including from the vendor) a Benefit. CVC may also participate in such programs and arrangements or engages the same vendor, and potentially realizes better pricing or discounts as a result of the participation of, or the engagement of that vendor by portfolio companies. Under any such program or arrangement, one particular CVC Entity or Other Project Company could benefit to a greater extent than other participants in such program or arrangement (despite paying an amount no higher than that paid by such other participants) and, in the latter case, the CVC Fund that is invested in such Other Project Company will receive a greater relative benefit from the program or arrangement than other CVC Funds (including the Fund) that do not own an interest in such Other Project Company.

There can be no assurance that the terms of any such agreement, transaction or other arrangement, or the quality of any goods or services provided pursuant thereto, will be as favorable to the relevant portfolio company as those that would be offered by a comparable, alternative vendor that were engaged outside of such program or arrangement, or if the program or arrangement in place did not involve CVC or CVC Personnel receiving a Benefit in connection therewith. Moreover, CVC could allocate the costs of any such program or arrangement among the CVC Funds (including the Fund) that benefit from such program or arrangement (either directly or through their respective portfolio companies). Conflicts exist in the allocation of those costs and benefits of any such program or arrangement and investors are required to rely on CVC to handle such conflicts subject to applicable law and the oversight of the Board.

Any Benefit provided to CVC or any Other Project Company pursuant to or in connection with any of the aforementioned agreements, transactions, programs or arrangements will not be subject to management fee offsets or otherwise shared with the Fund or its project companies and will not require approval from, or notice to, Shareholders.

CVC Secondary Partners

The entities comprising CVC Secondary Partners (as defined below) are the primary investment advisers to a number of existing funds and managed account arrangements managed or advised by CVC Secondary Partners or any direct or indirect subsidiaries of CVC Secondary Partners (“CVC Secondaries Funds”). “CVC Secondary Partners” includes CVC Entities which carry out private markets secondaries advisory or management activities from time, excluding, for the avoidance of doubt, CVC Funds having a private equity strategy (including a private markets secondaries strategy). Additional CVC Secondaries Funds are expected to be established in the future and members of CVC are expected to acquire interests in general partners and/or management and/or advisory entities that manage, advise and/or operate such CVC Secondaries Funds. CVC is currently entitled to economic benefits with respect to existing CVC Secondaries Funds and is expected to become entitled to financial incentives and/or other benefits (including economic benefits) with respect to future CVC Secondaries Funds. A number of potential conflicts of interest may arise as a result of the investment activities of one or more CVC Secondaries Funds. CVC Secondaries Funds (including the Fund, subject to applicable law and the guidelines described herein for a Pooled Fund Secondary) could acquire interests in a CVC Fund as a limited partner (and CVC Secondaries Funds have done so in the past).

This may give rise to conflicts of interest between, on the one hand, the CVC Fund and, on the other hand, the relevant CVC Secondaries Fund, for example in connection with the negotiation of the terms of the relevant CVC Secondaries Fund’s participation in the CVC Fund and/or side letter provisions. CVC Secondaries Funds could acquire, directly or indirectly, interests in the assets of a CVC Fund in the secondary market or by way of a syndication or sale of such assets by the CVC Fund to a CVC Secondaries Fund or to any other investment vehicle in which such CVC Secondaries Fund is or becomes an investor, including a private equity Portfolio Fund managed, advised and/or operated by a third-party sponsor or a continuation fund established by CVC for the purpose of acquiring certain assets of the CVC Fund. CVC Secondaries Funds may have information in relation to such CVC Fund or such assets that other potential purchasers that are not affiliated with CVC may not have with respect to such CVC Fund or such assets. The acquisition of an interest in a CVC Fund or in the assets of a CVC Fund by a CVC Secondaries Fund may give rise to conflicts of interest. For example, CVC may have a financial incentive or otherwise benefit from the relevant CVC Secondaries Fund participating in such transaction. Furthermore, CVC Secondaries Funds are expected to invest in third-party Portfolio Funds and a CVC Fund may engage in or may consider engaging in transactions with such third-party Funds. Such transactions may include, but are not limited to, purchasing investments or assets from or selling investments or assets to third-party Portfolio Funds, investing alongside third-party Portfolio Funds and/or jointly bidding for investments with third-party Portfolio Funds. The participation of CVC Secondaries Funds in such third-party Portfolio Funds may give rise to conflicts of interest. For example, CVC may have a financial incentive or otherwise benefit from a CVC Fund acquiring an asset from, or selling an asset to, a third-party Portfolio Fund as a result of the participation, or potential participation, of a CVC Secondaries Fund in such third-party Portfolio Funds. In addition, CVC Secondaries Funds may participate in the decision-making process of third-party Portfolio Funds and CVC Secondaries Funds, and indirectly, CVC, may have non-public information with respect to such transactions, or such transactions may involve CVC receiving fees or other benefits, directly or indirectly, from more than one party with respect to such transactions. To mitigate the risk of such conflicts arising, the investment decision process in respect of CVC Secondaries Funds runs separately to that in respect of other CVC Funds with no envisaged overlap of investment decision making personnel. Further, to the extent CVC determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the general partners, managers or operators of the CVC Funds.

CVC Secondaries Funds, like the Fund, invest a substantial amount of their assets in interests in Portfolio Funds through Secondary Investments and primary commitments to such Portfolio Funds. Subject to the 1940 Act or any applicable Co-Investment Order, CVC Secondaries Funds may, from time to time, participate in investments alongside the Fund. This will, from time to time, result in such CVC Secondaries Funds receiving a significant share of an investment opportunity in which the Fund participates, including, potentially, in connection with a substantial portion of the investments made by the Fund.

CVC DIF

In July 2024, CVC acquired a majority shareholding in the top holding company of the DIF Capital Partners group (which since the acquisition operates under the brand of “CVC DIF”). Certain entities comprising CVC DIF are the primary investment advisers to a number of existing funds and managed account arrangements managed or advised by CVC DIF or direct or indirect subsidiaries of CVC DIF (“DIF Capital Partners Funds”). Additional DIF Capital Partners Funds will be established in the future and certain CVC Entities are expected to acquire interests in general partners and/or management and/or advisory entities that manage, advise and/or operate such DIF Capital Partners Funds. Since July 2024, certain CVC Entities are entitled to certain economic benefits with respect to existing DIF Capital Partners Funds and, in due course, will become entitled to financial incentives and/or other benefits (including economic benefits) with respect to future DIF Capital Partners Funds.

The traditional DIF Capital Partners fund series (the “Traditional DIF Funds”) targets core and build-to-core investments in the mid-market infrastructure segment, with a focus on concessions (including public-private partnerships), renewable energy investments, broader energy transition investments and utilities. The DIF core-plus fund series (the “DIF VA Funds”) targets higher returning, economic infrastructure investments, primarily in digital, transportation, energy transaction and (social) care.

A number of potential conflicts of interest may arise as a result of the investment activities of one or more DIF Capital Partners Funds. For example, whilst the investment strategy of the DIF Capital Partners Funds is generally focused on infrastructure assets and, while the investment strategy and objectives of CVC Funds (including the Fund) and the DIF Capital Partners Funds are generally different, it is possible that a subset of the CVC Funds’ investments may overlap with the investment objectives of the DIF Capital Partners Funds, and therefore certain activities of the DIF Capital Partners Funds may compete with the CVC Funds (including the Fund) for one or more investment opportunities that are consistent with the CVC Funds’ (including the Fund’s) investment objectives. As a result, except as may be required by the 1940 Act or any applicable Co-Investment Order, such investment opportunities may only be available on a limited basis, or not at all, to the CVC Funds (including the Fund). To mitigate the risk of such a conflict arising, the investment decision process in respect of DIF Capital Partners Funds shall run separately to that in respect of other CVC Funds. Further, to the extent CVC determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the general partners, managers or operators of such CVC Funds.

While unlikely, in order to minimise any potential future conflict of interest relating to allocation of investments between the DIF Capital Partners dunds and certain other CVC Funds, each fund will maintain its own robust governance with respect to investment decisions and allocation as well as separate investment teams (as appropriate). In accordance with CVC’s global approach, there is no information barrier between infrastructure and other investment strategies and information about investment opportunities may be shared across the wider CVC Group, subject to applicable contractual restrictions including non-disclosure agreements and any specific legal and regulatory considerations that may arise from time to time. Furthermore, one or more members of the investment committee of a CVC Fund may sit on the investment committee of a DIF Capital Partners Fund (and vice versa). Accordingly, to address any conflicts of interest, to the extent CVC DIF and CVC determines appropriate, conflict mitigation strategies may be put in place with respect to a CVC Fund, such as internal ethical walls or recusal, disclosure or other steps determined appropriate by CVC DIF.

Service Providers

Certain conflicts of interest may arise in respect of service providers or their affiliates (including any accountants, paying agents, depositaries, bankers, administrators, lenders, brokers, attorneys, consultants and investment or commercial banking firms) and certain other advisors and agents of the Fund or a CVC Fund which may be shareholders and/ or sources of investment opportunities and co-investors or counterparties of the Fund or a CVC Fund and may also provide goods or services to or have business, personal, political, financial or other relationships with CVC and/or its affiliates or be entities in which CVC, the Fund and/or a CVC Fund has an investment (and payments by the Fund, the relevant CVC Fund and/or such entities may indirectly benefit CVC, the Fund and/or such CVC Fund). For example, CVC and/or its affiliates may introduce certain service providers to the Fund, CVC Funds or portfolio companies, which may enter into agreements with such service providers in relation to, for example, insurance policies (which may from time to time be pooled and discounted due to scale) and such procurement could result in fees, commissions, discounts or similar payments to CVC and/or its affiliates (including their personnel), including relating to a portion of the savings achieved by the Fund, CVC Funds or the relevant portfolio companies. CVC and/or such CVC Executives will not be required to account to the Fund, a CVC Fund or a portfolio company for any such fees commissions, discounts or similar payments nor will such fees commissions, discounts or similar payments be subject to an offset against the Management Fee or the management fee paid by such CVC Fund which would otherwise apply to, e.g., directors’ fees. This may influence CVC in deciding whether to select such a service provider to perform services for the Fund, a CVC Fund or in respect of a portfolio company (the cost of which will generally be borne by the Fund, the CVC Fund or such portfolio company). Notwithstanding the foregoing, investment transactions for the Fund or a CVC Fund that require the use of a service provider generally will be allocated to service providers on the basis of CVC’s judgement as to factors such as best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that CVC believes to be of benefit to the Fund and/or a CVC Fund. Additionally, misconduct by service providers (such as the improper use or disclosure of confidential information which could result in litigation or serious financial harm, including limiting the Fund’s or a CVC Fund’s business prospects or future activities), which CVC may not be able to detect and prevent, could cause significant losses to the Fund, such CVC Fund or a portfolio company. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to a CVC Entity as compared to services provided to the Fund, a CVC Fund or a portfolio company, which may result in more favorable rates or arrangements than those payable by the Fund, such CVC Fund or a portfolio company. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund, a CVC Fund and portfolio companies are different from those used by CVC, CVC may pay different amounts or rates than those paid by the Fund, a CVC Fund and portfolio companies. This may result in more favorable rates applying in respect of CVC than those that apply in respect of the Fund, a CVC Fund and portfolio companies.

CVC and/or CVC Executives may provide certain services to a portfolio company or intermediate vehicle of an administrative nature, including the provision and arrangement of office space, the provision of directors, local personnel (including salary and benefits), tax administrative services (including in respect of reporting required pursuant to any existing or future tax reporting regime) and other general administrative services (including in respect of any reporting required pursuant to any existing or future legal or regulatory reporting regime). In addition, CVC and/or CVC Executives may incur, charge, attribute or allocate fees, costs and expenses related to the provision of other in-house services (including any related costs incurred in connection therewith) including, without limitation, fund administration, reporting, legal services, regulatory services, accounting services, sustainability-related services (including transaction-related expenses, expenses in connection with the collection and benchmarking of data and preparation of filings, reports, disclosures and notices prepared in connection with the EU Sustainable Finance Disclosure Regulation, as applicable, and any other similar legislation or regulation, and portfolio monitoring expenses), tax services (e.g., tax compliance, tax oversight, tax structuring and tax reporting), information technology, hedging, currency and treasury management, transfer pricing, and other similar services to or for the benefit of the Fund, a CVC Fund, a portfolio company or an intermediate vehicle, which may be allocated to the Fund or such CVC Fund in accordance with CVC Capital Partners’ expense allocation policy. CVC may determine the cost of such in-house services by reference to the aggregate annual compensation (including, without limitation, salary, bonus, benefits, profit interests, payroll taxes, equity interests of other incentive-based compensation) of the personnel performing such services, plus an estimate of the overhead and other fixed costs allocable to such personnel, and the approximate amount of time spent by the relevant personnel in providing such services, in each case, in its discretion. CVC takes into account a variety of considerations when determining the extent to which fees, costs and expenses are to be allocated to the Fund or a CVC Fund (and the extent to which fees, costs and expenses may be allocated to any other CVC Funds), and uses methods that it believes are fair and reasonable. CVC’s in-house expense calculation and allocation processes are expected to rely on certain judgments and assessments that in turn are based on information and estimates from various inputs, and the calculations and allocations that result may not be exact. In addition, relevant comparisons may not be available for a number of reasons, including as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services. Any methodology, or choice among methodologies, involves potential conflicts of interest, and the use of any particular methodology may lead the Fund or a CVC Fund to bear relatively more costs in certain instances and relatively less in other instances compared to what the Fund or such CVC Fund would have borne if a different methodology had been used. In the future, CVC may use additional or different methodologies to allocate fees, costs and expenses in a manner that it determines to be fair and reasonable. CVC and/or such CVC Executives may receive an arm’s length fee from the Fund or a CVC Fund or the relevant portfolio company or intermediate vehicle (as applicable) in return for providing the services described in this paragraph and CVC and/or such CVC Executives will not be required to account to the Fund or a CVC Fund for any such fees nor will such fees be subject to an offset against the Management Fee or the management fee paid by such CVC Fund which would otherwise apply to, e.g., directors’ fees.

Related Party Transactions between the Fund and CVC Funds

Circumstances may arise where the Fund (and/or one or more of the CVC Funds and/or their portfolio companies) acquires or sells an investment from, or sells an investment to, one or more CVC Funds (and/or to one or more of their respective portfolio companies) (“cross trades”), to the extent that CVC determines in good faith that the transaction is in the best interest of the Fund and to the extent such transaction is permitted under the 1940 Act, including Rule 17a-7 thereunder. Such transactions may, without limitation, include instances where the Fund is required to sell assets for liquidity purposes. Conflicts of interest may arise because CVC, CVC Entities, CVC Executives and/or the relevant CVC Funds may be economically incentivized by the Fund acquiring investments from or selling investments to such CVC Funds.

Under Rule 17a-7 under the 1940 Act, securities transactions could be effected between an investment company and certain affiliates, provided the transactions meet certain protective conditions. For example, transactions between an investment company and another fund managed by the same advisor must meet the conditions of the rule, unless the SEC provides a separate exemption. Among the protective conditions, Rule 17a-7 generally requires that cross trades: (a) involve a security for which market quotations are readily available; and (b) be effected at the independent current market price of the security. Rule 17a-7 contains a number of other requirements for cross trades, including that the transaction be consistent with the policy of each fund; that no commission, fee or other remuneration be paid in connection with the transaction; that the board (including a majority of Independent Trustees) take certain actions; and that the fund maintain certain records.

Debt and Equity Investments

The Fund may participate in the debt tranches of an investment (alone or in addition to participating in the equity tranche) made by a CVC Fund (and vice versa), subject to the 1940 Act. If such a CVC Fund were to purchase high yield securities or other debt or other instruments from a portfolio company senior to the Fund’s investments, CVC may, in certain instances, face a conflict of interest in respect of the advice it gives to, and the actions it takes on behalf of, such CVC Fund and the Fund (e.g., with respect to the terms of such high yield securities or other debt or other instruments, the enforcement of covenants, the terms of recapitalisations).

Acquisition of Secondary Investments in CVC Funds

The Adviser may identify or be offered the opportunity for the Fund to acquire interests in one or more CVC Funds from third parties on the secondaries market in a Pooled Fund Secondary. Any such transaction has the advantage that the Advisor may be familiar with the underlying Investments that such CVC Fund has made. The general partner (or equivalent) of such CVC Fund shall have no duty to the Fund in respect of the Fund’s interest in such CVC Fund. See “Investing in CVC Funds” below.

Investing in CVC Funds

The Fund may invest in one or more CVC Funds by acquiring limited partnership interests in CVC Funds through Pooled Fund Secondaries. In such cases, the Fund will acquire such interests in CVC Funds from existing investors and not from the issuers of such interests, subject to the conditions described above. Such interests acquired from existing investors will result in the Fund holding an indirect interest in a portfolio investments already made by the relevant CVC Fund on an “all or nothing” basis. Certain of the investments in such portfolio may be less attractive than others. In such cases, it will not be possible for the Fund to carve out from such purchases those investments which the Fund considers (for commercial, tax, legal or other reasons) to be less attractive. The purchase price to be paid by the Fund for such interests is expected to be based on the valuation of such interests at the time of such acquisition, and such valuations are determined by or on behalf of the general partners, managers and/or operators of such CVC Funds according to the valuation methods and accounting rules adopted by such CVC Funds. Shareholders should be aware that such general partners, managers and/or operators have an incentive in maximizing such valuations. Moreover, the Adviser will be reliant on the accuracy of the valuations prepared by or on behalf of such general partners, managers and/or operators. Given that such valuations will be prepared generally for investors in such funds (which will include non-CVC affiliated, third-party investors), this should assist in mitigating potential conflicts in the valuations prepared by or on behalf of such general partners, managers and/or operators (which will necessarily be based on, and therefore need to reflect, valuations prepared for third parties).

However, such potential conflicts cannot be entirely mitigated and in the event that the actual values that materialize are different from those on the basis of which such purchase price was determined, then the Adviser shall not be required to reverse or recalculate the purchase price. More generally, the calculation of such valuations includes certain subjective judgments with respect to estimating, for example, the value of the relevant underlying investments, accrued expenses, income and liabilities (e.g., exclusion of potentially subjective or contingent liabilities that may arise on or subsequent to the sale of an investment), and therefore, such valuations may not correspond to realisable value upon a sale of underlying assets.

In connection with investments by the Fund in CVC Funds, conflicts of interest may arise in respect of the Adviser’s management of the Fund and the Adviser’s, or an affiliate of the Adviser’s, management of the relevant CVC Fund in which the Fund may invest, as the case may be. While the Adviser is required to act in the best interests of the Fund, it (or its affiliate) is also required to act in best interest of the relevant CVC Fund as a whole, in which the Fund is expected to be a passive, minority investor. The CVC Funds in which the Fund may invest are generally expected to be structured as one or more limited partnerships (or the equivalent, depending on the jurisdiction), in which case the Fund will participate as a passive limited partner in such CVC Fund. As a result, the Fund (and therefore, indirectly its investors), will be wholly reliant on the skills, judgement, methods and management of the general partners, managers and/or operators of the CVC Funds in which the Fund may invest and their respective advisors, and the ability of the same to successfully implement the investment strategy and objectives for the CVC Funds.

Moreover, while limited partners participating in CVC Funds will generally be expected to have certain consent and/or voting rights based on their respective commitment amounts to the CVC Fund (including, for example, the ability to vote to remove the general partner, manager and/or operator of the CVC Funds in certain circumstances), the Fund, as an investment fund managed, operated and/or advised by either the same or affiliated entities to those managing, operating and/or advising the CVC Funds in which it invests, may not be afforded the benefit of any such voting and/or consent rights under the terms of the fund documentation of the relevant CVC fund, as with other, non-related-party, investors. Instead, any voting or consent rights that the Fund might otherwise have in respect of its investment in a CVC Fund may be treated as “non-voting interests” and therefore excluded from participating in any consents or votes in connection with the activities of the CVC Fund. While the interests of investors in a CVC Fund are generally expected to align, there can be no guarantees of this and investors may vote or exercise consent rights with respect to their interests in a CVC Fund according to their own respective interest. Prospective investors should note therefore that the exercise of votes and/or consent rights by other investors in a relevant CVC Fund may not necessarily align with the interests of the Fund (and indirectly its Shareholders) as an investor in the CVC Fund, and as a result decisions may be made with respect to the operations and activities of the relevant CVC Fund in a manner disadvantageous to the interests of the Fund (and, indirectly, its Shareholders). For example, circumstances could arise where the CVC general partner, manager or operator of a CVC Fund is replaced by a non-CVC general partner, manager or operator (including, subject to the terms of the fund documentation of the CVC Fund, for no-fault on the part of the outgoing CVC general partner, manager or operator), as a result of which certain changes may be made to the investment strategy and/or objectives of the relevant CVC Fund and/or certain benefits secured by the Fund in respect of its investment in a CVC Fund may cease to apply, all of which may be detrimental to the Fund’s in the relevant CVC Fund.

To the extent that the Fund does secure the benefit of any voting rights/consents with respect to a CVC Fund, then any such voting rights/consents will be exercised by the Adviser on behalf of the Fund at its discretion, and the Adviser will not be required to seek any input or direction as to how to exercise such consent or voting right from the Shareholders. Accordingly, while the Adviser shall take account of the interests of the Fund in determining how to exercise any such consent or voting rights, it shall not be required to take account of the interests of an individual Shareholder or group of Shareholders and their specific circumstances. Votes and/or consents may therefore be exercised in a manner that a Shareholder does not agree with, or otherwise considers disadvantageous to its own specific interests and/or circumstances.

Shareholders should also be aware that the terms governing the Fund’s investment in a CVC Fund in a Pooled Fund Secondary will not be expected to be negotiated on behalf of the Fund. Typically, investors participating in a CVC Fund will conduct a certain level of due diligence as well as engaging legal counsel and/or other advisors (such as tax and regulatory advisors) prior to subscribing for interests in the relevant CVC Fund. Given that both the Fund and the CVC Funds in which it may invest are expected to be managed by CVC Entities, and the fact that the Fund is expected to generally be a minority investor in the CVC Funds, the Adviser does not anticipate conducting any such corresponding due diligence or engaging legal or other advisors in connection with its potential investments into CVC Funds. Instead, the Fund will rely on the Adviser having knowledge of the investment strategies of the CVC Funds in which it may invest (by virtue of the Adviser and/or one or more of its affiliates also acting as the manager or in a similar capacity with respect to such CVC Fund), together with any negotiations undertaken by other investors in such CVC Fund which have the effect of benefiting investors in general (i.e. by securing investor-friendly changes to the fund documentation governing such CVC Fund). It should, however, be noted that while the interests of prospective investors in a CVC Fund are generally expected to align in terms of securing changes to the fund documentation governing the CVC Fund, circumstances may arise where changes are secured that may be viewed as beneficial by certain prospective or actual investors in the CVC Fund, but not necessarily by all prospective or actual investors (which may include the Fund). Investors negotiate the terms of their investment based on their own specific requirements, and without regard to the interest of any other actual or prospective investors, and thse extent of investor negotiations (which could, but will not necessarily, indirectly benefit the Fund) may vary between the CVC Funds in which the Fund may invest (including, in particular, due to the vintage and size of the fund and the relative negotiating power of the investors when making their commitments to the fund) and accordingly no reliance can or should be placed on the due diligence and other assessments made by other investors in determining whether to invest in a relevant CVC Fund. Similarly, as noted above, investors may during the term of a relevant CVC Fund consent to changes that are not necessarily in the interests of the Fund, taking into account its own specific circumstances. In addition, while the Fund is expected to have the benefit of any “Most-Favored Nations” provision under the terms of the fund documentation governing the CVC Fund, where applicable, it should be noted that certain other investors in such CVC Fund may negotiate the benefit of certain terms related to their investment in such CVC Fund that are not available to the Fund pursuant to any such “Most-Favored Nations” process. This may include, for example, terms that are negotiated based on such other investor’s legal, regulatory or tax status or requirements, terms that are available subject to certain conditions being satisfied that may not be met by the Fund (including, for example, discounts to the priority profit share (or similar), management fee and/or carried interest (or similar) and other beneficial economic terms based on the size and/or timing of a commitment made to such CVC Fund) as well as other beneficial terms that are generally not available for election by other investors as part of such “Most Favored Nations” process.

Further Conflicts Associated with Liquidity in relation to Investment in CVC Funds

As the Adviser of the Fund and the manager of, or an affiliate of the manager of, the CVC Funds in which the Fund may be invested, a conflict of interest may arise for the Adviser where the Fund requires further liquidity or where there are competing payments to be made which require funding and therefore additional liquidity. In such circumstances, it will generally be in the Adviser’s interest to ensure that the payment of the Fund’s liabilities to the CVC Funds are prioritized ahead of any payments otherwise due to Shareholder, subject to applicable law. Further, the Adviser may take actions to dispose of the Fund’s investments as quickly as possible (including, subject to applicable law, where doing so would be at a discount to their underlying value, where such disposal is to another CVC Entity, another fund managed by the Adviser or its affiliate or a strategic partner and where the Fund would not be required to offer existing Shareholders pre-emption or similar rights in respect of such disposal), and similar actions. Any prioritization to meet competing payments that are due (or anticipated to become due) will be made by the Adviser in its discretion. Although the Adviser will have regard to the interests of the Fund when having to prioritize, this will require an exercise of judgement as to which payments should be prioritized ahead of others, which may not always result in the most favorable outcome for the Fund and its investors. Moreover, in such circumstances, the Adviser may agree to another CVC Entity providing a source of liquidity to the Fund, including by such CVC Entity (a) purchasing Shares of the Fund or its relevant holding entities (which may have the effect of diluting the interests of other Shareholders), (b) providing the Fund with a credit facility (which may result in the Fund having to bear interest costs, arrangement fees and other amounts in addition to assuming priority repayment obligations in respect of amounts borrowed), (c) subject to the 1940 Act’s limitations on “cross-trades,” purchasing one or more investments held by the Fund (which may be at a discount to NAV for the relevant investment and may represent those select investments held by the Fund that the relevant CVC Entity considers most attractive and is therefore willing to acquire) or (d) other arrangements with similar intentions, each of which may be made on terms the Adviser considers reasonable having regard to the circumstances and which may conflict with the interests of the Fund and Shareholders and may be advantageous to certain Shareholders (i.e. those seeking liquidity through redemptions) but disadvantageous to others (i.e. those not seeking liquidity through redemptions).

Where it is intended that the Fund makes a disposal of one or more of its investments (whether to a third party or, subject to the 1940 Act, one or more CVC Entities or another fund managed by the Adviser or its affiliate), the Adviser will have discretion as to the identity of the investments to be disposed, the identity of the acquiring party(ies), the pace and frequency of the disposal(s), the basis on which investments are selected to be disposed (for example, the Fund could dispose of specific individual investments, dispose of portions of each investment (or a certain group of investments) on a pro rata basis, dispose of investments of a particular strategy, asset or geographical focus, vintage, etc.) and, subject as otherwise set out in the Prospectus or the Declaration of Trust, the process and terms of such disposal.

In circumstances where the Fund disposes of investments for purposes of generating further liquidity to service redemption requests, Shareholders should note that there may be a conflict of interest between each of the Adviser, the redeeming Shareholders and the remaining Shareholders in securing such liquidity. Generating liquidity in such a manner may cause the Fund’s NAV to fall more than it otherwise would have, as a result of the Fund disposing of its investments at a price lower than their NAV in order to generate liquidity. In addition, the Adviser will be required to appropriately balance the interests of redeeming Shareholders against those Shareholders which are not in, or are further behind in, the process of redeeming their Shares. Such disposals made in order to service redemption requests may lead to Shareholders which are not redeeming Shares or are further behind in the process of redeeming their Shares, holding Shares or redeeming Shares at a NAV per Share which is lower than it otherwise would have been the case had such disposals not been made (for example, because such disposals were made at a discount to the NAV of the relevant Investment). In such circumstances, the Adviser may not be able to act in the best interests of all Shareholders (whether they redeem their Shares or remain as Shareholders). Where the Fund has disposed, or the Adviser in good faith anticipates the Fund disposing, of investments at a price lower than their NAV in order to generate liquidity, the Adviser may reflect this by reducing the Fund’s NAV accordingly which may therefore cause Shares which are to be subsequently redeemed, redeemed at a price lower than otherwise would have been the case, had such disposal(s) at a price lower than the NAV of the relevant investment(s) not occurred.

Co-investment Alongside CVC Funds

The investment strategies for the Fund include making co-investments alongside the CVC Funds, subject to the 1940 Act and the terms of any applicable Co-Investment Order or other exemptive relief. Investors should note that guarantees or assurances cannot be given as to the availability of co-investment opportunities for the Fund, which will be subject to various considerations and the Co-Investment Order or other exemptive relief. When investment opportunities are appropriate for one or more CVC Fund and the Fund, CVC is committed to allocating investment opportunities among the Fund and other CVC Funds in a manner that, over time, is on a fair and equitable basis.

Although, as a general matter, Sections 17 and 57 of the 1940 Act restrict the ability of registered investment companies to engage in transactions with “affiliated persons,” such as transactions between the Fund and other CVC Funds, registered investment companies may rely on historical SEC staff interpretations of the 1940 Act, or on regulations promulgated by the SEC under Sections 17 and 57, to engage in such transactions in certain limited circumstances. Alternatively, a registered investment company may apply to the SEC for an individualized exemptive order (commonly known as a “co-investment order”) that permits a broader range of affiliated transactions, subject to a variety of conditions and requirements to be found in each such co-investment order. As discussed in “Investment Objective and Strategy— Types of Secondary Investments Strategies,” the Adviser and the Fund intend to apply for the Co-Investment Order, pursuant and subject to which the Fund would be permitted to co-invest alongside CVC Funds in a broader range of affiliated transactions. The Co-Investment Order, if any, may also contain certain conditions that limit or restrict the Fund’s ability to participate in an investment or may require that the Fund participate in an investment to a lesser extent than the Adviser would desire. The inability to receive the desired allocation to potential investments under the Co-Investment Order may affect the Fund’s ability to implement its investment strategy or achieve its investment objectives.

Under the terms of the Co-Investment Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees would be required to make certain conclusions in connection with certain proposed co-investment transactions, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned and (2) the proposed transaction is consistent with the interests of the Fund’s shareholders and the policy of the Fund as recited in its public filings, its registration statement, and its reports to shareholders.

The allocation of co-investment opportunities will or may involve a benefit to CVC including, without limitation, fees or carried interest from the co-investment opportunity. In addition, CVC may be incentivized to offer the Fund the opportunities to co-invest alongside CVC Funds since the amount of carried interest and/or management fee to which CVC is entitled under the arrangements with the Fund may be more attractive than the amount of carried interest and/or management fee to which CVC would be entitled under the arrangements with other co-investors (or vice versa, which have the effect of reducing the availability of co-investment opportunities that are presented to the Fund for investment). Such incentives may give rise to conflicts of interest.

To the extent that co-investments are made by the Fund, then conflicts of interest may arise as between the Fund and the relevant CVC Fund participating in such investment, including with respect to their respective rights relating to such jointly held Investment. In particular, while it is expected that the interests of the Fund will generally align with those of any relevant CVC Fund alongside which the Fund may invest, situations may arise in which actions taken by the manager, general partner or operator of one or more CVC Funds alongside which the Fund may invest do not necessarily work in the best interests of the Fund and, indirectly, its investors. It should be noted, in this respect, that the managers, operators and general partners of the relevant CVC Funds owe fiduciary duties in respect of those CVC Funds in respect of which they act as the general partner, operator or manager and are not required to take into account the interests of the Fund or its investors when making investment decisions with respect to a relevant portfolio company in which both a relevant CVC Fund and the Fund holds an investment. Since the Fund will invest alongside one or more relevant CVC Funds on substantively the same terms, this may give rise to conflicts. Such conflicts may arise, for example, because the provisions of a relevant CVC Fund require the divestment of an investment (e.g. because of the end of the term of such relevant CVC Fund) in circumstances where the Fund would not necessitate the same action (other than as a result of the Fund being required to generally hold the investment on substantively the same terms as the relevant CVC Fund). In this situation, the Fund could be required to divest its interest in the relevant investment in circumstances where, had such investment not been held alongside the relevant CVC Fund, it may have been retained for divestment at a later date. Investors should therefore be aware that the nature of the Fund and its objective of participating in investments alongside one or more relevant CVC Funds means that the interests of the Fund and decisions taken with respect to investments may not always align with the relevant CVC Funds alongside which the Fund participates in such investments, and such conflicts generally present a risk to the performance of the Fund. Similar issues may arise by virtue of the different make-up of investors in any relevant CVC Fund alongside which the Fund may invest, as compared with the make-up of Shareholders in the Fund.

Investors in a relevant CVC Fund alongside which the Fund may invest may have conflicting investment, tax and other interests with respect to their investment in a portfolio company in which the Fund also participates, including conflicts relating to the structuring of investment acquisitions and realizations. Conflicts may arise in connection with recommendations made to the manager, operator or general partner of, or decisions taken in respect of, a relevant CVC Fund regarding the nature or structuring of an investment that may be more beneficial to one or more investors in the relevant CVC Fund but which are not necessarily beneficial to the Fund and its investors, especially with respect to tax matters. In structuring, acquiring and disposing of investments in which the Fund may also participate, the manager, operator or general partner of the relevant CVC Fund will consider the investment and tax objectives of the relevant CVC Fund (as applicable) and its investors as a whole, not the investment, tax, or other objectives of any single investor in the relevant CVC Fund, nor the not the investment, tax, or other objectives of the Fund or any of its investors.

Follow-On Co-Investments

Following a relevant CVC Fund’s and the Fund’s initial investment in a co-investment opportunity, such relevant CVC Fund may decide to make additional investments in, or with respect to, such co-investment opportunity, in which case the Fund will be offered the opportunity to also make an additional investment in such co-investment opportunity. In certain circumstances the relevant CVC Fund and/or the Fund may be prevented from doing so, including due to having insufﬁcient commitments available for such additional investment, because such additional investment represents a de minimis amount (in which case such additional investment opportunity may not be presented or offered to the Fund for participation) or because the 1940 Act or Co-Investment Order restricts the Fund’s ability to participate in such follow-on investment. In addition, CVC may elect, on behalf of the Fund, not to participate in its share of a relevant follow-on co-investment opportunity. Any decision not to make follow-on investments may have a substantial negative effect on the portfolio company in need of such an investment, may result in a lost opportunity for the relevant CVC Fund and/or the Fund to increase its participation in a successful enterprise, may result in the investments in the portfolio company becoming diluted and if the follow-on investment is offered at a discount to market value, may result in a loss of value for the relevant CVC Fund and the Fund.

Default and Contractual Breach in relation to Investment into CVC Funds and/or Co-investment Alongside CVC Funds

To the extent that the Fund defaults on its commitment to a CVC Fund or in respect of a co-investment alongside a CVC Fund or otherwise breaches the terms of its investment in such CVC Fund or co-investment alongside such CVC Fund, conflicts of interest will arise as to what remedies are pursued given that the manager, general partner or operator of such CVC Fund or co-investment vehicle may be the same as CVC, or will otherwise be affiliated with CVC. In these circumstances the general partner, manager and/or operator of the CVC Fund or co-investment vehicle will act in a manner that it considers consistent with its fiduciary duty to act in the best interests of the CVC Fund or co-investment vehicle, and as a result investors in the Fund should not expect any more favorable treatment than that which would be applied to any third-party investor in the relevant CVC Fund or co-investment vehicle in similar circumstances.

Conversely, circumstances may arise where the general partner, manager and/or operator of a CVC Fund in which the Fund may invest breaches a contractual undertaking or obligation, or non-contractual duty, to one or more investors in the CVC Fund, including, as the case may be, the Fund. Such a breach may, for example, involve a breach of an investment restriction in the governing documents for the CVC Fund, which may result in losses for investors in the CVC Fund (including the Fund). This creates potential conflicts of interest, since the Adviser (or one of its affiliates), as the entity responsible for taking actions and making determinations on behalf of the Fund (including, as the case may be, deciding whether or not to pursue remedies for contractual or other breaches) is also expected to be the general partner, manager and/or operator with respect to the CVC Fund. Moreover, unlike third party investors in a CVC Fund, the Fund may be restricted from exercising voting rights and/or remedies that might otherwise be available in such circumstances in the absence of the Fund being managed, advised and/or operated by a CVC Entity. As such, the Fund’s recourse in such circumstances may be limited and the Fund would be reliant on other investors in the CVC Fund pursuing remedies that would apply generally to all investors in the relevant CVC Fund (including the Fund).

Allocation of Investment Opportunities

CVC will, from time to time, be presented with investment opportunities that fall within the investment objectives of the Fund and one or more CVC Fund (although the Fund may make unique investments that are not shared by CVC Funds), and in such circumstances, CVC will allocate such opportunities (including any related co-investment opportunities) among the Fund and such CVC Funds on a basis that CVC determines to be fair and reasonable (which may result in the Fund not participating and/or not participating to the same extent in such investment opportunity), subject to applicable law, including the 1940 Act, the Advisers Act, and any applicable Co-Investment Order, and in accordance with its allocation policies in place from time to time.

As described above, the Adviser intends to apply for the Co-Investment Order, which would allow the Fund greater flexibility to co-invest alongside other CVC Funds, and permits the Fund greater flexibility to negotiate the terms of co-investments if its Board determines that it would be advantageous for it to do so. Apart from the intended Co-Investment Order, the Fund may also co-invest alongside CVC Funds pursuant to other regulations and interpretations of the 1940 Act, for example if the only term negotiated as to the investment is price.

The Adviser intends to adopt policies that require it to be promptly notified of any potential opportunity that falls within the Fund’s investment objectives and which any applicable investment criteria established by the Independent Trustees pursuant to any Co-Investment Order. When the Adviser is so notified of an opportunity, it will make an independent determination of the appropriateness of the investment for the Fund in light of the Fund’s then-current circumstances. Allocation decisions may, without limitation, take into account factors such as the sourcing of the transaction, the nature of the investment focus of each such CVC Fund, the relative amounts of capital available for investment, any restrictions set out in the Prospectus or SAI, and the terms of the governing document of such CVC Fund, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals for the Fund and each such CVC Fund, the timing of capital inflows and outflows and anticipated capital commitments and subscriptions, liquidity profile, including during a ramp-up or wind-down period, applicable concentration limits and other investment restrictions (including, without limitation, the need to resize positions to avoid breaches of applicable investment restrictions), mandatory minimum investment rights and other contractual obligations applicable to participating funds (as discussed further below), portfolio diversification, regulatory restrictions applicable to participating funds, the anticipated regulatory treatment of or restrictions on the investment, including any requirement to provide information on the Fund (or its underlying investors) to any regulatory authority or body in any jurisdiction including, but not limited to, for compliance with any foreign direct investment controls, anti-trust or financial services change of control requirements, related filing requirements, or requests for information in respect thereof, that may apply in a relevant jurisdiction, vehicles and accounts and investors that could limit the Fund’s ability to participate in a proposed investment, the avoidance of odd-lots or cases where a pro rata or other defined allocation methodology would result in a de minimis allocation to one or more participating funds, vehicles and accounts, the overall risk profile of a portfolio. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by the Fund and other CVC Funds, the allocation policies and procedures provide that allocations among the Fund and other CVC Funds will generally be made pro rata, based on the Fund’s and each CVC Fund’s initial pre-transaction demand, subject to the terms of any applicable Co-Investment Order. The outcome of any allocation determination by CVC will at times result in the allocation of all of an investment opportunity to the Fund, none of an investment opportunity to the Fund or in allocations that are otherwise on a non-pro rata basis and could result in the Fund co-investing in an investment opportunity alongside CVC Funds, in either the same or different parts of the target’s capital structure. Such co-investments at different levels of an issuer’s capital structure inherently give rise to conflicts of interests or perceived conflicts of interests between or among the various classes of securities that may be held by such entities.

CVC will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has insufficient capital to pursue the investment, the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, the 1940 Act or Co-Investment Order restricts the Fund’s ability to participate or the investment is not appropriate for the Fund for other reasons as determined by the Adviser. If the Adviser determines that an investment opportunity is not suitable for the Fund, the Fund will not participate in the investment opportunity. Such determination could also result in the dilution of the Fund’s interest in any existing investment to the extent that such investment opportunity constitutes a follow-on investment in respect of an existing Fund investment.

CVC could determine at any point prior to the closing of an investment opportunity that any such investment opportunity that was initially allocated to the Fund based on information available to CVC at the time the allocation decision is made should subsequently be reallocated in whole or in part to one or more CVC Funds (and vice versa) based on subsequent information received by CVC in respect of such investment opportunity, subject to the terms of any Co-Investment Order and applicable law.

Except as described above with respect to any applicable Co-Investment Order, the Fund does not benefit from any mandatory minimum investment rights or minimum investment thresholds. As business opportunities arise, CVC may launch new funds, strategies, platforms, investment vehicles (open- and close-ended) from time to time. The terms of such future products may include mandatory investment minimums, exceptions to those minimums and the allocation of voting rights with respect to portfolio companies.

Allocation of such opportunities by CVC requires it to make subjective judgements, which involves inherent conflicts and risks that assumptions regarding investment opportunities will not ultimately prove correct.

Co-investment Opportunities; Abort Costs

CVC is not required to and in most circumstances will not seek reimbursement of abort costs (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such abort costs include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses. Prospective investors in the Fund should also note that to the extent that any abort costs or similar costs are incurred in respect of any proposed investment which does not proceed to completion, such costs may be borne by the Fund and may not be shared by any co-investment vehicle established for the purposes of investing alongside the Fund. Accordingly, investors in the Fund will bear a greater share of such costs than would otherwise be the case if any such co-investment vehicle were to bear its share of any such costs. Subject to the terms of any applicable Co-Investment Order, CVC has the discretion to allocate a portion of the Fund’s commitments to pre-existing investments of the Interested Parties. The Interested Parties will often have different investment objectives and limitations, such as return objectives and maximum hold period. Conflicts of interest may arise in allocating capital to these transactions, as well as transactions in which the Fund is co-investing with an interested party. Even if the Interested Parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items.

Use of Leverage

The Fund is expected to employ leverage for any purpose permitted by the Prospectus and in each case subject to the limitations under the 1940 Act. The use of leverage by the Fund and other circumstances may require (under the terms of such leverage) or otherwise cause the Adviser to seek to manage the Fund’s investments differently than it otherwise would in the absence of such leverage. For example, if certain investments experience a default event as defined under the applicable credit agreement relating to such leverage, the lender may have the right to certain investments held by the Fund as collateral in connection with such default event, irrespective of whether such relevant investments benefitted from the application of such leverage. The lender taking possession of and likely selling such assets may have negative consequences to any other compartments of the Fund holding participations in the same assets as such sale may negatively affect the value of such assets. Moreover, the Fund may, under the applicable credit agreement, have the option to take any actions as it deems necessary to address such default event in lieu of the lender exercising its right to the assets of such compartments. The interest expense and other costs of any borrowings will be Fund expenses and, accordingly, may decrease net returns of the Fund. In addition, borrowings invested in portfolio investments are generally expected to increase the Management Fees charged by the Adviser. In light of the foregoing, the Adviser and its respective affiliates have an incentive to increase the amount of borrowings and the amount of time such borrowings are outstanding. The Fund has no obligation to enter into any borrowing facilities or other credit arrangements.

Other Fees; Fees from Underlying Issuers

Subject to applicable law, including the 1940 Act, CVC (including any CVC Entity that is a broker-dealer) may receive fees from portfolio entities and/or third parties as compensation for arranging, underwriting, syndicating or refinancing loans and/or other investments or other additional fees, including loan structuring fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing fees) and administrative fees, and fees for advisory or asset management services and/or the monitoring, oversight and/or restructuring of loans, consulting, commitment, syndication (including any fees arising from arranging, syndicating or performing similar services in respect of bridge financings), origination, organizational, administrative (including treasury, collateral management and affirmation/confirmation), financing, placement, investment banking and divestment fees and other fees for services. In addition, in certain cases, CVC may receive fees, from or with respect to investments and/or portfolio entities and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, syndication (including bridge financing), divestment and similar fees. In addition, in certain instances, the Adviser and/or persons affiliated with the Adviser may receive fees (including fees from portfolio entities), including incentive fees or similar compensation, paid and/or borne by third parties in connection with the Fund’s investment activities which will not reduce the Management Fee payable by the Fund. For example, this may include fees associated with capital invested in connection with a joint venture in which the Fund participates and/or fees associated with capital invested by co-investors and/or other third parties relating to investments in which the Fund participates. Investors in the Fund will not receive the benefit of any fees relating to such investments or as described above other than as specifically set forth in the relevant supplement. In addition, the Adviser and its personnel may receive certain intangible and/or other benefits and/or discounts and/or perquisites arising or resulting from their activities on behalf of the Fund will not be subject to Management Fee offset or otherwise shared with the Fund, its investors and/or portfolio entities.

Investors in the Fund will not receive the benefit of any fees received by the Adviser, including any fees received with respect to CLOs sponsored, managed or advised by any CVC Entity or any CVC Fund or other investment vehicle sponsored, managed or advised by CVC and its subsidiaries, directly or indirectly, including from portfolio companies or underlying issuers.

Transaction and Other Fees

The Fund and/or its investments may be counterparties or participants in agreements, transactions or other arrangements with investments of CVC Funds that, although CVC determines to be consistent with the requirements of the 1940 Act, the Prospectus and the Fund’s governing documents, may, in certain cases, replace agreements, transactions and/or arrangements with third parties, may not have otherwise been entered into but for the affiliation with CVC, and may involve fees, servicing payments and/or other benefits accruing directly or indirectly to the Fund or CVC Funds (and thereby indirectly to CVC) which shall not be offset against the Management Fee. In certain cases, these agreements, transactions and other arrangements may be entered into either with active participation by CVC or by the applicable portfolio companies or the portfolio companies’ management teams independently of CVC. Such agreements, transactions and arrangements between portfolio companies of the Fund and portfolio companies of CVC Funds would not generally be regarded as giving rise to a conflict of interest where they are negotiated between members of management of the portfolio companies that are independent of CVC and without the active participation of members of CVC. Where the Adviser determines that there is a conflict, including possibly because members of management are not sufficiently independent of CVC, the Adviser will take actions to resolve the conflict, in accordance with its then-applicable procedures and policies for addressing conflicts, and subject to the oversight of the Board.

Furthermore, CVC may be entitled to receive cash and non-cash breakup, directors’, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions and other rights in respect of securities owned by the Fund. Investors will receive the benefit of such fees which are attributable to an investment made and retained by the Fund (net of any applicable value added taxes). The amount of any such fees attributable to other participants in the investment (including, as the case may be, any CVC Fund, co-investment vehicles or managed account arrangements) will not result in an offset of the Management Fees payable by investors in the Fund.

Allocation of Fees and Expenses

The appropriate allocation of fees and expenses generated in the course of making and evaluating investments for the Fund and the Interested Parties will be determined by the Adviser subject to applicable law, including the 1940 Act, and the oversight of the Board.

Compensation Arrangements

CVC and CVC Executives have certain compensation arrangements with the Interested Parties, which may include, without limitation, arrangements for monitoring fees and incentive compensation. The Fund will not participate in any amount so received from such arrangements. CVC and CVC Executives will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, which will not offset or reduce the Management Fee or otherwise be shared with the Fund, its portfolio companies or its investors. For example, airline travel or hotel stays will result in “miles” or “points” or credit in loyalty or status programs, and such benefits will, whether or not de minimis or difficult to value, inure exclusively to the benefit of the persons receiving it, even though the cost of the underlying service is borne by the Fund as operating expenses or by its portfolio companies. Similarly, the persons and third parties designated by the foregoing, may also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies.

Portfolio Companies as Counterparties

Subject to applicable, law, including the 1940 Act, portfolio companies may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds or arrangements managed, operated and/or advised by CVC which may not have been entered into but for the association with CVC, and which may involve fees and/or servicing payments to CVC which are not subject to offset against the Management Fee.

CVC Capital Partners plc as a Public Company

As a consequence of CVC Capital Partners plc’s status as a public company, CVC may take into account certain considerations that would not necessarily be taken into account if CVC Capital Partners plc were not a public company. Circumstances could arise in which decisions are taken by the CVC Capital Partners plc board in the interests of CVC Capital Partners plc and its shareholders which may not necessarily align with the interests of the Fund. For example, CVC Capital Partners plc could, in some circumstances, be obligated to make disclosures to its shareholders that could directly or indirectly have an impact on the Fund.

The foregoing list of potential conflicts does not purport to be a complete enumeration or explanation of the conflicts involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to acquire Shares. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different conflicts. By acquiring Shares, each investor will be deemed to have acknowledged the existence of any of the above-mentioned actual or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law, including the 1940 Act, which cannot be waived or modified.]

Management of the Fund

Trustees and Officers

The Board is responsible for the overall management of the business and affairs of the Fund. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board. Certain Trustees and officers of the Fund are affiliated with CVC, the parent entity of the Adviser.

Adviser

CVC Secondary Partners (U.S.), LLC serves as the investment adviser to the Fund. The Adviser is a registered investment adviser, provides administrative and certain oversight services to the Fund and supervises the day-to-day management of the Fund’s portfolio. As of [●], 2026, the Adviser’s total assets under management were approximately $[●] [billion].

CVC

CVC is a leading global alternative investment manager with complementary strategies, including those across private equity, secondaries, credit and infrastructure. CVC has a large, geographically-diverse network of offices throughout Europe, the Middle East and Africa, the Americas and Asia. CVC believes that the breadth and depth of this global platform provide it with a strong competitive advantage to originate investment opportunities and bring to bear its collective resources for the benefit of the Fund and its portfolio company investments.

CVC believes that a high degree of collaboration prevails globally across the platform, which is, in part, the result of CVC’s longstanding heritage and culture that prioritises entrepreneurial spirit across its local office network, with an emphasis on cross-team collaboration, focused on building better businesses. This ethos, combined with CVC’s distinctive incentivisation structure, used to directly align investment professionals to the outcome of the specific transaction, underpins CVC’s investment activities across the entire network.

CVC believes that, since inception, it has demonstrated a proven ability to generate consistently strong returns for its investors across multiple market, economic and political cycles.

Portfolio Management

The personnel of the Adviser who currently have primary responsibility for management of the Fund’s portfolio are:

[To come by pre-effective amendment]

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Investment Management Agreement

CVC Secondary Partners (U.S.), LLC serves as the investment adviser to the Fund (the “Adviser”) and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Management Agreement

Under the Fund’s Investment Management Agreement with the Adviser, subject to the supervision and direction of the Board, the Adviser is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and causing the Fund to purchase and sell assets, including the day-to-day management of the Fund’s portfolio, and provides administrative and management services necessary for the operation of the Fund.

The Adviser also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxy statements; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, administrator, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s Investment Management Agreement will continue in effect, unless otherwise terminated, until two years from its effective date and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) with such Independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s Investment Management Agreement provides that the Adviser may render services to others. The Fund’s Investment Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s trustees, or by the Adviser on not less than 60 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s Investment Management Agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

A discussion regarding the basis for the approval by the Board of the Investment Management Agreement will be available in the Fund’s initial shareholder report once it commences operations.

In rendering investment advisory services to the Fund, the Adviser expects to use the advisory services, personnel and other resources of CVC Secondary Partners, LLP (“CVC LLP”), a foreign affiliate of the Adviser that is not registered under the Advisers Act. CVC LLP acts in accordance with applicable no-action and other SEC guidance mandating that CVC LLP remains subject to the regulatory supervision of both the Adviser and the SEC as well as in accordance with the participating affiliate agreement entered into between the Adviser and CVC LLP. Pursuant to such arrangement, certain services may be performed for the Adviser by employees who are also employees of CVC LLP. In addition, CVC LLP is subject to certain global CVC and Adviser policies and procedures as well as supervision and periodic monitoring by the Adviser. CVC LLP also is required to keep certain books and records in accordance with the requirements under the Advisers Act and to submit designated personnel of CVC LLP to requests for information or testimony before SEC representatives. From time to time, the Adviser could enter into new participating affiliate relationships, or terminate existing participating affiliate relationships. The Fund pays no additional fees and expenses as a result of such arrangement.

Management Fee

In consideration of the services provided by the Adviser, the Fund or its affiliates pays the Adviser a quarterly Management Fee at an annual rate of [●]% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month. For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within [5 business days] after the completion of the net asset value computation for the quarter. Monthly installments for any period less than a full calendar month shall be prorated on the basis of the actual number of days in the period. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Adviser has contractually agreed to waive its Management Fee in full for a one-year term from the date the Fund commences operations. Unless otherwise extended by the Adviser, the Management Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of [●]%.

Purchased Shares are incorporated into the beginning of month net asset value and included in the computation of the Management Fee payable. Share repurchases are included in the computation of the Management Fee and Incentive Fee payable through the Determination Date as described in “Repurchase of Shares.”

The Management Fee and Incentive Fee, if any, is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. This Management Fee is separate from the Incentive Fee that the Adviser receives in the event that specified investment returns are achieved by the Fund. The Management Fee is payable in cash. The Adviser may pay all or any portion of the Incentive Fee to one or more affiliates of the Adviser.

Incentive Fee

The Adviser will be entitled to receive an Incentive Fee of up to [●]% of Total Return, subject to an [●]% annual Hurdle Amount and a High Water Mark with [●]% Catch-Up (each as defined below). Such allocation will be measured and allocated or paid annually and accrue monthly (subject to pro-rating for partial periods) based on the cumulative Total Return for the then-current Reference Period through the applicable month-end, after giving effect to any Loss Carryforward Amount as described below.

Specifically, for each Reference Period, the Adviser will be entitled to receive an Incentive Fee in an amount equal to:

•
First, if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, the “Excess Profits”), [●]% of such Excess Profits until the total amount allocated to the Adviser equals up to [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Adviser pursuant to this sub-paragraph (any such amount, the “Catch-Up”); and
•
Second, to the extent there are remaining Excess Profits, up to [●]% of such remaining Excess Profits.

The Adviser may elect to receive the Incentive Fee in cash or Shares. The Adviser may, in its sole discretion, elect to waive all or any portion of the Incentive Fee.

“Total Return” for any period since the end of the prior Reference Period (as defined below) shall equal the sum of:

i.
all distributions accrued or paid (without duplication) on Shares of the Fund outstanding at the end of such period since the beginning of the then-current Reference Period; plus
ii.
the change in aggregate NAV of such Shares of the Fund since the beginning of the Reference Period before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares of the Fund, (y) any accrual to the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses; minus

iii.
all operating expenses of the Fund but excluding applicable expenses for the Distribution and Servicing Fee.

For the avoidance of doubt, the calculation of Total Return will include any appreciation or depreciation in the NAV of the Fund’s Shares issued during the then-current Reference Period, treat any withholding tax on distributions paid by or received by the Fund as part of the distributions accrued or paid on Shares of the Fund, exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during a Reference Period means that amount that results in an [●]% annualized internal rate of return on the NAV of Shares of the Fund outstanding at the beginning of the then-current Reference Period and all Fund Shares issued since the beginning of the then-current Reference Period, calculated in accordance with recognized industry practices and taking into account:

i.
the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all operating expenses of the Fund but excluding applicable expenses for the Distribution and Servicing Fee; and
ii.
all issuances of the Fund’s Shares over the period.

The ending NAV of Shares of the Fund used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fee. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase as described above.

Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares repurchased during the applicable Reference Period, which Shares will be subject to the Incentive Fee upon repurchase as described above. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark”.

“Reference Period” means each calendar month provided that the initial Reference Period shall be the period from the commencement of investment operations to the next calendar month end.

The Incentive Fee will accrue monthly and be paid annually to the Adviser. The Adviser may pay all or any portion of the Incentive Fee to an affiliate of the Adviser.

The Adviser does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Carry Forward Amount and reduce future Incentive Fee payments.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

Payment of Management Fee or Incentive Fee in Shares

The Fund may apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Adviser all or a portion of its Management Fee and/or Incentive Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Management Fee or Incentive Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

Fund Expenses

All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services to the Fund, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund, except as otherwise permitted by the Investment Management Agreement or herein.

[The Fund will bear all other expenses to be incurred in its operation (including to the extent such operations are performed by the Adviser or its affiliates), including, without limitation, advisory fees; incentive fees; distribution fees; fees for administrative services; servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization and offering expenses associated with the Fund’s public and private offerings, including this offering and offerings by feeder vehicles (which primarily hold Shares and in turn offer interests in such feeder vehicles); the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs); research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes; legal expenses (including in connection with investment activities); all fees and expenses of provider of outsourced technology solutions provided in relation to the offering of the Shares (including but not limited to digital subscription process, digital redemption process, performance reporting dashboard, benchmark, portfolio reporting, cash flow projection); expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of Shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers expenses of registering and qualifying Shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; fees and expenses of Trustees not also serving in an officer capacity for the Fund and the Adviser; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, government investigation or other proceeding, and if applicable, settlement expenses and any non‑recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto; expenses of the administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; compliance, fund accounting, regulatory reporting, and tax reporting services; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; the termination, winding-up and liquidation of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business, including the Fund’s allocable portion of the cost of the Fund’s chief compliance officer, treasurer, secretary, shareholder relations personnel and their respective staffs; and such non‑recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s trustees, officers and/or employees or agents with respect to these actions, suits or proceedings. It also is understood that if the Adviser or any of its affiliates provide accounting services to the Fund, the Fund will reimburse the Adviser and its affiliates for its costs in providing such accounting services to the Fund.]

For the avoidance of doubt, it also is understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates, as applicable, for its costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent, utilities, office maintenance, office supplies and hardware, storage, human resources and benefits administration, technology and software costs and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses). Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

The Adviser has contractually agreed to limit the organizational and offering expenses incurred by the Fund to an aggregate amount of $[●] million. Any organizational and offering expenses incurred by the Fund in excess of such amount will be borne by the Adviser, not by the Fund, and will not be subject to recoupment by the Adviser.

Net Asset Valuation

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The net asset values of Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class. Determination of net asset value is made in accordance with U.S. generally accepted accounting principles.

The Board has approved procedures pursuant to which the Fund will value its investments (the “Valuation Policy”). The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board oversees the Adviser’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In its fair valuation process, the Adviser may consult with CVC to seek any unique insights CVC may have regarding the value of the Fund’s private market investments. However, CVC will not determine the fair values assigned to the Fund’s assets. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Accounting Standards Codification Topic 820 issued by the Financial Accounting Standards Board (“ASC 820”).

General

The assets of the Fund will be valued on each Determination Date in accordance with the principles set forth in the Valuation Policy. The value of all assets and liabilities not expressed in U.S. dollar will be converted into such currency at the prevailing spot rate (whether official or otherwise) as determined by the Adviser as at the relevant Determination Date. If such quotations are not available, the rate of exchange will be determined by the Adviser in accordance with the process set out in the Valuation Policy.

Shares, interests and/or units in Portfolio Funds are generally valued based on the latest net asset value reported or provided by the relevant Portfolio Funds’ managers, which may only be provided by such managers on a quarterly basis. Similarly, certain other Secondary Investments are expected to be generally valued based on the valuation information provided by the lead or sponsor investors.

It is anticipated that the valuation information will generally not be available until forty-five (45) calendar days or more after each quarter-end, especially pending receipt of audited financial information. Accordingly, if the latest valuation information with respect to these investments is not available at the time of the relevant Determination Date, the value of these investments may be adjusted by the Adviser pursuant to the Valuation Policy. To the extent the Adviser is unable to utilize the valuation information provided, or where the Adviser determines that the valuation information provided is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination in accordance with the Valuation Policy.

In making a fair valuation determination of these Portfolio Funds, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Portfolio Funds at the most recent reported value by the relevant Portfolio Fund’s manager or whether to adjust the value of such Portfolio Funds to reflect a premium or discount in the adjusted NAV of a Portfolio Fund. In order to determine the adjusted NAV of the Portfolio Funds, the Adviser will make assumptions that are based on market conditions existing at the relevant Determination Date. In this context, key inputs and assumptions include, but are not limited to, reported NAVs, capital calls, distributions, significant market dislocations and significant subsequent events. The Adviser may track relevant issuer-specific events or broader market-driven events related to fund investments that the Adviser believes may have a significant impact on the Fund’s NAV as a whole, and upon such occurrence, may make a corresponding adjustment to the current fair value of such fund investment. In general, the Adviser expects that any adjustments to fair values will be calculated after a determination that a material change has occurred and the financial effects of such change are quantifiable by the Adviser. If the Adviser concludes in good faith that the latest fund NAV reported by the relevant fund’s manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes the funds fair value), the Adviser may make a fair value determination in accordance with the Valuation Policy. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s monthly NAV. As a result, the Fund’s published NAV per Share in any given month may not fully reflect any or all changes in value that may have occurred since the most recent quarterly valuation reported by the relevant fund’s manager.

Prospective investors should be aware that there can be no assurance that the valuation of interests, shares and/or units in Portfolio Funds as determined under the procedures described above will in all cases be accurate, especially to the extent the Adviser does not generally have access to all necessary financial and other information relating to such Portfolio Funds to determine independently the net asset value of the Fund’s interests in those Portfolio Funds. As a consequence, the results of the fair valuation of Portfolio Funds whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such Portfolio Funds and their issuers and, therefore, are the result of the Adviser’s interpretation. The Adviser will calculate the net asset value of these Portfolio Funds based on its assessment of such fair value.

For the avoidance of doubt, Portfolio Funds will be subject to a new valuation determination on each relevant Determination Date as per the process described herein.

Debt and Other Securities

The value of any cash in hand or on deposit, notes and bills payable on demand and accounts receivable, prepaid expenses and cash dividends declared and interest accrued but not yet collected, will be deemed the nominal value of these assets unless it is improbable that such amounts can be paid and collected in full; in which case, the value will be arrived at after deducting such amounts as determined in accordance with rules and procedures established by the Adviser.

Securities for which market quotations are readily available are generally valued at their current or latest available market value as of the relevant Determination Date.

Shares, units or interests of open-ended investment companies, including money market funds, are generally valued at their respective net asset values as of the relevant Determination Date.

Fixed income securities are generally valued using prices supplied by an approved independent third party or affiliated pricing services or brokers/dealers as of the relevant Determination Date. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value.

Securities and money market instruments admitted to official listing on a stock exchange, or which are traded on another regulated market which operates regularly and is recognized and open to the public are generally valued at the last available price on such stock exchange or market as of the relevant Determination Date. If the same security or money market instrument is quoted on different markets, the quotation of the main market for this security or money market instrument will be used.

If the last known price of any of the securities listed above is not to be deemed representative of the actual market value of such securities and/or instruments by the Adviser, the Adviser may decide to value such instruments and/or securities on the basis of their probable realization value, in accordance with the Valuation Policy via a multiple on earnings metric, or such other alternative technique as the Adviser may utilize in its sole discretion.

Private Market Investments and Other Fair Value Considerations

Notwithstanding anything herein to the contrary, in connection with the calculation of the NAV by the Adviser on each Determination Date, the Adviser may in its discretion, but without obligation, consider material market data and other information that becomes available after such Determination Date for valuing the assets and liabilities of the Fund and calculating the relevant net asset values.

Private Market Investments

With respect to each Determination Date, for private markets investments for which no market quotations are available (other than Portfolio Funds and certain other Secondary Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals and will be finally determined by the Adviser. Otherwise, the fair value of each such investment will be determined by the Adviser, taking into account various factors, as relevant and as provided for in the Valuation Policy, which factors may include: (i) market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics; (ii) market clearing transaction activity; (iii) pending sales and potential exit transactions, including but not limited to: (a) any sales price in a letter of intent, offer letter or term sheet; (b) the company’s total enterprise price; or (c) information from an investment bank during an initial public offering; (iv) discounted cash flow analysis; (v) liquidation analysis (cost approach), (vi) data retrieved from other parties such as the Adviser’s deal teams or internal reports of the Adviser; (vii) single position reviews provided by third parties; or (viii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may also utilize independent third-party valuations if such valuations are deemed reliable.

Fair Value

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability determined in accordance with U.S. GAAP, with reference to (i) a market value, in the case of financial instruments for which a reliable market can readily be identified; otherwise, the value of the components of a similar instrument; or (ii) a value derived from generally accepted valuation models and techniques for those instruments for which a reliable market cannot readily be identified. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including, without limitation, through the DRIP) or redemption of Shares at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

Suspension of NAV Calculation

In certain circumstances, such as market closures or extraordinary events, including, but not limited to any period in which the New York Stock Exchange is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors, the Fund may temporarily suspend the calculation of NAV. During such periods, the Fund will not accept new subscriptions if the calculation of NAV is suspended, and the suspension of NAV may require the termination of a pending repurchase offer by the Fund (or the postponement of the valuation date for a repurchase offer). Calculation of the Fund’s NAV will resume after the Adviser, in its discretion, determines that conditions no longer require suspension of the calculation of NAV.

Eligible Investors

Although the Shares will be registered under the Securities Act, the Shares will be sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law. The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

Plan of Distribution

Distributor

[●], an affiliate of the Adviser, with its principal place of business at [●], acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

Distribution and Servicing Plan

[The Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares and pays the Distribution and Servicing Fee with respect to its Class S Shares and Class D Shares to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares.] These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class D Shares and activities related to administration and servicing of Class S and Class D accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, if granted, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class S and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% and [●]%, respectively, based on the aggregate net assets of the Fund attributable to such class. Class I shares are not subject to any distribution and servicing fee and do not bear any expenses associated therewith. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates, including the Distributor, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class D Shares and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $1,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[●] and incremental contributions are not less than $[●].

The Board reserves the right to accept lesser amounts below these minimums for employees of the Adviser and its affiliates and vehicles controlled by such employees. The purchase price of the Shares is based on the net asset value as of the date such Shares are purchased.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, CVC or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser, CVC or Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, CVC or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, CVC or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

All Shares are sold at the public offering price, which is the net asset value of a Class S Shares, Class D Shares and Class I Shares, as applicable.

Following the Inception Date, Shares will generally be offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due 3 business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month, where funds are remitted by wire transfer.

Prospective investors may also purchase Shares by exchanging securities of Portfolio Funds or potential Portfolio Funds for Fund Shares (i.e., an in‑kind purchase) on any day that the Fund is open for purchases, subject to meeting the conditions below. Each exchange of Portfolio Funds or potential Portfolio Fund shares for Fund Shares is subject to approval by the Adviser in accordance with procedures adopted by the Board. Share exchanges will be conducted only directly through the Fund. No financial intermediary will be permitted to conduct Share exchanges. Shares purchased in connection with an exchange shall be sold by the Fund at net asset value as calculated by the Fund as of the close of business on the last business day of the month in which the exchange occurs. The Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Funds or potential Portfolio Funds to be exchanged by prospective investors for Shares will be generally at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value in accordance with the Fund’s valuation procedures described above in “Net Asset Valuation.” Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Adviser will not receive any payment in connection with the exchange by an investor of Portfolio Fund or potential Portfolio Fund shares for Fund Shares and such exchanges will not be subject to sales loads.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. A prospective investor must submit a completed subscription document at least 5 business days before the acceptance date. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Prior to a purchase date, funds received from prospective investors will be placed in an account with the Fund’s transfer agent. On the purchase date, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders as of the purchase date. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a share class, you should consider the following:

•
which share classes are available to you;
•
how much you intend to invest;

•
how long you expect to own the shares; and
•
total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class S Shares

Class S Shares are sold at the prevailing net asset value per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [●]% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of [●]% of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available to any eligible investor through brokerage and transactional-based accounts.

Class D Shares

Class D Shares are sold at the prevailing net asset value per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [●]% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of [●]% of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing net asset value per Class I Share. Financial intermediaries may not charge you transaction-based fees when you buy Class I Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any compensation from the Fund or from the Distributor, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class D Shares and will reduce the net asset value or distributions of the other share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D Shares have no upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Payments to Financial Intermediaries

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediary’s registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The Fund may also pay fees to financial intermediaries outside of its Distribution and Service Plan for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a servicing fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed Shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

Other Payments

Investors who purchase Shares of the Fund during the Initial Offering Period will receive Additional Shares commensurate with the amount of their investment in the Fund during the Initial Offering Period. The Adviser and/or its affiliates intend to purchase Additional Shares on behalf of such investors (or deliver Additional Shares to such investors from the assets of the Adviser and/or its affiliates) that invest during the Initial Offering Period. As a result, neither the investor nor the Fund will use its own assets to purchase these Additional Shares. Investors that submit a subscription during the Initial Offering Period are deemed to have “purchased” such Shares during the Initial Offering Period, although the Fund may not fully accept the subscription or the subscription may not be fully funded due to eligibility, regulatory and other requirements in connection with such subscription. Such Shares will be valued as of the date of issuance. Additional Shares will have the same rights as other Shares.

Purchases by the Adviser and/or its affiliates may create an incentive for Shareholders to invest additional amounts in the Fund during the Initial Offering Period. Because the Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, any Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing these additional Shares. There is a risk that any such investors may submit their Shares for repurchase by the Fund, particularly after purchases of the additional Shares by the Adviser and/or its affiliates have ceased. As with repurchase requests by any Shareholder, such repurchase requests could have a significant negative impact on the Fund, including on the Fund’s liquidity. The Adviser may be deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the purchase of the Additional Shares. The Adviser, in its sole discretion, may terminate the Initial Offering Period at any time.

Closed-End Fund Structure; No Right of Redemption

The Fund is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

Transfer Restrictions

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, dissolution, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board or its delegate (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

Repurchase of Shares

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

The Adviser expects to recommend to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than [●]% of the Fund’s net assets on a quarterly basis. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

In certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than [●]% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances only in compliance with Rule 13e-4 under the Securities Exchange Act of 1934, as amended, upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. Shareholders have the right to withdraw their written tenders after the expiration of 40 business days from the commencement of the offer, if not yet accepted by the Fund for payment.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one‑year anniversary of the Shareholder’s purchase of the Shares (on a “first in–first out” basis). An early repurchase fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The early repurchase fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the early repurchase fee in its sole discretion under certain circumstances, including, but not limited to, for administrative, operational, rebalancing, regulatory or other purposes: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non‑discretionary rebalancing program. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders.

Other than the early repurchase fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, subject to applicable law, the Fund is permitted to allocate pro rata to all Shareholders, whose Shares are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with the Fund’s investments, if the Adviser determines to liquidate such Shares as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $25,000 following such Share repurchase.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

ERISA Considerations

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

Distributions

The Fund intends to qualify for treatment as a RIC under the Code each taxable year and accordingly intends to distribute at least 90% of its investment company income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non‑capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Single Asset Deals and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099‑DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be provided to Shareholders (through such Shareholders’ financial intermediary). The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

[The Fund will operate under a DRIP administered by [●]. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [●]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [●] prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [●], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

[●] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [●] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. [●] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [●] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [●] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state, local or non‑U.S. income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non‑cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to [●] at [●] (direct overnight mail). Certain transactions can be performed by calling the toll free number [●].]

Description of Shares

The Fund is a newly organized Delaware statutory trust formed on [●], 2026. The Fund currently offers three classes of Shares: Class S Shares, Class D Shares and Class I Shares. The Fund will apply for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. There is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class I Shares until any such relief is granted. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [●]:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	[●]
Class D Shares	Unlimited	[●]
Class I Shares	Unlimited	[●]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Certain Provisions in Declaration of Trust

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser and its affiliates may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the

Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class to which such action relates joins in the bringing of such court action, proceeding or claim. Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, if such provision is found to violate the U.S. federal securities laws, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under U.S. federal securities laws, including, without limitation, the 1940 Act, to the extent such provision violates U.S. federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

Material U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax‑exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark‑to‑market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or state, local or non‑U.S. tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax‑exempt securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•
an individual who is a citizen or resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Prospective investors are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and non‑U.S. tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify for treatment in each taxable year, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to corporate-level U.S. federal income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source‑of‑income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income” (which generally is the Fund’s net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies for treatment as a RIC.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is the Fund’s net long-term capital gain in excess of net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one‑year period ending on October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level U.S. federal income tax for the taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax or U.S. federal excise tax thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
Have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;
•
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies or other income (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and
•
diversify its holdings so that at the end of each quarter of the taxable year:
•
at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and
•
no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Portfolio Funds and Portfolio Fund Advisers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Portfolio Funds or Portfolio Fund Advisers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring tax, including an excise tax, on undistributed income.

The Fund has an opt‑out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below in—“Taxation of U.S. Shareholders.”

The Fund may have investments, either directly or through the Portfolio Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Funds) actually receives a corresponding amount of cash in respect of such income. For example, if the Portfolio Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Portfolio Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net long-term capital losses (i.e., long-term capital losses in excess of short-term capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C corporation,” even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re‑qualify as a RIC, the Fund would generally be required to pay corporate-level U.S. federal income tax on any unrealized gain in its assets, as of the first day of its first taxable year as a RIC, that the Fund recognizes in the subsequent five-taxable-year period unless the Fund elects to recognize gain to the extent of any such unrealized appreciation in a deemed sale.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non‑corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify for treatment as a RIC for each taxable year.

The Fund’s Investments—General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non‑qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the tax characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

A Portfolio Fund in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in Portfolio Fund. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a Regulated Investment Company” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a United States shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by United States shareholders. A “United States shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. Prospective investors should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non‑corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s net long-term capital gains in excess of net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non‑corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in‑kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its net long-term capital gains in excess of net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The

Fund may also make actual distributions to its Shareholders of some or all of net long-term capital gains in excess of net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

U.S. Shareholders that have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

When you purchase Shares of the Fund, part of the NAV per Share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such Shares from such income and/or realized gains may be taxable to you even if the NAV of the Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the 1933 Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the Shareholder and the affected expense will be treated as having been incurred by the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such Shareholder.

Assuming the Fund qualifies as a publicly offered RIC, in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Shareholders, who will be treated as if each U.S. Shareholder received a distribution of its pro rata share of this gain, with the result that each

U.S. Shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund’s Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by such U.S. Shareholder. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non‑corporate U.S. Shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non‑corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099‑DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal income tax character of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under applicable U.S. Treasury regulations, qualified REIT dividends earned by the Fund may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non‑U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•
results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;
•
results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or
•
is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date of the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution of unrelated business taxable income (“UBTI”) to its tax‑exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax‑exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax‑exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non‑U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts and estates and foreign corporations. Whether an investment in Shares is appropriate for a Non‑U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Prospective investors should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non‑U.S. Shareholders (other than certain U.S.-source interest income and net short-term capital gains in excess of long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non‑U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non‑U.S. Shareholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal income tax if the Non‑U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non‑U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non‑U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are attributable to the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are attributable to the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non‑U.S. Shareholder must comply with applicable certification requirements relating to its Non‑U.S. status (including, in general, furnishing an IRS Form W‑8BEN (for individuals), IRS Form W‑8BEN‑E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non‑U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non‑U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non‑U.S. Shareholder, and gains realized by a Non‑U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non‑U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the

Non‑U.S. Shareholder in the United States) or, in the case of an individual, the Non‑U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non‑U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non‑U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non‑U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non‑U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non‑U.S. Shareholders, distributions (both cash and in Shares), and gains recognized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A repurchase of our Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Shareholders” for a discussion of when a redemption will be treated as a sale or exchange and related matters.

We intend to adopt a dividend reinvestment plan that will allow Shareholders to elect to receive dividends in the form of additional Shares instead of in cash. If a Non-U.S. Shareholder reinvests dividends in additional Shares, such Non-U.S. Shareholder will generally be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. If the distribution is a distribution of our investment company taxable income and is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our Shares. The Non-U.S. Shareholder will have an adjusted tax basis in the additional Shares purchased through the dividend reinvestment plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. Shareholder’s account.

A Non‑U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non‑U.S. Shareholder provides the Fund or the Administrator with an IRS Form W‑8BEN, IRS Form W‑8BEN‑E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non‑U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non‑U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non‑U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each prospective investor should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non‑U.S. Shareholder, which may include providing certain information in respect of such Non‑U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

ALL PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

Custodian

The [●] serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [●].

Administration and Accounting Services

The Fund has entered into an [Administration and Fund Accounting Agreement] with [●] under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: [customary fund accounting services, including computing the Fund’s net asset values and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.]

The Administrator’s principal business address is [●].

Transfer Agent and Dividend Paying Agent

[●], whose principal business address is [●], serves as the Fund’s transfer agent and paying agent with respect to the Shares.

Fiscal Year; Reports to Shareholders

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund will furnish to Shareholders as soon as practicable after the end of each calendar year information on Form 1099 to assist Shareholders in preparing their tax returns. The Fund will inform each Shareholder of the amount of such Shareholder’s income dividends and capital gain distributions through a notice included on such Shareholder’s account report, and will advise Shareholders of their tax status for federal income tax purposes shortly after the close of each calendar year.

Independent Registered Public Accounting Firm

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

Legal Counsel

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017 and 900 G Street, N.W., Washington, D.C. 20001, serves as legal counsel to the Fund. Morris, Nichols, Arsht & Tunnell LLP acts as special Delaware counsel to the Fund.

APPENDIX A — LIST OF INVESTMENTS OF THE PREDECESSOR FUND

[To be included in subsequent pre-effective amendment.]

A-1

CVC-PSEC PRIVATE SECONDARIES FUND

Class S Shares

Class D Shares

Class I Shares

PROSPECTUS

[ ]

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED AUGUST 12, 2026

CVC-PSEC PRIVATE SECONDARIES FUND

Class S Shares

Class D Shares

Class I Shares

[•]

_____________________

CVC-PSEC Private Secondaries Fund (the “Fund”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [ ]. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling (212) 265-6222, by writing to the Fund at 767 Fifth Avenue, New York, New York 10153 or by visiting [●]. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

Additional Investment Policies

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.
Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Lending: The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Commodities: The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

1

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

2

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. For purposes of concentration, investments in municipal securities issued to finance a particular project are considered investments in the industry of that project and investments in the sovereign debt of any single country are considered investments in a single industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, subject to the Fund’s policy on concentration. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Portfolio Funds. The Fund will, however, consider the investments held by Portfolio Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

3

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board and prior notice to Shareholders.

Under normal circumstances, the Fund invests at least 80% of its assets in private market investments acquired through Secondary Investments. For purposes of this 80% policy, the Fund’s “assets” means net assets (plus the amount of any borrowings for investment purposes). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Secondary Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Secondary Investments for purposes of its 80% policy. This 80% policy is non-fundamental and may be changed by the Board of Trustees of the Fund (the “Board” or “Board of Trustees”) upon 60 days’ prior written notice to shareholders, provided that the Fund provides such notice in advance of a tender offer and such tender offer is not oversubscribed. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable.

4

Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The overall management of the business and affairs of the Fund, including oversight of the Adviser, is vested in the Board. Each member of the Board (each, a “Trustee”) shall hold office until his or her removal, resignation or successor is duly elected and qualifies.

The Trustees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

Name, Address(1) and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE[S]:

[●]	[●]	[●]	[●]	[●]	[●]

NON-INTERESTED TRUSTEES:

[●]	[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]	[●]

[The Trustees were selected to join the Board based upon the following: his or her character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than [●], [his/her] status as not being an “interested person” as defined in the 1940 Act; and, as to [●], his or her role with CVC. No factor, by itself, was controlling.]

In addition to the information provided in the table included above, each Trustee possesses the following attributes: [●]. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Responsibilities of the Board

The Board is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Trustees oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including the Adviser, the custodian and the transfer agent. As part of this process, the Trustees consult with the Fund’s independent auditors [and with their own separate independent counsel.]

5

The Trustees review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Trustees review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the “Nominating Committee”) that meet periodically and whose responsibilities are described below.

The Fund does not have a formal policy regarding attendance by Trustees at meetings of shareholders.

Each of the Audit Committee and the Nominating Committee is composed of all Trustees who have been determined not to be “interested persons” of the Fund, the Adviser, CVC or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Trustees”), and is chaired by an Independent Trustee. The Board in its discretion from time to time may establish ad hoc committees.

The Board is currently comprised of [●] trustees, [●] of whom are Independent Trustees. [●] serves as Chairman of the Board. [●] is an “interested person” of the Fund. The appointment of [●] as Chairman reflects the Board’s belief that [his/her] experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. [●] serves as Lead Independent Trustee. The Chair develops agendas for Board meetings and presides at all meetings of the Board. The Chair also leads executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Fund’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Trustees (who constitute a majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Adviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of [all of] the Independent Trustees. [●] serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Trustees (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Trustees of the Fund, is composed of [all of] the Independent Trustees. [●] serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

6

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•
whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;
•
whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;
•
whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;
•
whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;
•
the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustee of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•
the character and integrity of the person; and
•
whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential trustee nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

7

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

As the Fund has not yet commenced investment operations, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund as of the date of this SAI.

As to each Independent Trustee and his or her immediate family members, as of the date of this SAI, no person owns beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of Trustees

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Board and committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trustees who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Under the federal securities laws, the Fund is required to provide to shareholders information regarding compensation paid to the Trustees by the Fund. The Trustees listed below are members of the Fund’s Audit and Nominating Committees. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. Accordingly, the expected amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Trustees. In addition, no remuneration will be paid during the Fund’s initial fiscal year by the Fund to [●] who is an “interested person” as defined in the 1940 Act.

Name of Trustee		Aggregate Compensation from the Fund		Total Compensation from the Fund and Fund Complex
Non-Interested Trustees
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]

8

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified.

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years
[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]

Principal Owner of Shares

Prior to the public offering of the Shares, [●] purchased Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, [●] owned 100% of the Fund’s outstanding Shares and therefore may be deemed to control the Fund until such time as it owns 25% or less of the Fund’s outstanding Shares, which is expected to occur upon the closing of this offering. The address of [●] is [●]. [●] is organized under the laws of the State of [●] and is a wholly-owned subsidiary of [●].

9

Portfolio Managers

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts is also indicated as of [●], 2026.

Portfolio Advisers

Portfolio Adviser	Type of Account	Number of Accounts Managed		Total Assets Managed ($ millions)	Number of Accounts Managed for which an Advisory Fee is Charged		Assets Managed for which Advisory Fee is Performance- Based ($ millions)
[●]	Other Registered Investment Companies	[●]	$	[●]	[●]	$	[●]
Other Pooled Vehicles
Other Accounts

Portfolio Adviser Compensation

[●]

Portfolio Adviser Securities Ownership

As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Investment Committee

The Investment Committee has been established in respect of the Fund to evaluate and approve investments for the Fund. The Investment Committee, in addition to other matters, will (i) evaluate the investment universe for the Fund, (ii) review detailed analysis of target investments, (iii) formulate strategies to acquire, divest or manage portfolio investments, and (iv) advise on the investment strategy of the Fund. The quorum for the Investment Committee will be a majority of its members, with decisions being made on a unanimous basis. From time to time, and as appropriate, the Adviser may invite additional persons as observers to the Investment Committee.

10

Proxy Voting Policies

The Fund’s investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from a Portfolio Fund or a Single Asset Deal vehicle seeking the consent of or voting by holders, and may also vote on matters relating to the other private market investments. The Board has delegated the voting of proxies for the securities held in the Fund’s portfolio to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies, the Adviser will vote proxies, amendments, consents or resolutions related to the Fund’s securities in the best interests of the Fund and its Shareholders. The Adviser’s proxy voting procedures are included in Appendix A of this SAI. Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ended June 30 will be available, without charge, upon request by calling collect (212) 644-8500, and on the SEC’s website at www.sec.gov.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Adviser and the Distributor have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with CVC, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund and the Adviser are on file with the SEC. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

11

Portfolio Transactions

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Fund’s Investment Management Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions in securities will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Adviser, CVC or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

12

Certain ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund will not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

ERISA Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such

13

descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expects to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

14

Control Persons and Principal Shareholders

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. [As of [●], the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.]

15

Financial Statements

Appendix F to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [●].

16

Appendix A – Proxy Voting Policy

[To come by pre-effective amendment.]

A-1

Appendix F – Financial Statements

[To come in subsequent pre-effective amendment.]

F-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements.

(2)	Exhibits:

	(a)	(1)	Certificate of Trust is filed herewith.

		(2)	Declaration of Trust is filed herewith.

	(b)	Bylaws to be filed by pre-effective amendment.

	(c)	Not applicable.

	(d)	Form of Multiple Class Plan to be filed by pre-effective amendment.

	(e)	Form of Dividend Reinvestment Plan to be filed by pre-effective amendment.

	(f)	Not applicable.

	(g)	(1)	Form of Investment Management Agreement to be filed by pre-effective amendment.

	(h)	(1)	Form of Distribution Agreement to be filed by pre-effective amendment.

		(2)	Form of Financial Intermediary Agreement to be filed by pre-effective amendment.

		(3)	Form of Distribution and Servicing Plan to be filed by pre-effective amendment.

	(i)	Not applicable.

	(j)	Form of Custody Agreement to be filed by pre-effective amendment.

	(k)	(1)	Form of Administration Agreement to be filed by pre-effective amendment.

		(2)	Form of Transfer Agency and Service Agreement to be filed by pre-effective amendment.

		(3)	Form of Expense Limitation Agreement to be filed by pre-effective amendment.

	(l)	Opinion and Consent of Delaware Counsel to be filed by pre-effective amendment.

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm to be filed by pre-effective amendment.

	(o)	Not applicable.

	(p)	(1)	Form of Initial Subscription Agreement to be filed by pre-effective amendment.

		(2)	Form of Investor Subscription Agreement to be filed by pre-effective amendment.

(q)	Not applicable

(r)	(1)	Code of Ethics of Registrant to be filed by pre-effective amendment.

	(2)	Code of Ethics of Adviser to be filed by pre-effective amendment.

	(3)	Code of Ethics of Distributor to be filed by pre-effective amendment.

(s)	Calculation of Filing Fee Table is filed herewith.

(t)	Power of Attorney to be filed by pre-effective amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Financial Intermediary Agreement, forms of which will be filed herewith as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Securities

As of [●]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class S	[●]
Shares of Beneficial Ownership for Class D	[●]
Shares of Beneficial Ownership for Class I	[●]

Item 30. Indemnification

[Reference is made to [●] of the Registrant’s Amended and Restated Declaration of Trust. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.]

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File No. [●]) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at [●].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
Not applicable.
2.
Not applicable.
3.
The Registrant hereby undertakes:
(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)
that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)
if the Registrant is relying on Rule 430B:
(A)
each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)
each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)
if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.
The Registrant undertakes:
(a)
Not applicable; and
(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.
Not applicable.
6.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London in the United Kingdom, on the 12th day of August, 2026.

CVC-PSEC PRIVATE SECONDARIES FUND

By:	/s/ Joel Grossmark
Name:	Joel Grossmark
Title:	Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of August, 2026.

Signature	Capacity

/s/ Joel Grossmark	Initial Trustee
Joel Grossmark

EXHIBIT INDEX

Exhibit Number	Description

(a)(1)	Certificate of Trust

(a)(2)	Declaration of Trust

(s)	Calculation of Filing Fee Tables